                                                                  EXHIBIT 99.1

                                                                CONFORMED COPY

                                                               DOCKET NO. 4410

                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE


-----------------------------------x
In re:                             :        Chapter 11
                                   :
FRUIT OF THE LOOM, INC., et al.,   :        Case No. 99-04497 (PJW)
                         -- ---    :
                                   :
                      Debtors.     :        Jointly Administered
                                   :
                                   :        RELATED TO DOCKET
-----------------------------------x        NOS. 4239 AND 4388


              FINDINGS OF FACT AND CONCLUSIONS OF LAW RELATING TO,
           AND ORDER UNDER 11 U.S.C.SS.SS. 1129(A) AND (B) CONFIRMING, THIRD AMENDED JOINT PLAN OF REORGANIZATION OF FRUIT OF THE LOOM, INC., ET AL., UNDER CHAPTER 11 OF THE BANKRUPTCY CODE

                                TABLE OF CONTENTS

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                                                                                                             PAGE
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
RECITALS.......................................................................................................1

FACTS AND CONCLUSIONS OF LAW...................................................................................6

1.       Core Proceeding (28 U.S.C.ss. 157(b)(2))..............................................................6

2.       Transmittal and Mailing of Materials; Notice..........................................................6

3.       Plan Compliance with Bankruptcy Code (11 U.S.C.ss. 1129(a)(1))........................................7

4.       Fruit of the Loom's Compliance with the Bankruptcy Code (11 U.S.C.ss. 1129(a)(2)).....................9

5.       Plan Proposed in Good Faith (11 U.S.C.ss. 1129(a)(3))................................................10

6.       Payments for Services or Costs and Expenses (11 U.S.C.ss. 1129(a)(4))................................10

7.       Directors, Officers and Trustees (11 U.S.C.ss. 1129(a)(5))...........................................11

8.       No Rate Changes (11 U.S.C.ss. 1129(a)(6))............................................................11

9.       Best Interests of Creditors Test (11 U.S.C.ss. 1129(a)(7))...........................................11

10.      Acceptance by Certain Classes (11 U.S.C.ss. 1129(a)(8))..............................................12

11.      Treatment of Administrative and Tax Claims (11 U.S.C.ss. 1129(a)(9)).................................12

12.      Acceptance by Impaired Classes (11 U.S.C.ss. 1129(a)(10))............................................12

13.      Feasibility (11 U.S.C.ss. 1129(a)(11))...............................................................12

14.      Payment of Fees (11 U.S.C.ss. 1129(a)(12))...........................................................13

15.      Continuation of Retiree Benefits (11 U.S.C.ss. 1129(a)(13))..........................................13

16.      Fair and Equitable; No Unfair Discrimination (11 U.S.C.ss. 1129(b))..................................13

17.      Principal Purpose of Plan (11 U.S.C.ss. 1129(d)).....................................................14

18.      Objections...........................................................................................14
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                                      i

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
19.      Technical Amendments and Non-Material Modifications..................................................16

20.      NWI and EPA Settlement...............................................................................16

21.      EPA Settlement Approval Motion.......................................................................16

22.      Successors of Fruit of the Loom......................................................................16

23.      Exemption From Securities Laws (11 U.S.C.ss. 1145(a))................................................17

24.      Good Faith Solicitation; Good Faith Sale of Securities (11 U.S.C.ss. 1125(e))........................17

25.      Assumption and Assignment Determinations.............................................................18

26.      Discharge, Release, Indemnification, Injunction and Exculpation......................................19

27.      Transfer of Property.................................................................................19

28.      Liquidating Debtors..................................................................................20

29.      Substantive Consolidation of Consolidating Debtors and Consolidated Estate...........................20

30.      Plan As Motion to Approve Substantive Consolidation..................................................21

31.      Cause for Substantive Consolidation..................................................................21

32.      NWI and NWI Claims Not Consolidated..................................................................21

33.      Cause for Not Consolidating NWI or NWI Claims........................................................21

34.      Conditions To Confirmation...........................................................................22

35.      Effective Date and NWI Effective Date................................................................22

36.      Jurisdiction.........................................................................................22

DECREES.......................................................................................................22

37.      Confirmation.........................................................................................22

38.      Objections...........................................................................................23

39.      Provisions of Plan and Order Nonseverable and Mutually Dependent.....................................23

40.      Executory Contracts and Unexpired Leases.............................................................24

41.      Prepetition Settlement Agreement.....................................................................27


                                       ii


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

42.      Assumption of Certain Insurance Policies.............................................................27

43.      Discharge, Injunction, Release, and Exculpation......................................................27

44.      Release of Fruit of the Loom Claims..................................................................32

45.      Rule 9019(a) Settlements.............................................................................33

46.      Factual Basis for Approval of Rule 9019(a) Settlements...............................................33

47.      Approval of Rule 9019(a) Settlements.................................................................34

48.      Approval of Initial Members of FOL Liquidation Trust Advisory Committee, the Unsecured Creditors
         Trust Advisory Committee, Officers, Directors........................................................34

49.      Surrender of Senior Notes to Indenture Trustees......................................................35

50.      Fees and Expenses of Fruit of the Loom Indenture Trustees and Collateral Agent.......................35

51.      Contracts With Federal Government....................................................................36

52.      Environmental Laws...................................................................................36

53.      General Authorizations...............................................................................36

54.      FOL Liquidation Trust as Grantor Trust...............................................................38

55.      Cancellation of Equity Interests.....................................................................38

56.      Exemption From Stamp Taxes...........................................................................39

57.      Treatment of New Common Stock and Beneficial Interests...............................................39

58.      Conflicts............................................................................................40

59.      Dissolution of Fruit of the Loom Creditors' Committee................................................40

60.      Sale of Apparel Business Order.......................................................................41

61.      Approval of APA Documents............................................................................41

62.      Substantive Consolidation of Consolidating Debtors...................................................41

63.      Transfers of Property................................................................................41

64.      Adequate Protection Obligations Terminated...........................................................42

65.      Payment of Certain Professionals.....................................................................42

66.      Dismissal of Committee Avoidance Action..............................................................42
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                                       iii
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

67.      NWI Claims Objections Procedures.....................................................................42

68.      Plan and Confirmation Order Binding..................................................................43

69.      Supremacy of Confirmation Order......................................................................43

70.      Plan Provisions to Be Given Effect...................................................................43

71.      Plan Classification Controlling......................................................................43

72.      The Record...........................................................................................44

73.      Final Fee Application for Professional Fees..........................................................44

74.      Failure to Consummate Plan...........................................................................45

75.      Separate NWI Effective Date..........................................................................46

76.      Retention of Jurisdiction............................................................................46

77.      Notice of Entry of Confirmation Order................................................................47

78.      Returned Mail........................................................................................47

79.      Authorization to Close...............................................................................47

80.      Sufficiency of Notice of Confirmation................................................................48

Exhibit A:    The Plan
Exhibit B:    The APA
Exhibit C:    Notice to Filing and Recording Officers of Entry and Terms of Confirmation Order
Exhibit D:    Cure Payment Schedule and Assumption/Assignment Schedule
Exhibit E:    Form of Notice of Entry of Confirmation Order

                                  RECITALS


          WHEREAS, on January 31, 2002, Fruit of the Loom, Inc., et al., ("Fruit of the Loom"), debtors and debtors-in-possession in these Chapter 11 Cases, filed with this Court the amended and restated Disclosure Statement pursuant to
Section 1125 of the Bankruptcy Code with respect to the Second Amended Joint Plan of Reorganization of Fruit of the Loom, Inc., et al. under Chapter 11 of the Bankruptcy Code, dated February 4, 2002 (the "Disclosure Statement"); and

          WHEREAS, on February 6, 2002, this Court entered an order dated February 5, 2002 (the "Disclosure Statement Approval Order") that, among other things, approved the Disclosure Statement in all respects, fixed the date for the hearing to consider confirmation of the Second Amended Joint Plan of Reorganization, and established certain procedures for soliciting and tabulating votes with respect to the Second Amended Joint Plan of Reorganization; and

          WHEREAS, on March 19, 2002, Fruit of the Loom filed its Third Amended Joint Plan of Reorganization dated March 19, 2002 (the "Plan");(1) and

          WHEREAS, the Plan contemplates, among other things, giving effect to the transactions provided for in that certain Asset Purchase Agreement, dated as of November 1, 2001, as amended (as so amended, the "APA"), by and among FTL Inc., FTL Cayman, and Union Underwear (as Sellers), New FOL Inc. (as Purchaser), and Berkshire Hathaway Inc. (as Guarantor of Purchaser), a copy of which was filed as Exhibit C to the Plan Supplement and is attached hereto as Exhibit B; and

          WHEREAS, on March 22, 2002, this Court entered an order ("Supplemental Disclosure Statement Approval Order"), that, among other things, approved the "Supplement to Disclosure Statement dated February 4, 2002" ("Disclosure Supplement") in all respects, rescheduled the date for the hearing to consider confirmation of the Plan and reestablished certain procedures for soliciting and tabulating votes with respect to the Plan; and

          WHEREAS, Fruit of the Loom filed the affidavits of service, docket numbers 3990, 3991, 3992, 4256, and 4257,

--------
(1) Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Plan.

respectively (collectively, the "Initial Plan Mailing Affidavits"), showing that, in accordance with the applicable Bankruptcy Rules and the Disclosure Statement Order, the Notice of Confirmation Hearing, the Disclosure Statement (and the Plan attached thereto), the Solicitation Letter, the Disclosure Statement Approval Order and, to the extent required in the Disclosure Statement Approval Order, an appropriate Ballot, were mailed and transmitted by United States mail first class postage prepaid no later than February 11, 2002 to, as set forth in the exhibits to the Plan Mailing Affidavits, (i) the Creditors' Committee, the DIP Lenders, and the United States Trustee (excluding ballots);
(ii) claimants holding Claims in unimpaired classes: Class 1 (Priority Non-Tax Claims) consisting of Class 1A (Priority Non-Tax Claims against the Consolidated Estate) and Class 1B (Priority Non-Tax Claims that are NWI Claims) (excluding Ballots);(iii) claimants holding Claims designated as impaired and entitled to vote pursuant to the Plan Class 2 (Prepetition Secured Creditor Claims), Class 3 (Other Secured Claims), Class 4 (Unsecured Claims), consisting of Class 4A (Unsecured Claims against the Consolidated Estate other than NWI Claims) and Class 4B (Unsecured Claims that are NWI Claims), and Class 5 (Trade Convenience Claims); (iv) Claimants holding Creditors' Securities Fraud Claims (Class 6) who are impaired and deemed to have rejected the Plan and not entitled to vote (excluding Ballots); (v) Claimants holding Old Capital Stock (Class 7), Old FTL Cayman Common Stock (Class 7A), Old FTL Inc. Preferred Stock (Class 7B) Old FTL Inc. Common Stock (Class 7C), Transferred Subsidiary Equity Interests (Class 8) and Other Equity Interests (Class 9) (excluding Ballots) who are designated as impaired under the Plan and who will receive no Distribution under the Plan; and
(vi) entities that requested notices under Bankruptcy Rule 2002 (excluding Ballots); and

          WHEREAS, Fruit of the Loom filed the affidavits of service, docket numbers 4272, 4281 and 4365, respectively (collectively with the Initial Plan Mailing Affidavits, the "Plan Mailing Affidavits"), showing that, in accordance with the applicable Bankruptcy Rules and paragraphs 10 of the Supplemental Disclosure Statement Approval Order, the Disclosure Supplement (and the Plan attached thereto) the Solicitation Letter, and the Supplemental Disclosure Statement Approval Order were mailed and transmitted by United States mail first class postage prepaid no later than March 25, 2002 to, as set forth in the exhibits to the Plan Mailing Affidavits, (i) the United States Trustee; (ii) claimants holding Claims designated as impaired and entitled to vote pursuant to the Plan Class 2 (Prepetition Secured Creditor Claims), Class 4 (Unsecured Claims) consisting of Class 4A (Unsecured Claims against the Consolidated Estate other than NWI Claims and 8-7/8% Note Claims), Class 4B (Unsecured Claims that are NWI Claims), and Class 4C (8-7/8% Note Claims) and Class 5 (Trade Convenience Claims); and (iii) entities that requested notices under Bankruptcy Rule 2002; and

          WHEREAS, Fruit of the Loom filed the affidavits of (i) Gary Morris of The Wall Street Journal (national edition) and (ii) Arlene Moller of The New York Times (national edition), sworn to on February 27, 2002 (the "Publication Affidavits") setting forth the time and manner of the publication of the notices approved by this Court in paragraph 19 of the Disclosure Statement Approval Order for publication in The Wall Street Journal (national edition) and The New York Times (national edition), and showing that such notices were published in accordance with paragraph 19 of the Disclosure Statement Approval Order; and

          WHEREAS, Fruit of the Loom filed the affidavit of Jane Sullivan, sworn to on April 17, 2002, attesting to the results of voting on the Plan (the "Voting Results Reports"); and

          WHEREAS, Fruit of the Loom filed the affidavits of (a) G. William Newton, the Acting Chief Financial Officer of Fruit of the Loom, sworn to on April 17, 2002 (the "Newton Affidavit"), and (b) Eric Mendelsohn, sworn to on April 17, 2002 (the "Mendelsohn Affidavit"), setting forth certain matters in connection with confirmation of the Plan; and

          WHEREAS, on April 3, 2002, Fruit of the Loom filed the Plan Supplement Pursuant To Section 16.5 Of Third Amended Joint Plan Of Fruit of the Loom, Inc., et al., Under Chapter 11 of the Bankruptcy Code (the "Plan Supplement"); and

          WHEREAS, Fruit of the Loom filed the Notice of Service, docket number 4322, showing that on April 3, 2002, Fruit of the Loom served (a) the Plan Supplement on (i) the United States Trustee, and (ii) counsel for the Creditors' Committee; and (b) a Notice of Filing of the Plan Supplement on those entities that have formally requested receipt of pleadings in these cases pursuant to Rule 2002 of the Bankruptcy Rules; and

          WHEREAS, on April 2, 2002, Fruit of the Loom filed the Cure Payment Schedule Pursuant to Third Amended Joint Plan of Reorganization of Fruit of the Loom, Inc., et al., Under Chapter 11 of the Bankruptcy Code (the "Cure Payment Schedule"); and

          WHEREAS, Fruit of the Loom filed the Notice of Filing Cure Payment Schedule Pursuant to Third Amended Joint Plan of Reorganization of Fruit of the Loom, Inc., et al., Under Chapter 11 of the Bankruptcy Code (the "Cure Notice of Filing"), dated April 16, 2002, showing that on April 3, 2002, Fruit of the Loom served the Cure Notice of Filing (to which the Cure Payment Schedule was annexed as an Exhibit) on (i) the United States Trustee, (ii) counsel for the Creditors' Committee, (iii) counsel to Fruit of the Loom's DIP Lender, and (iv) the counterparties to the executory contracts or unexpired leases to be assumed, stating, subject to subsequent amendment, and, among other things, whether each executory contract or unexpired lease would be assumed pursuant to the Plan and Sections 365 and 1123(b)(2) of the Bankruptcy Code and the cure amounts for each such contract or lease; and

          WHEREAS, annexed hereto as Exhibit D is the Cure Payment Schedule (which is a part of the Assumption/Assignment Schedule (below defined)), as amended and modified as of the Confirmation Date, setting forth (a) such executory contracts and leases to be assumed under the Plan that, in Fruit of the Loom's determination, required payments greater than $0 to cure monetary defaults in accordance with section 365(b)(1) of the Bankruptcy Code and (b) the amounts of total cure amount (the "Cure Amounts") for each such contract or lease, which constitute the sole amounts necessary under sections 365(b)(1)(A) and (B) of the Bankruptcy Code to cure all monetary defaults and pay all actual pecuniary losses under the contracts and leases;

          WHEREAS, annexed hereto as Exhibit D is a schedule listing all executory contracts and unexpired leases to be assumed, or assumed and assigned, pursuant to the Plan as originally filed and served with the Plan Supplement and amended and modified as of the Confirmation Date (the "Assumption/Assignment Schedule"); and

          WHEREAS, ten (10) objections to confirmation were formally filed by the following entities: (i) Mississippi State Tax Commission, (ii) the United States, on behalf of itself, the United States Customs Service and the United States Internal Revenue Service, (iii) Travelers Casualty and Surety Company (as issuer of a Customs bond), (iv) the Lead Plaintiffs in the Securities Fraud Class Actions, (v) Nashville Carpet

Center, Inc., (vi) Texas Comptroller of Public Accounts, (vii) Morton International, (viii) Caterpillar Financial Services Corp., ("Caterpillar") (ix) Travelers Casualty and Surety Company and Travelers Indemnity Company, as the holders of Class 4B Claims (together, "Travelers"), and (x) Transportation Insurance Co., Continental Casualty Co., Continental Insurance Co. (collectively, "CNA"); and

          WHEREAS, the Acting United States Trustee has not objected to confirmation, but has filed a comment regarding certain provisions of the Plan (the "UST Comment"); and

          WHEREAS, each of the (i) Mississippi State Tax Commission, (ii) the United States, on behalf of itself, the United States Customs Service and the United States Internal Revenue Service, (iii) Travelers Casualty and Surety Company (as issuer of a Customs bond), (iv) Nashville Carpet Center, Inc., (v) Texas Comptroller of Public Accounts, (vi) Travelers, and (vii) Caterpillar have elected to withdraw their objections to confirmation; and

          WHEREAS, as described at the Confirmation Hearing, to resolve the objections interposed to the Plan, Fruit of the Loom has agreed to modify the treatment provided for Priority Tax Claims and have resolved certain matters with respect to the claims or the purported claims of Nashville Carpet Center, Travelers and Caterpillar as set forth in stipulations presented to the Court or in this Order; and

          WHEREAS, pursuant to section 1128(a) of the Bankruptcy Code, this Court held a hearing commencing on April 19, 2002 (the "Confirmation Hearing"), to consider confirmation of the Plan, including the settlements embodied therein; and

          WHEREAS, Fruit of the Loom proffered the testimony of Messrs. Newton and Mendelsohn and Ms. Sullivan, at the Confirmation Hearing;

          NOW, THEREFORE, based upon this Court's review of the affidavits and reports previously filed with this Court, including the Plan Mailing Affidavits, the Publication Affidavit, the Voting Results Reports, the Newton Affidavit, the Mendelsohn Affidavit, and the various Certificates of Service; and upon all of the evidence proffered or adduced at, memoranda and objections filed in connection with, and arguments of counsel made at the Confirmation Hearing and at the hearing commenced on April 19, 2002 to consider, inter alia, issues pertaining to settlement of various intercompany and intercreditor issues regarding Fruit of the Loom; and after due deliberation; and upon the entire record of this Chapter 11 Case;

          FACTS AND CONCLUSIONS OF LAW

          IT IS HEREBY FOUND AND DETERMINED that(2)

          1.  Core Proceeding (28 U.S.C. ss. 157(b)(2))

     This is a core proceeding under 28 U.S.C.ss. 157(b)(2).

          2.  Transmittal and Mailing of Materials; Notice

     The (a) Notice of (1) Approval of Disclosure Statement; (2) Hearing on Confirmation of Joint Plan of Reorganization; (3) Deadline and Procedures for Filing Objections to Confirmation of the Plan; (4) Deadline and Procedures for Temporary Allowance of Claims for Voting Purposes; (5) Treatment of Certain Unliquidated Contingent or Disputed Claims for Notice, Voting and Distribution Purposes; (6) Omnibus Objections to Claims for Voting Purposes; (7) Record Date and (8) Voting Deadline for Receipt of Ballot; (b) Disclosure Statement; (c) the Plan; (d) the Ballots; (e) the Solicitation Letters; (f) the Supplemental Disclosure Statement Approval Order and the Plan Supplement (and the amendments thereto) were transmitted and served in compliance with the Disclosure Statement Approval Order and/or the Supplemental Disclosure Statement Approval Order and the Bankruptcy Rules, and such transmittal and service was adequate and sufficient. Adequate and sufficient notice of the Confirmation Hearing and other bar dates and hearings described in the Disclosure Statement Approval Order and/or the Supplemental Disclosure Statement Approval Order was given in compliance with the Bankruptcy Rules and the Disclosure Statement Approval Order and/or the Supplemental Disclosure Statement Approval Order, and no further notice is required. The solicitation of votes was made in good faith and in compliance with the applicable provisions of the Bankruptcy Code and Bankruptcy Rules and all other rules, laws and regulations.


--------
(2) Findings of fact shall be construed as conclusions of law and conclusions of law shall be construed as findings of fact where appropriate.

          3.  Plan Compliance with Bankruptcy Code (11 U.S.C. ss. 1129(a)(1))


     Section IV of the Plan adequately and properly identifies and classifies all Claims and Equity Interests. The Plan complies with the applicable provisions of the Bankruptcy Code, thereby satisfying Section 1129(a)(1) of the Bankruptcy Code and, as required by Bankruptcy Rule 3016(a), is dated and specifically identifies Fruit of the Loom as the proponent of the Plan.

          (a) Proper Classification (11 U.S.C. ss.ss. 1122, 1123(a)(1)). Section IV of the Plan adequately and properly identifies and classifies all Claims and Equity Interests. The Plan designates seven (7) Classes of Claims and three (3) Classes of Equity Interests. The Claims or Equity Interests placed in each Class are substantially similar to other Claims or Equity Interests, as the case may be, in each such Class, and such classification is therefore consistent with section 1122 of the Bankruptcy Code. Valid business and legal reasons exist for the various Classes of Claims and Equity Interests created under the Plan, and such Classes do not unfairly discriminate between holders of Claims or Equity Interests. Thus, the Plan satisfies Section 1123(a)(1) of the Bankruptcy Code.

          (b) Specified Treatment of Unimpaired Class (11 U.S.C. ss. 1123(a)(2)). The Plan specifies in Section IV that Class 1 is not impaired under the Plan, thereby satisfying section 1123(a)(2) of the Bankruptcy Code.

          (c) Specified Treatment of Impaired Classes (11 U.S.C. ss. 1123(a)(3)). The Plan specifies the Classes of Claims and Equity Interests that are impaired and the treatment of the impaired Classes (Classes 2, 3, 4A, 4B, 4C, 5, 6, 7, 8, and 9) in Sections IV and V of the Plan, thereby satisfying section 1123(a)(3) of the Bankruptcy Code.

          (d) No Discrimination (11 U.S.C. ss. 1123(a)(4)). Except as described herein, Section V of the Plan provides for the same treatment for each Claim or Equity Interest in each respective Class unless the holder of a particular Class or Equity Interest has agreed to a less favorable treatment of such Claim or Equity Interest, thereby satisfying section 1123(a)(4) of the Bankruptcy Code.

          (e) Implementation of the Plan (11 U.S.C. ss. 1123(a)(5)). Section VII of the Plan provides adequate and proper means for implementation of the Plan, thereby satisfying section 1123(a)(5) of the Bankruptcy Code.

          (f) Nonvoting Equity Securities (11 U.S.C. ss. 1123(a)(6)). Pursuant to Section 7.6 of the Plan, the Amended Bylaws and Amended Certificate of Incorporation of Fruit of the Loom prohibit the issuance of nonvoting equity securities (other than warrants), thereby satisfying section 1123(a)(6) of the Bankruptcy Code. The holders of shares of New Common Stock, after the Effective Date, will vote as a single class on the basis of one vote per share of New Common Stock.

          (g) Selection of Officers, Directors and Initial Trustees (11 U.S.
C. ss. 1123(a)(7)). The provisions of the Plan, Amended Bylaws and Amended Certificate of Incorporation of Reorganized Fruit of the Loom, the FOL Liquidation Trust Agreement, the EPA Settlement Agreement and the Unsecured Creditors Trust Agreement regarding the manner of selection of officers and directors of Reorganized Fruit of the Loom and the FOL Liquidation Trust Advisory Committee of the FOL Liquidation Trust, the trustee of the Custodial Trust, and the Unsecured Creditors Trust Advisory Committee of the Unsecured Creditors Trust are consistent with the interests of creditors and equity security holders and with public policy, thereby satisfying Section 1123(a)(7) of the Bankruptcy Code. Specifically:

          (i) Section 7.9 of the Plan provides that, upon the Effective Date, the existing Board of Directors of each member of Fruit of the Loom shall be deemed to have resigned. Thereupon, the initial Board of Directors for each of the Reorganized Fruit of the Loom entities and Newco will be selected by the Purchaser. Purchaser has designated (a) John B. Holland and G. William Newton to be the sole directors of each member of Reorganized Fruit of the Loom following the Effective Date, and (b) John B. Holland, G. William Newton, Richard D. Mendlin and David T. Whitaker, each a current employee of Fruit of the Loom, to be the officers of each of Reorganized Fruit of the Loom from and after the Effective Date.

          (ii) The Plan and FOL Liquidation Trust Agreement contain appropriate provisions for the selection of successor trustees of the FOL Liquidation Trust and members of the FOL Liquidation Trust Advisory Committee in the event of the death, resignation or other disability of any trustee or member. See Section
7.23.1 and 7.23.3 of Plan and Article VII of the FOL Liquidation Trust Agreement. The initial trustee of FOL

Liquidation Trust shall be Avidity Partners, LLC, an Illinois limited liability company of which John J. Ray III is a principal member. The initial members of the FOL Liquidating Trust Advisory Committee are Bank of America, N.A., KPMG, and Ocean Ridge Capital Advisors, LLC.

          (iii) The Plan, the EPA Settlement Agreement, the Successor Trust, and the Custodial Trust contain appropriate provisions for the selection of successor trustees in the event of the death, resignation or other disability of any trustee of the Successor Trust or Custodial Trust. See Section 7.22 of the Plan and Section 4.1 of each of the Successor Trust Agreement and the Custodial Trust Agreement. The initial trustee of the NWI Successor Trust shall be LePetomane, II Inc. and the initial trustee of the Custodial Trust shall be LePetomane, III Inc.

          (iv) The Plan and the Unsecured Creditors Trust Agreement contain appropriate provisions for the selection of successor trustees and members of the Unsecured Creditors Trust Advisory Committee in the event of the death, resignation or other disability of any trustee of the Unsecured Creditors Trust or members of the Unsecured Creditors Trust Advisory Committee. See Section
7.23.2 and 7.23.4 and Section 1.1, 5.1 and 5.2 of the Unsecured Creditors Trust Agreement. The initial trustee of the Unsecured Creditors Trust shall be Clingman & Hanger Management Associates, LLC, a Virginia limited liability company. The initial members of the Unsecured Creditors Trust Advisory Committee shall be Miriam Conner, in her capacity as class representative, Calcot, Ltd., Worldtex Inc., Staple Cotton Cooperative Association, and NHL Enterprises, L.P., each a member of the Creditors Committee.

          (v) Until the NWI Effective Date, the sole director of each of FTL Inc. and NWI will be John J. Ray III.

          4. Fruit of the Loom's Compliance with the Bankruptcy Code (11 U.S.C. ss. 1129(a)(2))

     Fruit of the Loom has complied with the applicable provisions of the Bankruptcy Code, thereby satisfying Section 1129(a)(2) of the Bankruptcy Code.

          (a) Fruit of the Loom, Inc. is a corporation organized under the laws of the State of Delaware and is a proper debtor under section 109 of the Bankruptcy Code.

          (b) Each of the other members of Fruit of the Loom is a proper debtor under section 109 of the Bankruptcy.

          (c) On December 29, 1999, each of the members of Fruit of the Loom filed a voluntary Chapter 11 petition pursuant to Section 301 of the Bankruptcy Code. The chapter 11 cases of Fruit of the Loom were consolidated for administrative purposes by order dated December 30, 1999.

          (d) This Court has jurisdiction over Fruit of the Loom's Chapter 11 cases pursuant to 28 U.S.C. ss. 1334.

          (e) Venue of these cases is proper in this district pursuant to 28 U.S.C. ss. 1408.

          (f) Fruit of the Loom is a proper proponent of the Plan pursuant to section 1121(a) of the Bankruptcy Code.

          (g) Fruit of the Loom, as proponent of the Plan, complied with the applicable provisions of the Bankruptcy Code, the Bankruptcy Rules and the Disclosure Statement Approval Order and/or the Supplemental Disclosure Statement Approval Order in transmitting the Plan, Disclosure Statement, the Disclosure Supplement, Ballots and related documents and notices and in soliciting and tabulating votes on the Plan. Notwithstanding any adverse financial and other developments occurring subsequent to the mailing of the Disclosure Statement or the Disclosure Supplement, no resolicitation of votes is required as each of the Disclosure Statement and the Disclosure Supplement stated that it was accurate only as of the date of its preparation, and (i) warned of the risks of adverse changes in the Company's prospects and (ii) stated that management did not intend to revise the Disclosure Statement and/or Disclosure Supplement projections or advise its readers of any subsequent changes or events.

          5. Plan Proposed in Good Faith (11 U.S.C. ss. 1129(a)(3))

     Fruit of the Loom has proposed the Plan in good faith and not by any means forbidden by law, thereby satisfying section 1129(a)(3) of the Bankruptcy Code.

          6. Payments for Services or Costs and Expenses (11 U.S.C. ss. 1129(a)(4))

     Any payment made or to be made by Fruit of the Loom, or by a person issuing securities or acquiring property under the Plan, for services or for costs and expenses in or in connection with the Chapter 11 Case, or in connection with the Plan and incident to the Chapter 11 Case, has been approved by, or is subject to the approval of, this Court as reasonable, thereby satisfying section 1129(a)(4) of the Bankruptcy Code.

          7. Directors, Officers and Trustees (11 U.S.C. ss. 1129(a)(5))

     Fruit of the Loom has complied with section 1129(a)(5) of the Bankruptcy Code. Specifically:

          (a) To the extent known at this time, Fruit of the Loom has disclosed the identity and affiliations of any individual proposed to serve, after confirmation of the Plan, as a director, officer or voting trustee of Fruit of the Loom, or any successor to Fruit of the Loom under the Plan, and the appointment to, or continuance in, such office of such individual is consistent with the interests of creditors and equity security holders and with public policy.

          (b) To the extent known at this time, Fruit of the Loom has disclosed the identity of any insider that will be employed or retained by Reorganized Fruit of the Loom and such person's compensation, to the extent known.

          8. No Rate Changes (11 U.S.C. ss. 1129(a)(6))

     No governmental regulatory commission has jurisdiction over the rates charged by Fruit of the Loom. Thus, the Plan does not provide for the change in any rates which require regulatory approval, thereby satisfying section 1129(a)(6) of the Bankruptcy Code.

          9. Best Interests of Creditors Test (11 U.S.C. ss. 1129(a)(7))

     The Plan satisfies section 1129(a)(7) of the Bankruptcy Code. Specifically:

          (a) The liquidation analyses contained in the Disclosure Statement and in other evidence at the Confirmation Hearing have not been controverted by other evidence. The methodology used and assumptions made in connection with the liquidation analysis, as supplemented by other evidence at the Confirmation Hearing, are reasonable.

          (b) Each holder of a Claim or Equity Interest in each impaired Class either has accepted the Plan or will likely receive or retain under the Plan on account of such Claim or Equity Interest property of a value, as of the Effective Date, that is not less than the amount that such holder would receive or retain if Fruit of the Loom were liquidated under chapter 7 of the Bankruptcy Code on such date. No Class has made an election under section 1111(b)(2) of the Bankruptcy Code.

          10. Acceptance by Certain Classes (11 U.S.C. ss. 1129(a)(8))

     Except as set forth in paragraph 16 below, each Class of Claims or Equity Interests entitled to vote has accepted the Plan or is not impaired under the Plan. Since not all impaired Classes of Claims or Equity Interests have accepted the Plan, the requirements of section 1129(a)(8) have not been met, thus requiring resort to section 1129(b) of the Bankruptcy Code.

          11. Treatment of Administrative and Tax Claims (11 U.S.C. ss. 1129(a)(9))

     The treatment of Administrative Expense Claims, DIP Facility Claims, Priority Tax Claims, and Priority Non-Tax Claims under sections 3.1, 3.2, 3.3 and 5.3 of the Plan satisfies the requirements of section 1129(a)(9)(A) and (B) of the Bankruptcy Code, and the treatment of Priority Tax Claims under Section
3.3 of the Plan satisfies the requirements of section 1129(a)(9)(C) of the Bankruptcy Code.

          12. Acceptance by Impaired Classes (11 U.S.C. ss. 1129(a)(10))

     At least one Class of Claims that is impaired under the Plan has accepted the Plan, determined without including any acceptance of the Plan by any insider of Fruit of the Loom holding a Claim in such Class, thereby satisfying section 1129(a)(10) of the Bankruptcy Code.

          13. Feasibility (11 U.S.C. ss. 1129(a)(11))

     Based on the record, reasonable prospects exist that Reorganized Fruit of the Loom may achieve financial stability and success. Reliable and credible evidence was presented at the Confirmation Hearing that the Plan is feasible. Among other things, the evidence showed that the Reorganizing Debtors and the Plan Entities can make, or cause to be made, the Distributions required under the Plan and that they will be able to perform their obligations under the Plan following the Confirmation Date and the Effective Date. Consequently, confirmation of the Plan is not likely to be followed by the liquidation, other than as provided in the Plan or the need for further financial reorganization, of Fruit of the Loom or any successor to Fruit of the Loom, thereby satisfying section 1129(a)(11) of the Bankruptcy Code.

          14. Payment of Fees (11 U.S.C. ss. 1129(a)(12))

     All fees payable under 28 U.S.C. ss. 1930, as determined by this Court at the Confirmation Hearing, have been paid or will be paid as Administrative Expense Claims on the Effective Date pursuant to Section 16.1 of the Plan, thereby satisfying section 1129(a)(12) of the Bankruptcy Code. From and after the Effective Date, FOL Liquidation Trust shall pay all fees payable under 28 U.S.C. ss. 1930 for the estate of each member of Fruit of the Loom until the chapter 11 case of such member is dismissed, closed or converted.

          15. Continuation of Retiree Benefits (11 U.S.C. ss. 1129(a)(13))

     Section 11.7 of the Plan satisfies section 1129(a)(13) of the Bankruptcy Code. The Plan makes provision for the continuation after the Effective Date of retiree benefits, as that term is defined in section 1114 of the Bankruptcy Code, at the level established pursuant to section 1114 prior to the Petition Date, for the duration of the period Fruit of the Loom has obligated itself to provide such benefits.

          16. Fair and Equitable; No Unfair Discrimination (11 U.S.C.ss.
1129(b))

     Classes 6, 7, 8 and 9 ("Rejecting Classes") are impaired Classes of Claims and Equity Interests that are deemed to have rejected the Plan pursuant to section 1126(g) of the Bankruptcy Code. These are the only Classes that have not accepted, or been deemed not to have accepted, the Plan. Pursuant to section 1129(b) of the Bankruptcy Code, this Court finds that the Plan does not discriminate unfairly, and is fair and equitable, with respect to each of the Rejecting Classes. Specifically, (a) with respect to each of the Rejecting Classes, the holder of any Claim or Equity Interest that is junior to the Claim or Equity Interest of such Rejecting Class will not receive or retain under the Plan on account of such junior Claim or Equity Interest any property, and (b) with respect to the Claims and Equity Interests, such Claims and

Equity Interests have no value. Thus, the Plan satisfies section 1129(b) as to each of the Rejecting Classes.

          17. Principal Purpose of Plan (11 U.S.C. ss. 1129(d))

     The principal purpose of the Plan is not the avoidance of taxes or the avoidance of the application of Section 5 of the Securities Act of 1933 (15 U.S.C. ss. 77e), and no governmental unit has requested that this Court not confirm the Plan for this reason. Therefore, the Plan satisfies the requirements under section 1129(d) of the Bankruptcy Code.

          18. Objections

     All objections to confirmation and comments filed with this Court have been withdrawn or settled or overruled.

          (a) In regard to the objections to confirmation filed with this Court by the Mississippi State Tax Commission, by the United States on behalf of itself, the United States Customs Service and the United States Internal Revenue Service, by Travelers Casualty and Surety Company (as issuer of a customs bond), and by the Texas Comptroller of Public Accounts, this Court finds and rules as follows: that the objection has been withdrawn with prejudice based upon the amendment to section 3.3 of the Plan.

          (b) In regard to the limited objection to confirmation filed with this Court by Nashville Carpet Center, Inc., this Court finds and rules as follows: that it has been withdrawn with prejudice, based upon the agreed treatment of Nashville Carpet's Allowed Class 3 Claim as set forth in the Settlement Agreement dated April 15, 2002 by and between Nashville Carpet Center, Inc. and Union Underwear Company, Inc.

          (c) In regard to the objections to confirmation filed with this Court by Travelers, this Court finds and rules as follows: that it has been withdrawn with prejudice, based upon the agreement set forth in the stipulation between Travelers and Fruit of the Loom that, among other things, provides for the withdrawal of Fruit of the Loom's motion to reject the 1995 Settlement Agreement with Travelers, which is incorporated herein by reference.

          (d) In regard to the objection to confirmation filed with the Court by Caterpillar, this Court finds and rules: that it has been withdrawn with prejudice, based upon the agreement of the parties that all issues with regard to Cure

Payments shall be adjourned to a later date, with the parties reserving all rights with respect to the amount of the Cure Payment due to Caterpillar.

          (e) In regard to the objections to confirmation filed with this Court by CNA, this Court finds and rules as follows that it has been withdrawn with prejudice, based upon the agreement set forth in the stipulation between CNA and Fruit of the Loom that, among other things, resolves CNA's motion to permit a late filed proof of claim, which is incorporated herein by reference.

          (f) In regard to the objection to confirmation filed by Morton, such objection has been withdrawn with prejudice pursuant to the following settlement: (i) Morton shall have an administrative claim, in the amount of $1,350,000.00, against Fruit of the Loom, payable within two (2) business days of the Effective Date; (ii) Morton shall have a separate administrative claim against FTL Inc. (which entity shall be renamed NWI Inc.) in the amount of $1,000,000.00 (the "Morton/NWI Administrative Claim"); provided, however, that such Morton NWI Administrative Claim shall be payable only after the $25,000,000.00 and the $4,450,000.00 payments (the "Initial NWI Payments") referred to in section 7.22.5 of the Plan shall have been made; and provided, further, that after such Initial Payments shall have been made, the Morton/NWI Administrative Claim shall be satisfied solely out of the 50% of the net proceeds of the preferred stock of True Specialty Corporation available for distribution to holders of Allowed 4B Claims (and prior to any distribution to such holders of Allowed Class 4B Claims); (iii) Morton waives any other claim it may have other than any Class 4B Claims it may have; and (v) Morton reserves its right to object to the EPA Settlement Agreement.

          (g) In regard to the objection filed by the Securities Class Action Plaintiffs (the "Plaintiffs"), it has been withdrawn pursuant to the following settlement: (i) FTL Inc., the debtor entity that is one of the insureds under the D&O Insurance Policy, shall change its name to NWI Inc., (ii) the Plaintiffs shall amend any complaint in any Securities Class Actions to substitute NWI Inc. for Fruit of the Loom (or any corporate affiliate thereof) listed as a defendant in such complaint for the sole purpose of naming NWI Inc. as a defendant (so as not to prejudice rights (if any) the Plaintiffs may have to entity coverage under the D&O Insurance Policy), (iii) other than the action described in (ii) above, the Plaintiffs shall be barred from prosecuting any claim or recovering on any such claim against any Fruit of the Loom debtor, and shall not refer to Fruit of the Loom in any pleading or press release and (iv) the Plaintiffs expressly waive any right of recovery against any of Fruit of the Loom, the Estates, Reorganized Fruit of the Loom, the Plan Entities or any assets or property of any of them other than the D&O Insurance Policy.

          19. Technical Amendments and Non-Material Modifications

     The modification of the Plan (the "Modification") set forth in the attached copy of the Plan with respect to (i) the treatment of Priority Tax Claims, and
(ii) distribution mechanics, is a technical or non-material change to the Plan and shall be, and hereby is, approved in its entirety.

          The Modification does not constitute a material modification of the Plan and, if it did, such modification is permitted expressly pursuant to section 15.2 of the Plan. Furthermore, Fruit of the Loom has established that the Modification will not alter the economic effect of the distributions to Classes described in the Plan.

          20. NWI and EPA Settlement

     The Plan contemplates that the treatment of NWI and NWI Claims under the Plan shall be governed by the terms of the EPA Settlement, once the EPA Settlement is effective. (Plan Sections 5.6.4 and 7.22) The form of the EPA Settlement, in substantially final form, was filed as Exhibit G to the Plan Supplement.

          21. EPA Settlement Approval Motion

     On April 5, 2002, FTL Inc. and NWI filed a motion with this Court seeking approval of the EPA Settlement, subject to receipt of any necessary approvals by the governmental entities party thereto (the "EPA Settlement Approval Motion"). The EPA Settlement Approval Motion is scheduled to be heard, at this time, on May 24, 2002. As of the date hereof, all governmental parties to the EPA Settlement Agreement have executed the EPA Settlement Agreement in the form annexed to the EPA Settlement Approval Motion, and approval process is proceeding.

          22. Successors of Fruit of the Loom

     For purposes of Sections 1125(e) and 1145 of the Bankruptcy Code, each of the FOL Liquidation Trust, the Unsecured Creditors Trust, the NWI Successor, and the Custodial Trust, when established as provided in the Plan and pursuant to the terms of the Liquidation Agent Agreement, the Unsecured Creditors Trust Agreement, and the EPA Settlement Agreement, will be a newly organized successor of Fruit of the Loom under the Plan within the meaning of section 1125(e) of the Bankruptcy Code and, along with Reorganized Fruit of the Loom, and Newco each a successor to Fruit of the Loom under the Plan within the meaning of Section 1145(a) of the Bankruptcy Code. Neither the FOL Liquidation Trust, the Unsecured Creditors Trust, the NWI Successor Trust nor the Custodial Trust, are insiders of Fruit of the Loom, Reorganized Fruit of the Loom or Newco within the meaning of Section 101(31) of the Bankruptcy Code.

          23. Exemption From Securities Laws (11 U.S.C. ss. 1145(a))

     To the extent, if any, that they constitute "securities," the issuance and distribution of (i) the Fruit of the Loom New Common Stock, (ii) the FOL Liquidation Trust Beneficial Interests, (iii) the Unsecured Creditors Trust Beneficial Interests (iv) the 8-7/8% Note Claims Beneficial Interests, (v) the NWI Successor Trust Beneficial Interests; and (vi) the Custodial Trust Beneficial Interests under the Plan have been duly authorized, and when issued as provided in the Plan, will be validly issued, fully paid and nonassessable. The offer and sale of the foregoing is in exchange for Claims, or principally in exchange for Claims and partly for cash or property, within the meaning of section 1145(a)(1) of the Bankruptcy Code. In addition, under section 1145 of the Bankruptcy Code, to the extent, if any, that the above-listed items constitute "securities," the offering of such items is exempt and the issuance and distribution of such items will be exempt from Section 5 of the Securities Act of 1933 and any state or local law requiring registration prior to the offering, issuance, distribution or sale of securities.

          24. Good Faith Solicitation; Good Faith Sale of Securities (11 U.S.C. ss. 1125(e))

     Fruit of the Loom, and its agents, accountants, business consultants, representatives, attorneys and advisors, through their participation in the negotiation and preparation of the Plan and the Disclosure Statement and their efforts to confirm the Plan, have solicited acceptances and rejections of the Plan in good faith and participated in this Chapter 11 Case in compliance with the applicable provisions of the Bankruptcy Code. Fruit of the Loom, the FOL Liquidation Trust, the Unsecured Creditors Trust, NWI Successor the Custodial Trust, holders of Claims and/or Equity Interests receiving any of the items described in paragraph 23(i)-(vi) above, and their agents, representatives, attorneys and advisors have participated or will have participated in good faith and in compliance with the applicable provisions of the Bankruptcy Code in the offer, sale, issuance and purchase of the items described in paragraph 23(i)-(vi) above.

          25. Assumption and Assignment Determinations.

                  (a) Fruit of the Loom's assumption and, as applicable, assignment of contracts and leases, pursuant to Section XI of the Plan and section 365 of the Bankruptcy Code, are authorized pursuant to section 1123(b)(2) of the Bankruptcy Code as reasonable exercises of sound business judgment and are in the best interests of the Estates.

                  (b) Subject to payment of the Cure Amounts for the respective contracts and leases to be assumed and assigned, (i) the contracts and leases assumed and assigned shall constitute valid and existing contracts or unexpired lease interests in the property subject to such leases, (ii) none of Fruit of the Loom's rights has been or shall be released or waived under the contracts and leases assumed and assigned,
         (iii) the contracts and leases assumed and assigned shall not be terminated and shall remain in full force and effect, (iv) no default shall exist under the contracts and leases assumed and assigned, nor shall there exist any event or condition that with the passage of time or the giving of notice, or both, would constitute such a default, and
         (v) the assignment and assumption of the contracts and leases assumed and assigned in accordance with the Plan shall not constitute a breach of or default under any of such contracts and leases. Notwithstanding the foregoing, the determination of the amount of Cure Payment due to Caterpillar is adjourned to May 24, 2002 at 9:30 a.m. and all rights of Fruit of the Loom and Caterpillar with respect to the cure amounts are reserved.

                  (c) No party to a contract or lease has objected to the ability of Purchaser, Reorganized Fruit of the Loom and/or Newco to provide adequate assurance of future performance of the contracts and leases to be assumed and assigned to each of them within the meaning of section 365(b)(1)(C) of the Bankruptcy Code with respect to such contracts and leases.

          (d) No party to a contract or lease has objected to the ability of NWI Successor and/or FOL Liquidation Trust to provide adequate assurance of future performance of the contracts and leases to be assumed and assigned to each of them within the meaning of section 365(b)(1)(C) of the Bankruptcy Code with respect to such contracts and leases.

          26. Discharge, Release, Indemnification, Injunction and Exculpation

     Each of the discharge, release, indemnification, and exculpation provisions contained in Sections X, XIII and XIV of the Plan:

          (a) falls within the jurisdiction of this Court under 28 U.S.C. ss. ss. 1334(a), (b) and (d);

          (b) is an essential means of implementing the Plan pursuant to section 1123(a)(5) of the Bankruptcy Code;

          (c) is important to the overall objectives of the Plan to finally resolve, except to the extent otherwise provided in the Plan, all claims among or against the parties in interest in this Chapter 11 Case with respect to Fruit of the Loom, its organization, capitalization, operation and reorganization; and

          (d) is consistent with sections 105, 1123, 1129 and other applicable provisions of the Bankruptcy Code.

          The failure to effect the discharge, release, injunction, indemnification and exculpation provisions of the Plan would seriously impair Fruit of the Loom's ability to confirm the Plan.

          27. Transfer of Property.

          (a) The transfers of property by Fruit of the Loom to (A) Purchaser, Reorganized Fruit of the Loom, Newco, or any Plan Entity (i) are or shall be legal, valid and effective transfers of property, (ii) vest or shall vest in Purchaser, Reorganized Fruit of the Loom, Newco, or any

     Plan Entity with good title to such property free and clear of all liens, charges, claims, encumbrances or interests, except as expressly provided in the Plan or this Order, (iii) do not and shall not constitute avoidable transfers under the Bankruptcy Code or under applicable nonbankruptcy law, and (iv) do not and shall not subject Purchaser, Reorganized Fruit of the Loom, Newco, or any Plan Entity to any liability by reason of such transfer under the Bankruptcy Code or under applicable nonbankruptcy law, including, without limitation, any laws affecting successor or transferee liability, and (B) holders of Claims or Equity Interests under the Plan, or the FOL Liquidation Trust, the Unsecured Creditors Trust or the Custodial Trust created pursuant to the Plan are for good consideration and value and (i) do not and shall not constitute avoidable transfers under the Bankruptcy Code or under applicable nonbankruptcy law, and (ii) do not and shall not subject Purchaser, Reorganized Fruit of the Loom, Newco, or any Plan Entity to any liability by reason of such transfer under the Bankruptcy Code or under applicable nonbankruptcy law, including, without limitation, any laws affecting successor or transferee liability.

          (b) The Purchaser and Berkshire have acted in good faith for the purposes of Bankruptcy Code section 363(m) with respect to the APA and the sale of the Apparel Business.

          28. Liquidating Debtors

     Section 7.25 of the Plan provides for the liquidation of all or substantially all of the property of the following Fruit of the Loom entities:
Aliceville Cotton Mill, Inc.; Artex Manufacturing Co., Inc.; DeKalb Knitting Corp.; FOL Caribbean Corp.; FOL R&D, Inc. (f/k/a Jet Sew Technologies, Inc.); FTL Investments, Inc.; FTL Systems, Inc.; Fruit of the Loom Arkansas, Inc.; Gitano Fashions, Ltd.; Greenville Manufacturing, Inc.; NWI; Pro Player, Inc.; Salem Sportswear, Corporation; Salem Sportswear, Inc.; Sherman Warehouse Corp.; Union Yarn Mills, Inc.; Union Underwear; Whitmire Manufacturing, Inc.; and Winfield Cotton Mills, Inc.

          29. Substantive Consolidation of Consolidating Debtors and Consolidated Estate

     The Plan provides for the substantive consolidation of all members of Fruit of the Loom except NWI (the "Consolidating Debtors")and all Claims against members of Fruit of the Loom except NWI Claims. (Plan Section 7.1) The Plan provides that Holders of Claims against all the members of Fruit of the Loom (other than NWI Claims) will be treated in a uniform manner and will receive only a single distribution, regardless of whether a Holder of a Claim holds a guarantee from one or more of the members of Fruit of the Loom.

          30. Plan As Motion to Approve Substantive Consolidation.

     The Plan constitutes a motion to approve the substantive consolidation of the Consolidating Debtors to the extent, and subject to the limitations set forth in the Plan. (Plan Section 7.1.3)

          31. Cause for Substantive Consolidation.

     Cause exists for the substantive consolidation of the Consolidating Debtors, including, but not limited to, the following facts: all or substantially all of the capital stock of the subsidiaries comprising the Consolidating Debtors is held by the common parent, FTL Cayman (except for the FTL Preferred Stock); the Consolidating Debtors are liable on common obligations and there are numerous cross guarantees among the Consolidating Debtors; the financial statement of the Consolidating Debtors were consolidated with the parent; there were centralized accounting and banking functions for all the Consolidating Debtors; there was centralized management functions for all the Consolidating Debtors; and finally, substantially all of the assets of each of the Consolidating Debtors were pledged to secured the Prepetition Secured Claims, which are not being paid in full under the Plan.

          32. NWI and NWI Claims Not Consolidated

     Notwithstanding the substantive consolidation of the Consolidating Debtors, NWI is not consolidated as a part of the Consolidated Estate, and the NWI Claims, whether asserted against NWI or FTL Inc., are not Allowed as Claims against the Consolidated Estate.

          33. Cause for Not Consolidating NWI or NWI Claims.

     Cause exists not to consolidate NWI or the NWI Claims. NWI was always maintained as a separate operation, since its inception, from the Consolidating Debtors, with separate management. Separate books and records and separate financial statements were maintained for NWI and NWI was not integrated into the consolidated operations of the Consolidating Debtors, and except for the claims of the Prepetition Secured Creditors, NWI did not guarantee obligations of other members of Fruit of the Loom. The NWI Claims asserted against FTL Inc. consist of contingent and unliquidated claims for future indemnification or remediation and insurance related thereto or for rejection damages for the rejection of contracts providing for future indemnification or remediation and insurance related thereto, such that these claims are substantially different from the Class 4A Claims and substantially similar to other Class 4B Claims which are for future indemnification or remediation or rejection damages arising from the rejection of contracts for future indemnification or remediation.

          34. Conditions To Confirmation

     Each of the conditions to confirmation set forth in Section 12.1 of the Plan has been satisfied, or will be satisfied or waived on or before the Effective Date.

          35. Effective Date and NWI Effective Date

     The Plan provides in Section 7.22.6 that if the EPA Settlement has not received Bankruptcy Court or other necessary approvals, if any, of the Governmental Parties, on or before the Effective Date for the Consolidating Debtors then, as to NWI and the NWI Claims there shall be a separate effective date for all provisions of the Plan applicable to NWI and the NWI Claims (the "NWI Effective Date"), which shall occur on the date on which the last necessary approval of the EPA Settlement is obtained.

          36. Jurisdiction

     This Court may properly retain jurisdiction over the matters set forth in
Section 15.1 of the Plan.

          DECREES

          NOW, THEREFORE, IT IS HEREBY ORDERED THAT,

          37. Confirmation

     The Plan, a copy of which is attached hereto as Exhibit A, and as supplemented by the Plan Supplement and as modified by this Order, is hereby confirmed as to Fruit of the Loom, and all acceptances and rejections previously cast for or against the Plan are hereby deemed to constitute acceptances or rejections of the Plan as modified by this Order.

          38. Objections

     Each and any objection to the adequacy of the information contained in the Disclosure Statement and the Disclosure Supplement that has not previously been withdrawn or settled is overruled. Each of the objections to confirmation of the Plan which has not been withdrawn, waived or settled, and all reservations of rights included therein, are overruled. To the extent that pleadings filed by individuals or entities constitute objections to confirmation of the Plan and have not been withdrawn, waived or settled, they are overruled and denied.

          (a) As set forth in Paragraph 18(a), the objection of the Mississippi State Tax Commission, the United States, on behalf of itself, the United States Customs Service and the United States Internal Revenue Service, Travelers (as issuer of a Customs Bond), and the Texas Comptroller of Public Accounts have been settled, and the settlement described in Paragraph 18(a) is hereby approved in accordance with Federal Rule of Bankruptcy Procedure 9019.

          (b) As set forth in Paragraph 18(b), the limited objection of Nashville Carpet Center, Inc. has been settled, and the settlement described in Paragraph 18(b) is hereby approved in accordance with Federal Rule of Bankruptcy Procedure 9019.

          (c) As set forth in Paragraph 18(c), the objection of Travelers has been settled, and the settlement described in Paragraph 18(c) is hereby approved in accordance with Federal Rule of Bankruptcy Procedure 9019.

          (d) As set forth in Paragraph 18(d), the objection of Caterpillar has been settled, and the settlement described in Paragraph 18(d) is hereby approved in accordance with Federal Rule of Bankruptcy Procedure 9019.

          39. Provisions of Plan and Order Nonseverable and Mutually Dependent. The provisions of the Plan and this Order, including the findings of fact and conclusions of law set forth herein, are nonseverable and mutually dependent.

          40. Executory Contracts and Unexpired Leases.

          (a) This Confirmation Order shall constitute an order of the Court granting the motion by Fruit of the Loom contained in the Plan to reject, as of the Effective Date, all executory contracts and unexpired leases to which Fruit of the Loom is a party except for: (a) the executory contracts and unexpired leases specifically listed on the Assumption/Assignment Schedule, which shall either be assumed or assumed and assigned as described therein, and (b) the executory contracts and unexpired leases dealt with in the Plan or pursuant to a Order of the Court entered on or before the Effective Date or a motion pending on or before the Effective Date.

          (b) Each assumed and assigned executory contract and unexpired lease of Fruit of the Loom that relates to the use or occupancy of real property shall include (i) all modifications, amendments, supplements, restatements, or other agreements made directly or indirectly by any agreement, instrument, or other document that in any manner affects such executory contract or unexpired lease, and (ii) all executory contracts or unexpired leases appurtenant to the premises, including all easements, licenses, permits, rights, privileges, immunities, options, rights of first refusal, powers, uses, usufructs, reciprocal easement agreements, vaults, tunnel or bridge agreements, or franchises, and any other interests in real estate or rights in rem related to such premises, unless any of the foregoing agreements has been rejected pursuant to a Final Order of the Court.

          (c) Except as otherwise provided herein or pursuant to a Final Order of the Court, this Confirmation Order shall constitute an order of the Court approving, pursuant to section 365 of the Bankruptcy Code, the automatic rejection effective as of the Confirmation Date, of all executory contracts and unexpired leases of Fruit of the Loom not specifically listed on the Assumption/Assignment Schedules or dealt with in a separate Order of the Court.

          (d) Except as otherwise provided herein or pursuant to a Final Order of the Court, this

     Confirmation Order shall constitute an order of the Court approving, pursuant to section 365 of the Bankruptcy Code, the assumption or assumption and assignment, effective as of the Effective Date, of all executory contracts and unexpired leases of Fruit of the Loom specifically listed on the Assumption/Assumption Schedule. With respect to any executory contracts and unexpired leases for which there is a dispute regarding the nature or the amount of any Cure, Fruit of the Loom, or after the Effective Date, Reorganized Fruit of the Loom, may at any time on or before the date of the entry of a Final Order resolving such dispute amend the Assumption/Assignment Schedule to delete therefrom or add thereto any executory contract or unexpired lease, in which event such executory contract or unexpired lease shall be deemed to be rejected, assumed and assigned, or assumed, as the case may be. Fruit of the Loom or Reorganized Fruit of the Loom, as applicable shall provide notice of any amendments to the Assumption/Assignment Schedule to the parties to the executory contracts or unexpired leases affected thereby, counsel to the Fruit of the Loom Creditors' Committee, and to parties who have requested notice pursuant to Bankruptcy Rule 2002.

          (e) The fact that any contract or lease is listed on the Assumption/Assignment Schedule shall not constitute or be construed to constitute an admission that such contract or lease is an executory contract or unexpired lease within the meaning of section 365 of the Bankruptcy Code or that Fruit of the Loom or any successor in interest to Fruit of the Loom (including Purchaser, Reorganized Fruit of the Loom, Newco or any Plan Entity) has any liability thereunder and Fruit of the Loom and the successor thereto expressly reserves all rights with respect thereto.

          (f) Any monetary amounts by which each executory contract and unexpired lease to be assumed and assigned under the Plan may be in default shall be satisfied by Cure, under section 365(b)(1) of the Bankruptcy Code. In the event of a dispute regarding (a) the nature or the amount of any Cure, (b) the ability of Purchaser, Reorganized Fruit of the Loom, Newco or any Plan Entity to provide "adequate assurance of future performance" (within the meaning of section 365 of the Bankruptcy

     Code) under the contract or lease to be assumed, or (c) any other matter pertaining to assumption, Cure shall occur following the entry of a Final Order resolving the dispute.

          (g) Other than the Cure Amounts with respect to the contracts and leases listed on the Cure Payment Schedule, there are no other Cure or other amounts due or required to be paid on the contracts and leases to be assumed under the Plan, and no other action needs to be taken in connection with the assumption of such contracts and leases under section 365(b) of the Bankruptcy Code.

          (h) Except as otherwise expressly provided with respect to Caterpillar, no challenge to the Cure Amounts with respect to the contracts and leases assumed under the Plan shall be allowed subsequent to the entry of this Order, notwithstanding anything to the contrary in any of the contracts and leases, any debt instrument, proof of claim (whether formal or informal) or any other document.

          (i) If the rejection by Fruit of the Loom, pursuant to the Plan and not pursuant to a prior order of the Court, of an executory contract or unexpired lease results in a Claim that Claim shall be discharged and barred forever and shall not be enforceable against Fruit of the Loom, any Plan Entity, or any of their respective properties unless a proof of Claim or proof of Administrative Expense Claim is filed with the clerk of the Bankruptcy Court and served upon counsel to Fruit of the Loom within thirty
     (30) days after the Confirmation Date, and in all events shall be discharged and barred forever. In no event shall any claims be enforceable against Reorganized Fruit of the Loom, the Purchaser or Newco or any Plan Entity.

          (j) All executory contracts and unexpired leases assumed during the pendency of these Chapter 11 cases shall be assigned to Purchaser, Newco or Reorganized Fruit of the Loom, as set forth in the Plan, and the Purchaser's undertaking to perform thereunder shall constitute "adequate assurance of future performance" as required by Bankruptcy Code Section 365(f)(2)(B). Accordingly, such executory contracts, unexpired leases and other obligation shall survive and remain unaffected by this Order.

          41. Prepetition Settlement Agreements

          (a) Notwithstanding anything in any prior motion by Fruit of the Loom, the Agreement of Settlement, Compromise and Release dated August 14, 1995 between Travelers Indemnity Company and "Fruit of the Loom" (as defined therein) (the "1995 Settlement Agreement") is not an executory contract and therefore cannot be rejected by the Debtors under 11 U.S.C. ss. 365. The releases in Sections 3.7 and 5.1 of the 1995 Settlement Agreement are in no respect affected by these bankruptcy proceedings, any order of this Court or agreements with others herein including, without limitation, the Joint Prosecution Agreement, and remain in full force and effect.

          (b) This Order expressly incorporates by reference the Stipulation and Consent Order Approving Settlement Between Fruit of the Loom and CNA and the Stipulation and Consent Order Approving Settlement Between Fruit of the Loom and Travelers.

          42. Assumption of Certain Insurance Policies.

     Notwithstanding anything in Paragraph 40(e) above to the contrary, FTL Inc., NWI, and NWI Successor, and any other entity, if any, assuming those certain insurance policies issued to them by Travelers Casualty and Surety Company and The Travelers Indemnity Company and listed on Schedule G on the Schedule of Cure Payments filed on April 2, 2002, as amended on April 19, 2002 (the "Policies"), assume those Policies subject to the obligations, limitations, and terms of the 1995 Settlement Agreement and the letter agreements between The Travelers Indemnity Company and Northwest Industries, Inc., including, but not limited to, letter agreements dated May 8, 1973, November 18, 1974, June 13, 1975, May 3, 1976, May 10, 1977 and November 26, 1979.

          43. Discharge, Injunction, Release, and Exculpation.


          (a) Discharge. Except as otherwise provided in the Plan or the Confirmation Order (including any right to receive Distributions under the Plan), in accordance with section 1141(d)(1) of the Bankruptcy Code, the Plan and the Confirmation Order shall discharge Fruit of the Loom and Reorganized Fruit of the Loom, effective as of the Effective Date (and as of the NWI Effective Date as to NWI), from all debts of, Claims against, Liens on the property of, and Equity Interests or other interests in Fruit of the Loom (and each member thereof) and their assets and properties that arose at any time before the entry of the Confirmation Order to the fullest extent permitted by law. Without limiting the generality of the foregoing, the entry of the Confirmation Order shall discharge any liability of a Transferred Debtor Subsidiary for the taxes of any other person under Internal Revenue Code Treasury Regulation Section 1.1502-6 or any similar provision of state, local or foreign law, as a transferee or successor, by contract or otherwise. The discharge of Fruit of the Loom and Reorganized Fruit of the Loom shall be effective as to each and all Discharged Claims or Interests, regardless of whether a proof of Claim or Equity Interest therefor was filed, whether the holder thereof votes to accept the Plan, or whether the holder of any Discharged Claim or Interest receives any distribution under the Plan. On or after the Effective Date, as to all Discharged Claims and Interests, any holder of such Claim or Interest shall be precluded from asserting against Fruit of the Loom, Reorganized Fruit of the Loom, each member of either of the foregoing, and each Plan Entity, the successors or assigns of any of the foregoing, or any of their assets or properties, any other or further debt, Claim, Lien, Equity Interest, encumbrance, or any other interest based upon any document, instrument, act, omission, transaction, or other action or inaction of any kind or nature that occurred before the Effective Date.

          (b) Injunction. Except as otherwise provided in the Plan, the Scheme of Arrangement (with respect to FTL Cayman only), or the Confirmation Order or a separate order of the Bankruptcy Court, as of the Effective Date or the NWI Effective Date, as applicable, all entities that have held, currently hold or may hold a Discharged Claim or Interest or other right of an equity security holder that is terminated and canceled pursuant to the terms of the Plan, are permanently enjoined from taking any of the following actions on account of any such Discharged Claims or Equity Interests or rights: (1) commencing or continuing in any manner any action or other proceeding against any member of Fruit of the Loom, Reorganized Fruit of the Loom, the Consolidated Estate, the Estate of any member of Fruit of the Loom, the Estates of Reorganized Fruit of the Loom or any member thereof, any Plan Entity, or any properties and interests in properties of any of the foregoing; (2) enforcing, attaching, collecting or recovering in any manner any judgment, award, decree or order against any member of Fruit of the Loom, any member of Reorganized Fruit of the Loom, the Consolidated Estate, the Estate of any member of Fruit of the Loom, any Plan Entity, or any properties and interests in properties of any of the foregoing; (3) creating, perfecting or enforcing any Lien or encumbrance against any member of Fruit of the Loom, any member of Reorganized Fruit of the Loom, the Consolidated Estate, the Estate of any member of Fruit of the Loom, any Plan Entity, or any properties and interests in properties of each of the foregoing; (4) asserting a setoff, right of subrogation or recoupment of any kind against any member of Fruit of the Loom, Reorganized Fruit of the Loom, the Consolidated Estate, the Estate of any member of Fruit of the Loom, any Plan Entity, or any properties and interests in properties of each of the foregoing; and (5) commencing or continuing any action, in any manner, in any place that does not comply with or is inconsistent with the provisions of the Plan, the Scheme of Arrangement, or the Confirmation Order. Such injunction shall extend to all successors of Fruit of the Loom, Reorganized Fruit of the Loom, and their respective properties and interests in property.

          (c) Release of Collateral. Except as provided in the Plan, unless a particular Secured Claim is Reinstated: (i) each holder of a Secured Claim or a DIP Facility Claim or a Claim that is purportedly a Secured Claim or DIP Facility Claim shall (x) turn over and release to the relevant member of Fruit of the Loom, Reorganized Fruit of the Loom, or any applicable Plan Entity, as the case may be, any and all property of the relevant member of Fruit of the Loom or Reorganized Fruit of the Loom that secures or purportedly secures its Claim, and (y) execute such documents and instruments as any member of Fruit of the Loom or Reorganized Fruit of the Loom or any Plan Entity may reasonably require to evidence the holder's release of such property; and (ii) on the Effective Date (or the NWI Effective Date as to assets of NWI), all claims, right, title and interest in that property shall be transferred to, or vest or revest in, the relevant member of Reorganized Fruit of the Loom or vest in the Purchaser, Newco, any applicable Plan Entity, or any successor to any of the foregoing, as the case may be, free and clear of all Claims and Equity Interests, including, Liens, charges, pledges, interests, encumbrances, security interests and any other interests of any kind.

          (d) Treatment of Intercompany Claims. As of the Effective Date, all Intercompany Claims not contributed to one or more members of Fruit of the Loom prior to substantive consolidation and in accordance with Section 7.2 of the Plan shall be extinguished and no distribution shall be made under the Plan with respect to any such Claim. Claims of any member of Fruit of the Loom against any Nondebtor Affiliates and Claims of Nondebtor Affiliates against any member of Fruit of the Loom shall be set off against each other in accordance with Bankruptcy Codes Section 553 and any applicable nonbankruptcy law. If, after giving effect to such setoff, a Nondebtor Affiliate has any remaining Intercompany Claim against any member of Fruit of the Loom, that Claim shall be contributed by or on account of the Nondebtor Affiliate to the appropriate member of Fruit of the Loom. If, after giving effect to the setoff, a member of Fruit of the Loom has a remaining Intercompany Claim against a Nondebtor Affiliate, that Claim shall remain outstanding and be unaffected by confirmation of the Plan. Nothing in this Confirmation Order authorizes any treatment of the intercompany Claims or any other intercompany obligations that is inconsistent with or would violate the APA or the APA Schedule.

          (e) Injunction. The satisfaction, release, and discharge pursuant to Sections 10.1, 10.2, 13.2, 14.1, 14.2, 14.3, 14.4, 14.5 and 14.6 of the
     Plan shall also act as an injunction against any Entity commencing or continuing any action, employment of process, or other act against Fruit of the Loom or Reorganized Fruit of the Loom to collect, offset, or recover any Claim or Cause of Action satisfied, released, or discharged under the Plan.

          (f) Avoidance and Recovery Actions. In accordance with Section 14.4 of the Plan, all of the Fruit of the Loom Avoidance Actions against holders of Class 4A, 4C or Class 5 Claims (other than Farley Claims) shall be deemed waived and released whether or not such Avoidance Actions had been actually commenced as of the Effective Date, by Fruit of the Loom and each of the Plan Entities (other than the NWI Liquidation Agents), except that FOL Liquidation Trust shall have the right to assert Avoidance Actions against a holder of a Class 4A, 4C or Class 5 Claim to the fullest extent permitted by law as a defense or offset to a proof of an Administrative Priority Claim, other Priority Claim, or Other Secured Claim asserted by any such holder and any Avoidance Action against Farley may be prosecuted affirmatively against Farley by FOL Liquidation Trust or asserted by any of the Plan Entities to the fullest extent permitted by law as a defense or offset against any Farley Claim. Notwithstanding the foregoing, no Avoidance Action may be asserted as a claim, defense, offset, recoupment, or otherwise against any claim of any Prepetition Secured Creditor or against any Administrative Expense Claim by any members of or funds or accounts advised by members of the Ad Hoc Committee of 8-7/8% Noteholders or any professionals retained by them, under section 503(b) of the Bankruptcy Code. All other rights of Fruit of the Loom, Reorganized Fruit of the Loom, or any Plan Entity to bring Avoidance Actions against any other Entity is hereby preserved. NWI Successor shall retain the right to bring, prosecute and settle all Avoidance Actions of NWI. As of the Effective Date, all of Fruit of the Loom's interest in any Avoidance Action then pending against any holder of a Class 4A Claim (other than the Farley Claims) shall be assigned to the Unsecured Creditors Trust and all of Fruit of the Loom's interest in Avoidance Actions then pending against any holder of a Class 5 Claim shall be assigned to the FOL Liquidation Trust.

          (g) Exculpation. On each of the Effective Date and the NWI Effective Date, and with respect to FTL Inc. and NWI, after the Effective Date and upon the earlier to occur of (x) the NWI Effective Date or (y) the resignation or termination of any director or officer of FTL Inc. and NWI, all Entities shall be conclusively presumed to have released the following parties (but solely to the extent set forth below): (a) Fruit of the Loom, Reorganized Fruit of the Loom, and after the Effective Date, NWI and FTL, Inc. (b) the Creditors' Committee and the present and former members thereof (including ex officio members), (c) the Bank Steering Committee and the present and former members thereof, (d) the Noteholders Steering Committee and the present and former members thereof, (e) the Indenture Trustees, (f) the DIP Agent and the DIP Lenders, (g) the Prepetition Secured Creditors, (h) the Prepetition Agent, the Prepetition Collateral Agent, the Synthetic Lease Agent, and the Farley Agent, (i) the JPLs, (j) the Purchaser, Berkshire, and Newco, (k) the Ad Hoc Committee of 8?% Noteholders and the members thereof, (l) all directors, officers, agents, attorneys, affiliates, employees, accountants, advisors, financial advisors of any of the foregoing (other than Farley, except as provided in Section 7.17 of the Plan) (each of the foregoing, a "Released Party"), from any Claim or Cause of Action in connection with, related to, or arising out of, the Reorganization Cases (including, without limitation, any actions taken and/or not taken with respect to the administration of any Estate or the operation of the business of any member of the Fruit of the Loom Group but this shall not affect ordinary course of business Claims assumed pursuant to the Plan), the Plan, the pursuit of confirmation of the Plan, the consummation of the Plan, or the property to be distributed under the Plan (including, without limitation, the negotiation, formulation, and preparation of the Plan, the Scheme of Arrangement, the Postpetition Credit Agreement, or the APA, including any of the terms, settlements, and compromises reflected in any of the foregoing and any orders of the Court related thereto) except for a Released Party's willful misconduct or gross negligence. On the Effective Date, all Entities shall be conclusively presumed to have released each Released Party from any Claim or Cause of Action in connection with, related to, or arising out of, the Cayman Proceeding, the Scheme of Arrangement, the consummation of the Scheme of Arrangement or the property to be distributed under the Scheme of Arrangement, except for a Released Party's willful misconduct or gross negligence, to the extent that Cayman law allows for such a release. Nothing in this Exculpation shall impair the right of (1) the Purchaser to enforce any covenant or agreement that, under the APA, is to be performed in whole or in part by any party thereto or any Plan Entity after the Closing or (2) any Entity to enforce Plan terms to the extent permitted by applicable law. Each Released Party shall be entitled to rely on advice of counsel with respect to their duties and responsibilities under the Plan to the extent permitted by applicable law.

          44. Release of Fruit of the Loom Claims

     As of the Effective Date and subject to the limitations and rights set forth in Section 14.5 of the Plan, Fruit of the Loom and Reorganized Fruit of the Loom, on behalf of themselves, the estates of Fruit of the Loom, and their respective successors, assigns, and any and all Entities who may purport to claim by, through, for, or because of, them, will release and be permanently enjoined from any prosecution or attempted prosecution of any and all Causes of Action that they have, may have, or claim to have, that are property of, assertable on behalf of, or derivative of Fruit of the Loom, against the Released Parties (but solely in their capacity as Released Parties). Nothing in herein shall impair the right of the Purchaser to enforce any covenant or agreement that, under the APA, is to be performed in whole or in part by any party thereto or any Plan Entity after the Closing or impair any rights acquired by Reorganized Fruit of the Loom as assets or property of the Apparel Business under the APA.

          45. Rule 9019(a) Settlements

     The Plan reflects and incorporates a number of consensual resolutions and settlements of all objections, issues, disputes and litigation, threatened or pending, or that was or could have been commenced in this Chapter 11 Case, with regard to, among other things, the following matters: (a) the Allowed amount of the 7% Debentures; (b) the treatment of the Claims of the Synthetic Lease Lenders; (c) the Committee Avoidance Action; (d) the treatment of the Farley Lenders; (e) Avoidance Actions against holders of Class 4A, 4C and 5 Claims; (f) the treatment of general Unsecured Claims, (g) the treatment of NWI claims, (h) the Allowed Amount of the 7-3/8% Debentures and the 6-1/2% Notes, which are set forth on Schedule 1 to the Plan (which was filed as Exhibit K of the Plan Supplement) without any adjustment for original issue discount, and (h) the settlements described in Paragraph 18 hereof.

          46. Factual Basis for Approval of Rule 9019(a) Settlements

     In addition, this Court has taken into consideration the fact that Fruit of the Loom, as debtor-in-possession, and the Creditors' Committee, the Prepetition Secured Creditors, the Ad Hoc Committee, and (subject to completion of the approval process for the EPA Settlement) the Governmental Parties to the EPA Settlement and Velsicol all support the settlements embodied in the Plan. This Court has found that the settlements embodied in the Plan will save Fruit of the Loom (and its creditors) the cost and expense of litigating various disputes, the outcome of which is not guaranteed and the litigation of which is likely to consume substantial resources and may require several years to adjudicate. This Court has also found that the settlements have facilitated the creation and implementation of the Plan, are thus integral to consummation of the Plan, and benefit the creditors and equity holders of the Consolidated Estate of Fruit of the Loom. In addition, the Court has considered, as to each settlement, (1) the probability of success in litigation; (2) the likely difficulties in collection; (3) the complexity of the litigation involved, and the expense, inconvenience and delay necessarily attending it; and (4) the paramount interest of the creditors, and has found that each of the settlements is fair, reasonable and adequate and is within the range of reasonableness.

          47. Approval of Rule 9019(a) Settlements

              Accordingly, the settlements embodied in the Plan are approved in all respects pursuant to Bankruptcy Rule 9019(a).

          48. Approval of Initial Members of FOL Liquidation Trust Advisory Committee, the Unsecured Creditors Trust Advisory Committee, Officers, Directors.

          (a) The appointment of Avidity Partners, LLP as the trustee of FOL Liquidation Trust, and Bank of America, N.A., KPMG, and Ocean Ridge Capital Advisors, LLC as the initial members of the FOL Liquidation Trust Advisory Committee is approved. The FOL Liquidation Trust, the FOL Liquidation Trust Advisory Committee, and the trustee of the FOL Liquidation Trust are authorized to carry out all duties as set forth in the Plan and the Liquidation Agent Agreement.

          (b) The appointment of Clingman Hanger Management Associates LLC, as trustee of the Unsecured Creditors Trust and (i) Miriam Conner as class representative, (ii) Calcot Ltd., (iii) Worldtex Inc., (iv) Staple Cotton Cooperative Association, and (v) NHL Enterprises, L.P., as the initial members of the Unsecured Creditors Trust Advisory Committee is approved. The Unsecured Creditors Trust, the Unsecured Creditors Trust Advisory Committee, and the trustee of the Unsecured Creditors Trust are authorized to carry out all duties set forth in the Plan and the Unsecured Creditors Trust Agreement.

          (c) This Court approves the selection and election of (i) the individuals set forth in paragraph 3(g)(i) of this Order as directors of Reorganized Fruit of the Loom as of the Effective Date, (ii) John B. Holland, as President and Chief Executive Officer, G. William Newton, as Chief Financial Officer and Assistant Secretary, Richard D. Medlin as Senior Vice President, Manufacturing, and David T. Whitaker as Vice

President and Secretary of Reorganized Fruit of the Loom as of the Effective Date. Without further event or action by any Person (other than the occurrence of the Effective Date), each of the individuals referred to above shall become a director or officer, as the case may be, of the Reorganized Fruit of the Loom as of the Effective Date. Nothing set forth herein shall prevent any of the foregoing individuals from resigning as an officer or director, as the case may be, without further order of this Court. If a vacancy in the Board of Directors of any of the members of Reorganized Fruit of the Loom occurs for any reason following the Effective Date, such vacancy shall be filled in accordance with the Amended Bylaws and Amended Certificates of Incorporation of Reorganized Fruit of the Loom.

          (d) This Court approves the appointment of John J. Ray as sole director of FTL Inc. and NWI from the Effective Date to the NWI Effective Date, or such earlier date as may be necessitated by his resignation or removal or the appointment of a trustee. Nothing herein shall prevent the foregoing individual from resigning without further order of the Court.

          49. Surrender of Senior Notes to Indenture Trustees

              As a condition to Distribution pursuant to the Plan from FOL Liquidation Trust on account of any of the Senior Notes, the holder of the applicable note shall deliver it to the applicable Indenture Trustee the Letter of Transmittal, the form of which is attached as Exhibit J to the Plan Supplement, to the applicable Indenture Trustee. The cancellation of the Senior Notes shall not affect any rights of the Indenture Trustee assertable against any Senior Noteholder pursuant to the Indentures.

          50. Fees and Expenses of Fruit of the Loom Indenture Trustees and Collateral Agent

     Subject to the Effective Date occurring, the Indenture Trustee and Agent Fees shall be paid from the Russell Hosiery Collateral Proceeds. To the extent the Russell Hosiery Collateral Proceeds are insufficient to pay the aggregate Indenture Trustee and Agent Fees, the amount of those fees not paid as of the Effective Date shall be added to the Secured Creditor Payment to be made by FOL Liquidation Trust pursuant to Section 5.4.1 of the Plan to the extent Allowed by the Court pursuant to Section 503(b) of the Bankruptcy Code or as an Administrative Expense, and in either event, after notice and a hearing. The Purchaser, Newco, and Reorganized Fruit of the Loom shall in no event be liable for the payment of any

Indenture Trustee and Agent Fees. The Bankruptcy Court shall retain jurisdiction over any dispute regarding the reasonableness of such fees and expenses to the extent such fees and expenses are being paid as a part of the Secured Creditor Payment.

          51. Contracts With Federal Government

     Notwithstanding anything to the contrary in the Plan or this Order, Fruit of the Loom shall comply with applicable federal law with respect to federal contracts, licenses, permits, or similar interests of the United States or an appropriate federal regulatory body that are to be assumed under the Plan.

          52. Environmental Laws.

     Nothing in this Order, the Plan, or the APA releases or waives any liability that FOL Liquidation Trust or Reorganized Fruit of the Loom or their respective successors may have under environmental laws to a governmental entity by virtue of being an owner or operator of property after the date of entry of this Order, provided, however, that (a) in no event will FOL Liquidation Trust or Reorganized Fruit of the Loom have liability related to property owned or operated by NWI or its successor under the Plan so long as, after the Effective Date of the Plan, it is neither an owner or operator of such property and does not arrange for the disposal of hazardous substances on such property, and (b) in no event will FOL Liquidation Trust or Reorganized Fruit of the Loom have liability arising from events or circumstances occurring prior to the Effective Date of the Plan and related to property owned or operated by it or its successors after the Effective Date of the Plan, except to the extent that any such liability of Reorganized Fruit of the Loom or its successors described in this clause (b) could not have been discharged under bankruptcy law in this bankruptcy case.

          53. General Authorizations

     Fruit of the Loom is hereby authorized and empowered pursuant to Section 1142(b) of the Bankruptcy Code to implement the Plan in accordance with its terms, including

          (a) Execute and deliver, and take such action as is necessary to effectuate the terms of, the following notes, instruments, securities, agreements and documents in substantially the form of such notes, instruments, securities, agreements or documents attached as exhibits to the Plan, the Plan Supplement, the Disclosure Statement, or Disclosure Supplement, or to be filed with this Court on or before Effective Date, including all annexes and exhibits attached thereto, and any other documents delivered in connection with those exhibits:

          (1) Amended and Restated Certificate of Incorporation of each of Reorganized Fruit of the Loom and FTL Inc.
          (2) Amended and Restated Bylaws of each of Reorganized Fruit of the Loom and FTL Inc.
          (3)  APA.
          (4)  Scheme of Arrangement.
          (5) Upon the NWI Effective Date, EPA Settlement Agreement, including the NWI Successor Trust and the Custodial Trust.
          (6)  Fruit of the Loom Liquidation Trust Agreement.
          (7)  Unsecured Creditors Trust Agreement.

          (b) Issue, execute, deliver, file and record any documents, Bankruptcy Court papers or pleadings, and to take any and all actions that are necessary or desirable to implement, effect or consummate the transactions contemplated by the Plan, including to cause the dissolution of the non-debtor subsidiaries which are Excluded Assets, whether or not specifically referred to in the Plan or related documents and without further application to or order of this Court.

          (c) Issue the notes, securities and other instruments contemplated by the Plan, including the New Common Stock, FOL Liquidation Trust beneficial interests; the Unsecured Creditors Trust beneficial interests; the NWI Successor Trust beneficial interests; and the Custodial Trust beneficial interests.

          (d) File with the appropriate Secretaries of State the Amended Certificate of Incorporation and, if appropriate, other documents required to convert certain members of Reorganized Fruit of the Loom into limited liability companies, substantially in the forms contained in the Plan Supplement or as to limited liability companies as amended prior to the Effective Date.

          (e) Make the transfers, contributions, setoffs and other matters and execute and deliver such instruments (including as required to issue evidence of intercompany liabilities among the members of Reorganized Fruit of the Loom), required to give effect to the provisions of Section 7.2 of the Plan.

          (f) Make transfers of assets among members of the Fruit of the Loom group, provided such transfers are not inconsistent with the Plan required to give effect to the APA and to transfer Excluded Assets to the appropriate Plan Entity.

          (g) If determined to be appropriate, the board of directors of FTL Inc. and Union Underwear may adopt a resolution of dissolution and liquidation.

          54. Trusts as Grantor Trust

              Members of Fruit of the Loom, the trustees of FOL Liquidation Trust and the Unsecured Creditor Trust and the creditors receiving interests in either FOL Liquidation Trust and the Unsecured Creditor Trust will, for U.S. federal income tax purposes, treat the transfer of any assets to either FOL Liquidation Trust or the Unsecured Creditor Trust as a transfer by members of Fruit of the Loom to the creditors receiving interests in FOL Liquidation Trust or the Unsecured Creditor Trust in respect of their claims followed by a transfer of the assets by those creditors to FOL Liquidation Trust or the Unsecured Creditor Trust. Consistent with such treatment, the creditors will be treated as the grantors and initial beneficiaries of FOL Liquidation Trust or the Unsecured Creditor Trust. Members of Fruit of the Loom, the trustees of FOL Liquidation Trust, and the Unsecured Creditor Trust and the creditors receiving interests in FOL Liquidation Trust or the Unsecured Creditor Trust will, for U.S. federal income tax purposes, apply consistent valuations to the property transferred to FOL Liquidation Trust or the Unsecured Creditor Trust in accordance with the terms of the FOL Liquidation Trust Agreement or the Unsecured Creditor Trust, as applicable.

          55. Cancellation of Equity Interests.

          (a) Effective as of one Business Day after the Effective Date (or the NWI Effective Date, as applicable), except as provided in the Plans the Equity Interests shall be cancelled and be deemed null and void and worthless.

          (b) For purposes of deregistration under the Securities Exchange Act of 1934, as amended, the Class A Ordinary Shares of Fruit of the Loom, Ltd. will be deemed cancelled on the Effective Date.

          56. Exemption From Stamp Taxes.

          (a) Pursuant to Section 1146(c) of the Bankruptcy Code, the issuance, transfer, or exchange of any security, or the making, delivery, filing, or recording of any instrument of transfer, under the Plan shall not be taxed under any law imposing a stamp tax, or similar tax.

          (b) Without limiting the generality of subparagraph (a) of this paragraph, the making, delivery, filing, or recording at any time of any deed, bill of sale, mortgage, leasehold mortgage, deed of trust, leasehold deed of trust, memorandum of lease, notice of lease, assignment, leasehold assignment, security agreement, financing statement, or other instrument of absolute or collateral transfer required by, or deemed necessary or desirable by the parties to, the mergers contemplated in the Plan or the parties to the APA, and other agreements or instruments related thereto shall not be so taxed.

          (c) All filing or recording officers, wherever located and by whomever appointed, are hereby directed to accept for filing or recording, and to file or record immediately upon presentation thereof, all such deeds, bills of sale, mortgages, leasehold mortgages, deeds of trust, leasehold deeds of trust, memoranda of lease, notices of lease, assignments, leasehold assignments, security agreements, financing statements, and other instruments of absolute or collateral transfer without payment of any stamp tax, or similar tax imposed by federal, state, or local law. Notice in the form annexed hereto as Exhibit C,
(i) shall have the effect of an order of this Court, (ii) shall constitute sufficient notice of the entry of this Order to such filing and recording officers, and (iii) shall be a recordable instrument notwithstanding any contrary provision of nonbankruptcy law. This Court specifically retains jurisdiction to enforce the foregoing direction, by contempt or otherwise.

          57. Treatment of New Common Stock and Beneficial Interests

     To the extent, if any, that they constitute "securities," the issuance and distribution of (i) the Fruit of the Loom New Common Stock, (ii) the FOL Liquidation Trust Beneficial Interests, (iii) the Unsecured Creditors Trust Beneficial Interests, (iv) NWI Successor Trust Beneficial Interests, and (v) Custodial Trust Beneficial Interests under the Plan have been duly authorized, and when issued as provided in the Plan, will be validly issued, fully paid and nonassessable. In addition, under Section 1145 of the Bankruptcy Code, to the extent, if any, that the above-listed items constitute "securities," the offering of such items is exempt and the issuance and distribution of such items will be exempt from Section 5 of the Securities Act of 1933 and any state or local law requiring registration prior to the offering, issuance, distribution or sale of securities.

          58. Conflicts

     In the event of (x) any conflict or inconsistency between the terms of (a) the Plan, (b) this Order, and (c) the Disclosure Statement, the terms of this Order shall control or (y) any conflict or inconsistency between the terms of the Plan and the APA, to the extent the Plan implements the APA, or the transactions contemplated thereby, the APA shall be controlling, otherwise the Plan shall control.

          59. Dissolution of Fruit of the Loom Creditors' Committee

     On the Effective Date, the Creditors' Committee shall be deemed dissolved and the members of the Creditors' Committee shall be deemed released and discharged from all rights and duties arising from or related to the Chapter 11 Case , except with respect to (a) any requests for modification of the Plan, (b) any appeal of orders entered in the Reorganization Cases, (c) with respect to steps necessary to dismiss Committee Avoidance Action with prejudice, (d) approval of the EPA Settlement and matters required to accomplish the NWI Effective Date, and (e) with respect to any applications for interim or final award of compensation and reimbursement of expenses to the members of the Creditors' Committee, professionals retained by the Creditors' Committee in the Chapter 11 Cases, and any other professionals retained in the Chapter 11 Cases. The professionals retained by the Creditors' Committee and the members thereof shall not be entitled to compensation or reimbursement of expenses for any services rendered after the Effective Date, except as otherwise ordered by this Court or for services rendered and expenses incurred in connection with (a) any requests for modification of the Plan, (b) any appeal of orders entered in the Reorganization Cases, (c) with respect to steps necessary to dismiss Committee Avoidance Action with prejudice, (d) approval of the EPA Settlement and matters required to accomplish the NWI Effective Date, and (e) any applications for allowance of compensation and reimbursement of expenses pending on the Effective Date or filed after the Effective Date.

          60. Sale of Apparel Business Order

     The sale of the Apparel Business to the Purchaser pursuant to the Plan is approved pursuant to Bankruptcy Code sections 363, 1123, and 1129.

          61. Approval of APA Documents

     The APA, including the APA Schedule, and all other documents attached thereto and incorporated therein are approved and all parties thereto are authorized and directed to perform all of their obligations thereunder.

          62. Substantive Consolidation of Consolidating Debtors

     Pursuant to Sections 105 and 1123 of the Bankruptcy Code and Section 7.1 of the Plan, on the Effective Date, the Estates of the Consolidating Debtors shall be substantively consolidated solely as and to the extent set forth in Section
7.1 of the Plan.

          63. Transfers of Property

     On (a) the Effective Date (i) the Apparel Business, including all of its assets and properties shall be transferred to or vested or revested in Reorganized Fruit of the Loom, and (ii) the Non-Core Assets (other than assets and property of NWI and the insurance related assets, claims, and rights retained by FTL Inc.) shall be transferred to or vested or revested in the applicable Plan Entities (not including the NWI Liquidation Agents), and (b) on the NWI Effective Date, the Non-Core Assets that are assets and property of NWI shall be transferred to or vested or revested in the applicable NWI Liquidation Agents, in each case free and clear of all Claims, Liens, encumbrances, and interests of any Entity except (i) in the case of Reorganized Fruit of the Loom, for "Permitted Liens" (as defined in the APA), and (ii) in the case of any other Entity, as otherwise specifically provided for in the Plan or this Order. Each of the transfers of property by Fruit of the Loom to Reorganized Fruit of the Loom, Newco, the Purchaser or any Plan Entity: (A) are or shall be legal, valid, and effective transfers of property, (B) vest or shall vest the transferee with good title to such property free and clear of all Liens,

Claims, encumbrances, and interests, except as expressly provided in the Plan or Confirmation Order, (C) do not and shall not constitute avoidable transfers under the Bankruptcy Code or under applicable bankruptcy or nonbankruptcy law, and (D) do not and shall not subject the Purchaser, Newco, Reorganized Fruit of the Loom, or any Plan Entity to any liability by reason of such transfer under the Bankruptcy Code or under applicable nonbankruptcy law, including any laws affecting successor or transferee liability.

          64. Adequate Protection Obligations Terminated

     On the Effective Date, all obligations of any member of Fruit of the Loom under the Adequate Protection Order are terminated as of the Effective Date, subject to the full payment of the Obligations imposed under the Adequate Protection Order.

          65. Payment of Certain Professionals

     In consideration of the settlements embodied in the Plan, on the Effective Date, Fruit of the Loom shall pay to the financial advisors to the Bank Steering Committee and the Noteholder Steering Committee (a) their base fees ($1,000,000 each) plus (b) the additional performance fees of $500,000, each.

          66. Dismissal of Committee Avoidance Action

     On the Effective Date, the Committee Avoidance Action is dismissed with prejudice and the Creditors Committee (or the UCT Trust as applicable) shall take all steps necessary or appropriate to evidence such dismissal.

          67. NWI Claims Objections Procedures

              Notwithstanding anything to the contrary in the Plan, (1) the NWI Successor Trust shall not be required to object to Class 4B Claims against NWI or litigate pending objections to creditor claims unless and until it determines that there are likely to be sufficient assets to make payments towards such creditor claims and the time to bring such objection is hereby extended, (2) the Custodial Trust shall not abandon all or part of the Seven Facilities without the consent of the United States and the State in which such Facility is located, (3) except as expressly permitted under the EPA Settlement Agreement and the Plan, all persons and entities shall be enjoined from making any claim against NWI/FTL

Successor, the Custodial Trust, and the Velsicol Environmental Trust Fund (and their officers and directors) or the assets held therein or thereby that arose prior to the effective date of the Plan of Reorganization, (4) that there will be no distribution on account of claims that NWI and FTL hold against each other or that the FTL Entities hold against NWI, and (5) Claims for indemnification or contribution against NWI or FTL Inc. that would have been classified as Class 4B Claims and are not otherwise barred that have not been liquidated as of the NWI Effective Date and become liquidated after the NWI Effective Date, shall be treated as Class 4B Claims against NWI.

          68. Plan and Confirmation Order Binding

              Pursuant to section 1141 of the Bankruptcy Code, effective as of the Confirmation Date, but subject to the occurrence of the Effective Date, and except as expressly provided in the Plan or this Order, the provisions of the Plan, the APA, and this Order shall be binding upon (a) Fruit of the Loom, (b) Reorganized Fruit of the Loom, (c) all holders of Claims against or Equity Interests in Fruit of the Loom, whether or not impaired under the Plan and whether or not, if impaired, such holders accepted the Plan, (d) each Person or Entity acquiring property under the Plan, (e) any other party in interest, (f) any Person or Entity making an appearance in the Chapter 11 Case, and (g) each of the foregoing respective heirs, successors, assigns, trustees, executors, administrators, affiliates, officers, directors, agents, representatives, attorneys, beneficiaries or guardians.

          69. Supremacy of Confirmation Order

     This Confirmation Order shall supersede any orders of the Court issued prior to the Confirmation Date to the extent that those prior orders may be inconsistent with the Confirmation Order.

          70. Plan Provisions to Be Given Effect

     The failure specifically to include or reference any particular provision of the Plan in this Order shall not diminish or impair the effectiveness of such provision, it being the intent of the Court that the Plan be confirmed in its entirety.

          71. Plan Classification Controlling

     The classification of Claims for purposes of payment of the Distributions to be made under the Plan is governed solely by the terms of the Plan. The classifications set forth on the Ballots tendered to or returned by the creditors of Fruit of the Loom in connection with voting on the Plan (a) were set forth thereon solely for purposes of voting on the acceptance or rejection of the Plan, (b) do not necessarily represent and in no event shall be deemed to modify or otherwise affect the actual classification of such claims under the terms of the Plan for distribution purposes, and (c) may not be relied upon by any creditor as actually representing the actual classification of such claims under the terms of the Plan for distribution purposes.

          72. The Record

     The record of the Confirmation Hearing is closed. The findings of fact and conclusions of law of this Court set forth herein and at the Confirmation Hearing shall constitute findings of fact and conclusions of law pursuant to Bankruptcy Rule 7052, as made applicable herein by Bankruptcy Rule 9014, and the findings of fact and conclusions of the Court at the Confirmation Hearing are incorporated herein by reference.

          73. Final Fee Application for Professional Fees

          (a) Unless otherwise ordered by the Court, all applications (i) for final approval of Professional Fees based on services rendered in connection with this Chapter 11 Case to Fruit of the Loom prior to the Effective Date or
(ii) for reimbursement of expenses by members of the Creditors' Committees, shall be filed with this Court and served upon Reorganized Fruit of the Loom, the FOL Liquidation Trust trustee, counsel to the Creditors Committee, and the office of the United States Trustee, no later than sixty (60) days after the Effective Date; provided, however, on or before May 31, 2002, counsel to the Secured Creditors shall submit to the Trustee a final invoice for the payment of fees and reimbursement of expenses in accordance with the Adequate Protection Order.

          (b) All applications (i) for final approval of Professional Fees based on services rendered in connection with this Chapter 11 Case to FTL Inc. and NWI after the Effective Date and prior to the NWI Effective Date or (ii) for reimbursement of expenses by members of the Creditors' Committees in connection with this Chapter 11 Case related to

FTL Inc. and NWI after the Effective Date and prior to the NWI Effective Date, shall be filed with this Court and served upon Reorganized Fruit of the Loom, the FOL Liquidation Trust trustee, counsel to the Creditors Committee, and the office of the United States Trustee, no later than sixty (60) days after the NWI Effective Date.

          (c) Any professional, retained in this Chapter 11 Case for Fruit of the Loom pursuant to sections 327 and 1103 of the Bankruptcy Code or otherwise, or other Person or creditor that fails timely to file a fee application for final allowance of Professional Fees shall be forever barred from asserting such Claims against Fruit of the Loom, Reorganized Fruit of the Loom, and Fruit of the Loom and Reorganized Fruit of the Loom shall be discharged from such Claims, and neither Fruit of the Loom nor Reorganized Fruit of the Loom shall be obligated to pay such Claims. Objections to such fee applications, if any, shall be filed and served on Reorganized Fruit of the Loom, the FOL Liquidation Trust trustee, counsel to the Creditors Committee, and the Office of the U.S. Trustee, and the requesting Person or Entity no later than seventy-five (75) days after the Effective Date or the NWI Effective Date, as applicable. Final allowance of Professional Fees shall be subject to approval by the Court following a hearing. The Court shall retain jurisdiction to determine such fee requests, and the right to extend or change the timetables established herein.

          74. Failure to Consummate Plan.

          (a) In accordance with Section 12.4 of the Plan, if the Effective Date does not occur, then: (a) this Order shall be vacated and shall be of no further force and effect, (b) no Distributions under the Plan shall be made, (c) Fruit of the Loom and all holders of Claims and Equity Interests shall be restored to the status quo ante as of the day immediately preceding the Confirmation Date as though the Confirmation Date never occurred, and (d) Fruit of the Loom's obligations with respect to Claims and Equity Interests shall remain unchanged. In such event, nothing contained in this Order, any order in aid of consummation of the Plan, or the Plan, and no acts taken in preparation for consummation of the Plan, (a) shall be deemed to constitute a waiver or release of any Claims or Equity Interests by or against any member of Fruit of the Loom or any other Person, to prejudice in any manner the rights of Fruit of the Loom or any Person or entity in any further proceedings involving Fruit of the Loom, or to constitute an admission of any sort by Fruit of the Loom or any other Person as to any issue, including, without limitation, issues relating to the ownership by or the rights of Fruit of the Loom in all or any part of the property (including inventory) owned, sold, held by or in the possession of any member of Fruit of the Loom or
(b) shall be construed as a finding of fact or conclusion of law in respect thereof.

          (b) If the Effective Date has occurred, but the NWI Effective Date has not occurred, then the failure of the NWI Effective Date to occur shall not affect the binding effect of this Order on the Consolidating Debtors and the creditors of the Consolidated Estate. If the NWI Effective Date does not occur because of the denial of a necessary approval to the EPA Settlement, the Plan shall be deemed to be a separate plan for NWI and the NWI Claims and the modification or other disposition of the such separate plan shall not affect the Plan or this Order with respect to the Consolidating Debtors and the creditors of the Consolidated Estate.

          75. Separate NWI Effective Date

     Notwithstanding anything in the Plan to the contrary and pursuant to
Section 7.22.6 of the Plan, if all conditions to the Effective Date of the Plan set forth on Section 12.2 of the Plan have been satisfied or waived, except those conditions relating to approval of the EPA Settlement and formation of the NWI Successor and the Custodial Trust, the Effective Date may occur with respect to the Consolidated Estate. As to NWI and the NWI Claims, the NWI Effective Date shall occur on the fifth Business Day after all necessary approvals for the effectiveness of the EPA Settlement have been obtained, and the Plan shall be deemed to be a separate Plan as to NWI and the NWI Claims. Until the occurrence of the NWI Effective Date, the existing stock of NWI and FTL Inc. shall not be cancelled. FOL Liquidation Trust shall hold and reserve the NWI Successor Funding Payment, which shall be used solely for the costs and expenses of NWI's operations in accordance with the EPA Settlement Agreement.

          76. Retention of Jurisdiction

     This Court shall retain jurisdiction in accordance with the terms of
Section 15.1 of the Plan, the other provisions of this Order, and section 1142 of the Bankruptcy Code. Until the Chapter 11 Case of a member of Fruit of the Loom is closed, any party in interest may commence a proceeding in this Court in respect of any matter as to which jurisdiction has been retained with respect to such member.

          77. Notice of Entry of Confirmation Order

     In accordance with Bankruptcy Rules 2002 and 3020(c), on or before the Effective Date, Fruit of the Loom (or its agents) shall give notice of the entry of this Order, in substantially the form of the proposed notice attached as Exhibit E hereto (the "Notice of Confirmation"), which is hereby approved, by United States first class mail postage prepaid, by hand or by overnight courier service to, without duplication, (a) the United States Trustee, (b) counsel for the Fruit of the Loom Creditors' Committee, (c) counsel for DIP Lender, (d) the Securities and Exchange Commission at Washington, D.C., (e) the entities that requested notice of amendments to the Plan, the Disclosure Statement and other documents or who objected to the Disclosure Statement or confirmation of the Plan, (f) entities that requested notices under Bankruptcy Rule 2002, (g) all creditors that have filed proofs of claim in these Chapter 11 Cases or that are scheduled in Fruit of the Loom's schedules of assets and liabilities, or any amendment or modification thereto.

          78. Returned Mail

              Notwithstanding anything to the contrary herein, no notice or service of any kind will be required to be mailed or made upon any person to whom Fruit of the Loom mailed a notice of the Disclosure Statement Hearing or the various packages containing, among other things, notice of the date for the Confirmation Hearing, but received any of such notices returned by the United States Postal Service marked "undeliverable as addressed," "moved - left no forwarding address" or "forwarding order expired," or similar reason, unless Fruit of the Loom has been informed in writing by such person of that person's new address.

          79. Authorization to Close

     This Court directs that Federal Rule of Bankruptcy Rule 3020(e) shall not apply to this Order and authorizes the plan proponents to consummate the Plan immediately after entry of this Order, except as otherwise provided in this Order.

          80. Sufficiency of Notice of Confirmation

     Mailing of the Notice of Confirmation in the time and manner as set forth in paragraph 77 is adequate and satisfies the requirements of Bankruptcy Rules 2002 and 3020(c), and no further notice is necessary.

Dated:  Wilmington, Delaware
        April 19, 2002

                                          s/ Peter J. Walsh
                                       ------------------------------------
                                       CHIEF UNITED STATES BANKRUPTCY JUDGE

                     TABLE OF EXHIBITS TO CONFIRMATION ORDER

EXHIBIT A     The Plan (incorporated by reference to Exhibit 10(z) to Annual
              Report on Form 10-K dated April 15, 2002)

EXHIBIT B     The APA (incorporated by reference to Exhibit 2.1 to the
              Company's Current Report on Form 8-K dated November 9, 2001)

EXHIBIT C     Notice to Filing and Recording Officers of Entry and Terms of
              Confirmation Order

EXHIBIT D     Cure Payment Schedule and Assumption/Assignment Schedule

EXHIBIT E     Form of Notice of Entry of Confirmation Order






s

                                    EXHIBIT C

                     NOTICE TO FILING AND RECORDING OFFICERS
                    OF ENTRY AND TERMS OF CONFIRMATION ORDER

                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE


-----------------------------------x
In re:                             :        Chapter 11 Cases
                                   :
FRUIT OF THE LOOM, INC., et al.,   :        Case No. 99-04497 (PJW)
                         -- ---    :
                                   :
                  Debtors.         :        Jointly Administered
                                   :
                                   :        RELATED TO DOCKET
                                   :        NOS. ___
-----------------------------------x


                     NOTICE TO FILING AND RECORDING OFFICERS
                    OF ENTRY AND TERMS OF CONFIRMATION ORDER

TO ALL FILING AND RECORDING OFFICERS:

     PLEASE TAKE NOTICE that on April 19, 2002, the United States Bankruptcy Court for the District of Delaware entered the Findings of Fact and Conclusions of Law Relating to, and Order Under 11 U.S.C. ss. 1129(a) and (b) Confirming, Third Amended Joint Plan of Reorganization of Fruit of the Loom, Inc., et al. ("Fruit of the Loom") under Chapter 11 of the Bankruptcy Code, dated March 19, 2002 (the "Confirmation Order"). (Capitalized terms not defined in this notice have the meanings ascribed to them in the Confirmation Order or Plan). A copy of the Confirmation Order and the Plan are annexed hereto.

     PLEASE TAKE FURTHER NOTICE that paragraph 41 of the Confirmation Order provides as follows:

     (a) Pursuant to section 1146(c) of the Bankruptcy Code, the issuance, transfer, or exchange of any security, or the making, delivery, filing, or recording of any instrument of transfer, under the Plan shall not be taxed under any law imposing a stamp tax, transfer tax, or similar tax.

     (b) Without limiting the generality of subparagraph (a) of this paragraph, the making, delivery, filing, or recording at any time of any deed, bill of sale, mortgage, leasehold mortgage, deed of trust, leasehold deed of trust, memorandum of lease, notice of lease, assignment, leasehold assignment, security agreement, financing statement, or other instrument of absolute or collateral transfer required by, or deemed necessary or desirable by the parties to, the APA and the other transactions contemplated in the Plan, and other agreements or instruments related thereto shall not be so taxed.

     (c) All filing or recording officers, wherever located and by whomever appointed, are hereby directed to accept for filing or recording, and to file or record immediately upon presentation thereof, all such deeds, bills of sale, mortgages, leasehold mortgages, deeds of trust, leasehold deeds of trust, memoranda of lease, notices of lease, assignments, leasehold assignments, security agreements, financing statements, and other instruments of absolute or collateral transfer without payment of any stamp tax, transfer tax, or similar tax imposed by federal, state, or local law. This Notice, (i) shall have the effect of an order of the Bankruptcy Court, (ii) shall constitute sufficient notice of the entry of the Order to such filing and recording officers, and
(iii) shall be a recordable instrument notwithstanding any contrary provision of nonbankruptcy law. This Bankruptcy Court specifically retains jurisdiction to enforce the foregoing direction, by contempt or otherwise.

     PLEASE TAKE FURTHER NOTICE that presentation of this Notice by any agent or representative of Fruit of the Loom, Reorganized Fruit of the Loom, any Plan Entity or any of their respective affiliates, in connection with the filing or recording of any of the above-described documents constitutes a certificate by such person that such document is entitled to be filed or recorded in accordance with paragraph 56 of the Confirmation Order without payment of any recording tax, stamp tax, transfer tax, or similar tax imposed by federal, state, or local law.

Dated:   April 19, 2002
         Wilmington, Delaware

                                        BY ORDER OF THE BANKRUPTCY COURT
                                        Peter J. Walsh,
                                        Chief Bankruptcy Judge

                                    EXHIBIT D
            CURE PAYMENT SCHEDULE AND ASSUMPTION/ASSIGNMENT SCHEDULE

                                                     EXHIBIT D TO EXHIBIT 99.1


                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

 - - - - - - - - - - - - - - - - - -X
In re:                              :
                                    : Chapter 11 Cases
                                    :
FRUIT OF THE LOOM, INC., et al.,    : No. 99-04497 (PJW)
                         -- ---     :
                                    : Jointly Administered
                  Debtors.          :
                                    :
                                    : CONF. HEARING DATE: 4/19/02 @ 10:30 A.M.
 - - - - - - - - - - - - - - - - - -X RELATED TO D.I. 4312


                NOTICE OF FILING AMENDED CURE PAYMENT NOTICE FOR
                  ASSUMPTION AND ASSIGNMENT OF UNEXPIRED LEASE
                              OR EXECUTORY CONTRACT

          PLEASE TAKE NOTICE that the following substantive changes (the "Amendments") were made to Exhibits A-G with respect to the Notice Of Cure Payment For Assumption And Assignment Of Unexpired Lease Or Executory Contract [Docket No. 4312] (the "Cure Payment Notice")

          Exhibit A: Contracts To Be Assumed At Cure Payments Specified

          1. Footnote 2 has been added regarding the objection filed by Caterpillar Financial Services.

          2.   The Assignees for the following counterparties have changed:
               Accelerated Computer Technologies, Advanced Lift and Equipment, AllTel, City of Harlingen, Nueces Power Equipment, Predict DLI, Sprint PCS, and Wireless Plus.

          Exhibit B: Contracts To Be Assumed With No Cure Amount

          1.   Footnote 2 has been added.

          2.   New Union was added as assignee for numerous contracts.

          3.   Roughly fifty (50) Trademark Settlement Agreements were added.

          4. Several Software Product Schedules were added with respect to Compuware's licensing agreements with Union Underwear Company, Inc.

          5. Industrial Development Agency (Ireland) and FORFAS were added as a counterparty.

          6. Governmental permits regarding Kentucky Division of Air Quality and Kentucky Division of Water were added.

          7.   Footnote 4 was added relating to KPDES.

          8.   Two agreements with TOLEX were added.


          Exhibit C: Money Manager Contracts To Be Assumed With No Cure Amount

          1.   Added "Assigned to New Union" under each contract.

          Exhibit D: Benefits Plans To Be Assumed With No Cure Amount

          1.   Added note with respect to newly-created Newco.

          2. Title of Exhibit was changed from "Benefits Contracts" to "Benefits Plans".

          3. Added additional table to bottom of Exhibit D which contains the following columns: FOL Entity, Description, and Assignee.

          Exhibit E: Subscription, Limited Partnership and Investment Contracts
                     To Be Assumed With No Cure Amount

          1. Added two contracts: Alliance Bernstein and Trust Company of the West.

          2.   Deleted three contracts relating to JMB Group Trust IV.

          Exhibit F: Insurance Contracts To Be Assumed by New Union With No Cure
                     Amount

          1.   Changed language of title to reflect New Union as assignee.

          2.   Added note defining New Union.

          3. Added note with respect to preserving any rights or benefits to the Insureds.

          Exhibit G: Contracts To Be Assumed By The Estate With No Cure Cost

          1. Title of Exhibit changed from "Insurance Policies To Be Assumed With No Cure Amount" to the title listed above.

          2.   Added contact information for all carriers.

          3. Carrier AIG (n/k/a American International Specialty Lines Insurance Company) was added.

          4. Added note referring to the definition of Estate under the Third Amended Joint Plan of Reorganization.

          5.   Added footnote one regarding Director of Insurance of Illinois.

          6.   Added footnote two regarding Travelers policies.

          7. Added note with respect to preserving any rights or benefits to the Insureds.

          8. Deleted eight (8) carriers: Allstate, Eagle Star, Everest Reinsurance, Indemnity Insurance, Mission American Insurance, National Surety Corp., TIG Premier Insurance, and Transport Indemnity Co.

          PLEASE TAKE FURTHER NOTICE that Fruit of the Loom will serve this Amended Notice of Cure Payment only to the parties who are affected by the Amendments listed above.


Dated:  April 16, 2002              MILBANK TWEED HADLEY & MCCLOY LLP
                                    Luc A. Despins (LD 5141)
                                    Dennis F. Dunne (DD 7543)
                                    Risa M. Rosenberg (RR 8094)
                                    1 Chase Manhattan Plaza
                                    New York, New York 10005
                                    (212) 530-5000

                                    - and -


                                    SAUL EWING LLP


                                By:  /s/ J. Kate Stickles
                                    ------------------------------------
                                    Norman L. Pernick (No. 2290)
                                    J. Kate Stickles  (No. 2917)
                                    222 Delaware Avenue
                                    P.O. Box 1266
                                    Wilmington, Delaware 19899-1266
                                    (302) 421-6800

                                    Co-Counsel to Fruit of the
                                    Loom, Inc., et al., Debtors
                                    and Debtors-in-Possession

                                  EXHIBIT "A"
               CONTRACTS TO BE ASSUMED AT CURE AMOUNTS SPECIFIED

------------------------------------------------------------------------------------------------------------------------------------
                                                     START
COUNTERPARTY                                          OF                                                     CURE
AND ADDRESS                     FOL ENTITY         CONTRACT        END               DESCRIPTION            AMOUNT     ASSIGNEE
----------------------------------------------------------------------------------------------------------------------------------
Accelerated Computer          Union Underwear      03/15/96     Auto renew      Computer Software End-    $55,869.74   New Union(1)
Technologies                  Company, Inc.                                     User License Agreement
1000 West McNab Road
Pompano Beach, FL 33069
----------------------------------------------------------------------------------------------------------------------------------
ADT Security Services         Martin Mills, Inc.   12/01/99     Month to month  Fire Monitoring Services     $724.00   Martin
1600 Oakbrook Drive,          (Williamston Yarn                                                                        Mills, Inc.
Suite 540                     Mill)
Norcross, GA 30093
----------------------------------------------------------------------------------------------------------------------------------
Advanced Lift and Equipment   Fruit of the Loom,   07/18/99     Month to month  Scissor Lift and Condor        $0.00   Fruit of
1513 Mid Cities Drive         Texas, Inc.                                       Equipment Rental                       the Loom,
Pharr, TX 78577                                                                 Agreements                             Texas, Inc.
----------------------------------------------------------------------------------------------------------------------------------
AllTel                        Rabun Apparel, Inc.  03/16/98     Year to year    Term Plan Agreement -      $4,143.55   Rabun
P.O. Box 8017                                                                   telephone service                      Apparel,
Little Rock, AR 72203-8017                                                                                             Inc.
----------------------------------------------------------------------------------------------------------------------------------
Amdahl                        Union Underwear      Monthly      Month to month  Maintenance Service        $2,340.00   New Union
3040 Post Oak Blvd.,          Company, Inc.                                     Equipment Schedules
Suite 1100                                                                      MM-3-5-020 /
Houston, TX 77056                                                               1-B-4745 Front End
                                                                                Processor and Customer
                                                                                Service Agreement
----------------------------------------------------------------------------------------------------------------------------------
Bowling Green Municipal       Fruit of the Loom,   10/01/92     10/01/02        Electric Power Service    $12,401.62   New Union
Utilities                     Inc. and Union                                    Agreement
801 Center St.                Underwear Company,
Bowling Green, KY 42101       Inc.
----------------------------------------------------------------------------------------------------------------------------------
Caterpillar Financial         Union Underwear      06/01/98     06/01/00        Master Tax Lease               $0.00   New Union
Services(2) Corporation       Company, Inc.
1800 Parkway Place, Suite 820
Marietta, GA 30067
----------------------------------------------------------------------------------------------------------------------------------
City of Harlingen             Fruit of the Loom,   02/22/94     Auto renew      Contract to use city       $3,527.84   Fruit of
P.O. Box 2207                 Texas, Inc.                                       garbage truck                          the Loom,
Harlingen, TX 78551                                                                                                    Texas, Inc.
----------------------------------------------------------------------------------------------------------------------------------
City of Jamestown, KY         Union Underwear      05/29/87        None         Contract for payment         $100.00   New Union
Jamestown, KY 42629           Company, Inc.                                     in lieu of taxes
----------------------------------------------------------------------------------------------------------------------------------
Comstar Systems, Inc.         Union Underwear      07/22/91   With written      Commercial Monitoring     $10,638.35   New Union
1025 Industrial Blvd          Company, Inc.                        notice       Service Agreement
Louisville, KY 40219
----------------------------------------------------------------------------------------------------------------------------------
Culligan Water Conditioning   Union Underwear                 Month to month    Water coolers                  $0.00   New Union
290 Stewards Lane,            Company, Inc.
P.O. Box 24
Danville, KY  40423-0244
----------------------------------------------------------------------------------------------------------------------------------
Currahee Paging               Fruit of the Loom,    Various      Various        Pagers for Rabun               $0.00   Rabun
P.O. Box 1327                 Inc. and Rabun                                    Gap Apparel                            Apparel
Toccoa, GA 30577              Apparel, Inc.                                                                            Inc.
----------------------------------------------------------------------------------------------------------------------------------
DC Comics c/o Warner Bros.    Union Underwear     01/01/99-      01/01/01-      Character License        $127,094.00   New Union
4000 Warner Blvd.             Company, Inc.       12/31/00       12/31/02       Agreement - Batman
Burbank, CA 91522                                                               and Robin; renewed
                                                                                contract 12998-BATB,
                                                                                Superheros
                                                                                and Superman
----------------------------------------------------------------------------------------------------------------------------------
Dreamworks LLC                Union Underwear      04/01/99      12/31/02       Dreamworks Character       $3,032.00   New Union
100 Universal City Plaza,     Company, Inc.                                     License Agreement
Bldg. 10
Universal City, CA 91608
----------------------------------------------------------------------------------------------------------------------------------
Duo County Telephone          Union Underwear       Various       Various       Paging Agreement           $4,598.64   New Union
P.O. Box 80                   Company, Inc.
Jamestown, KY 42629
----------------------------------------------------------------------------------------------------------------------------------
Gerber Technology, Inc.       Union Underwear      03/01/98    Auto renewal     Corporate Service            $514.36   New Union
200 N Bowser Rd               Company, Inc.                                     Contract Price (use of
Richardson, TX 78001                                                            computer software and
                                                                                fabric plotting and
                                                                                cutting equipment)
----------------------------------------------------------------------------------------------------------------------------------
Hildreth Oil Company          Fruit of the Loom,   07/05/89     On-going        Gas cards                  $1,588.78   New Union
(Comfuel)                     Inc.
407 Raven Avenue
Bowling Green, KY 42101
----------------------------------------------------------------------------------------------------------------------------------
Macro 4                       Union Underwear      10/29/93     10/31/00        Standard License               $0.00   New Union
PO Box 19157                  Company, Inc.                                     Agreement
Newark, NJ 07195-0157
----------------------------------------------------------------------------------------------------------------------------------
Marvel Characters Group, Inc. Union Underwear     03/01/99-      01/01/02-      Character License            $299.86   New Union
10880 Wilshire Blvd.,         Company, Inc.        12/31/01      12/31/04       Agreement - Spiderman;
Suite 1400                                                                      extended term
Los Angeles, CA 90024
----------------------------------------------------------------------------------------------------------------------------------

----------
1 New Union refers to a single-member Delaware limited liability company entity to be formed in accordance with Section 7.3.2. of Fruit of the Loom's Second Amended Joint Plan of Reorganization. Additionally, pursuant to the Disclosure Statement filed with this Court on February 4, 2002 with respect to the Second Amended Joint Plan of Reorganization, assets of Union Underwear used in, of, or relating to the Apparel Business will revest in Union Underwear and be transferred to a newly-created, single-member limited liability company ("Newco").

2 Fruit of the Loom, Inc. has provided in its Confirmation Order that the hearing with respect to a determination of the amount of cure payment due to Caterpillar is adjourned to May 24, 2002 at 9:30 a.m., and all rights of Fruit of the Loom and Caterpillar with respect thereto are reserved.

                                  EXHIBIT "A"
               CONTRACTS TO BE ASSUMED AT CURE AMOUNTS SPECIFIED


------------------------------------------------------------------------------------------------------------------------------------
                                                       START
COUNTERPARTY                                            OF                                                     CURE
AND ADDRESS                       FOL ENTITY         CONTRACT        END               DESCRIPTION            AMOUNT     ASSIGNEE
------------------------------------------------------------------------------------------------------------------------------------
Master Data Center, Inc.        Fruit of the Loom,   06/08/90    Perpetual        Software License &         $1,170.00   New Union
29100 Northwestern Hwy          Inc.                                              Support Agreement
300 Franklin Center                                                               (trademark status
Southfield, MI 48034-1095                                                         software)
------------------------------------------------------------------------------------------------------------------------------------
Mellon First United Leasing     Union Underwear      06/01/98     04/21/04        Master Lease Agreement     $1,842.00   New Union
100 Corporate North             Company, Inc.
Bannockburn, IL 60015-0992
------------------------------------------------------------------------------------------------------------------------------------
Modern Supply Company, Inc.     Union Underwear      02/09/00     02/08/01        COD Form (office supply       $35.16   New Union
P.O. Box 1450                   Company, Inc.                                     company)
Owensboro, KY 42302-1450
------------------------------------------------------------------------------------------------------------------------------------
New Dimension Software, Inc.    Union Underwear      10/31/97     Perpetual       Perpetual License for          $0.00   New Union
1 Park Plaza 11th Floor         Company, Inc.                                     Control/M Software -
Irvine, CA 92714                                                                  annual maintenance
                                                                                  and license fee
------------------------------------------------------------------------------------------------------------------------------------
Nueces Power Equipment          Fruit of the Loom,              Month to month    KOMATSU Forklift          $10,240.22   Fruit of
7510 Highway 37                 Texas, Inc.                                       Serial #323792 Unit                    the Loom,
Corpus Christi, TX 78559                                                          #C2998Y/323867                         Texas, Inc.
                                                                                  and 23862
------------------------------------------------------------------------------------------------------------------------------------
Orkin Pest Control              Fruit of the Loom,              Month to month    Pest Control Service           $0.00   New Union
2521 Petty Drive                Inc.
Bowling Green, KY 42103
------------------------------------------------------------------------------------------------------------------------------------
PeopleSoft                      Union Underwear      06/30/95                     Corporate Payroll &       $10,579.00   New Union
4305 Hacienda Drive             Company, Inc.                                     HRMS Software License
P.O. Box 8015                                                                     & Maintenance Agreements
Pleasanton, CA 95488                                                              Schedules 1-3 and Addenda
------------------------------------------------------------------------------------------------------------------------------------
Predict DLI                     Rabun Apparel, Inc.              As requested     Service Agreement -            $0.00   Rabun
P.O. Box 931898                                                                   wear particle                          Apparel,
Cleveland, OH 44193-3046                                                          analysis on generator                  Inc.
------------------------------------------------------------------------------------------------------------------------------------
Saban Merchandising, Inc.       Union Underwear     01/01/98-       01/01/00-     Character License        $118,699.00   New Union
10960 Wilshire Blvd.            Company, Inc.       12/31/99        12/31/01      Agreement-Power Rangers
Los Angeles, CA 90024                                               (Renewal)     in Space; renewed
                                                                    01/01/02-     contract #96000 and the
                                                                    12/31/03      Power Ranger Series
                                                                   (Unsigned)
------------------------------------------------------------------------------------------------------------------------------------
SH & S Partnership              Fruit of the Loom,   08/31/98       08/31/00      Real Estate Lease            $102.54   New Union
210 North Walton Blvd,          Arkansas, Inc.                                    Sales Office
Suite 30
Bentonville, AR 72712
------------------------------------------------------------------------------------------------------------------------------------
Sprint PCS                      Fruit of the Loom,   04/07/99       04/06/01      Sprint PCS Service and         $0.00   Fruit of
8071 S. Cicero Avenue           Texas, Inc.                                       Equipment Order Form,                  the Loom,
Chicago, IL 60652                                                                 Sprint PCS Term                        Texas, Inc.
                                                                                  Agreement (pager service)
------------------------------------------------------------------------------------------------------------------------------------
Star-Tel Systems, Inc.          Union Underwear      01/01/00       12/31/00      Contract Maintenance       $2,851.25   New Union
106 East Wayne Street           Company, Inc.                                     Invoice
P.O. Box 151
Glasgow, KY 42142-0515
------------------------------------------------------------------------------------------------------------------------------------
Sterling Commerce, Inc.         Union Underwear      02/01/94      02/27/98       Network Service                $0.00   New Union
980 North Michigan Avenue       Company, Inc.                                     Agreement-Addendum
Chicago, IL 60611
------------------------------------------------------------------------------------------------------------------------------------
Terminix International          Union Underwear                       N/A         Pest Control Service           $0.00   New Union
1001 Park Central Avenue        Company, Inc.                                     Contract
Nicholasville, KY 40356-9117
------------------------------------------------------------------------------------------------------------------------------------
Toyota Motor Credit Corporation Union Underwear      07/21/98                     Addendum to Master Lease       $0.00   New Union
1515 West 190th Street          Company, Inc.                                     (forklift equipment)
P.O. Box 2958
Torrance, CA  90509-2958
------------------------------------------------------------------------------------------------------------------------------------
UBICS                           Union Underwear      12/19/95     Auto renew      Professional Services    $159,009.00   New Union
Suite 100, Sainte Claire Plaza  Company, Inc.                                     Agreement
1121 Boyce Road
Pittsburgh, PA 15241
------------------------------------------------------------------------------------------------------------------------------------
Universal Studios Licensing,    Union Underwear     12/01/97-      Multiple       Master Merchandising      $12,500.00   New Union
Inc.                            Company, Inc.       12/31/99       schedules      License Agreement -
100 Universal City Plaza                                          w/different     Babe Pig in the City
Building 509/15                                                     terms
Universal City, CA 91608
------------------------------------------------------------------------------------------------------------------------------------
US Postal Service               Fruit of the Loom,   09/11/97                     Postage Meter Rental       $5,015.00   New Union
19 Forest Pkwy                  Inc.                                              Agreement - model TA14
Shelton, CT 06484-0903
------------------------------------------------------------------------------------------------------------------------------------
Warner Bros.                    Union Underwear     01/01/99-     01/01/01-       Character License        $188,554.00   New Union
4000 Warner Blvd.               Company, Inc.       12/31/00      12/31/02        Agreement 9638-SCOO
Burbank, CA 91522                                                                 (Scooby Doo); renewed
                                                                                  contract #13081-SCOO
------------------------------------------------------------------------------------------------------------------------------------

                                  EXHIBIT "A"
               CONTRACTS TO BE ASSUMED AT CURE AMOUNTS SPECIFIED



------------------------------------------------------------------------------------------------------------------------------------
                                                       START
COUNTERPARTY                                            OF                                                     CURE
AND ADDRESS                       FOL ENTITY         CONTRACT        END               DESCRIPTION            AMOUNT     ASSIGNEE(3)
------------------------------------------------------------------------------------------------------------------------------------
Warren Rural Electric           Union Underwear       3/10/91      03/09/01       Industrial Power               $0.00   New Union
Cooperative                     Company, Inc.                                     Contract and
Corp.                                                                             Amendment -
P.O. Box 1118                                                                     Distribution
Bowling Green, KY 42102                                                           Center/R& D/HQ
------------------------------------------------------------------------------------------------------------------------------------
Western Kentucky Gas Company    Fruit of the Loom,   04/01/91     Year to year    Natural Gas Service        $4,961.61   New Union
1020 College Street             Inc.                                              Agreement
Bowling Green, KY 42101
------------------------------------------------------------------------------------------------------------------------------------
Wireless Plus                   Martin Mills, Inc.   08/28/97    Month to month   Service Agreement            $782.40   Martin
1909 H East Firetower Road      (Williamston Yarn                                 for Contract #1240                     Mills, Inc.
Greenville, NC 27858            Mill)                                             for 2 pagers
                                                                                  799-2531/2532
------------------------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT "B"
                    CONTRACTS TO BE ASSUMED WITH NO CURE COST

------------------------------------------------------------------------------------------------------------------------------------
                                                                         START
COUNTERPARTY                                                              OF
AND ADDRESS                               FOL ENTITY                   CONTRACT              DESCRIPTION               ASSIGNEE(3)
------------------------------------------------------------------------------------------------------------------------------------
ADT Security Systems                     Rabun Apparel, Inc.            09/24/97     Commercial Sale Proposal/Agreement
1600 Oakbrook Drive, Suite 540
Norcross, GA 30093
------------------------------------------------------------------------------------------------------------------------------------
Alactn Trading Company, Inc.             Union Underwear Company,       12/08/98     Cotton Contract U-919E           New Union(4)
P.O. Drawer 1527                         Inc.
Decatur, AL 35602
------------------------------------------------------------------------------------------------------------------------------------
Alactn Trading Company, Inc.             Union Underwear Company,       12/08/98     Cotton Contract U-918E              New Union
P.O. Drawer 1527                         Inc.
Decatur, AL 35602
------------------------------------------------------------------------------------------------------------------------------------
Alba-Waldensian, Inc.                    Union Underwear Company,       12/16/98     Master Turn-Key Apparel Agreement   New Union
P.O. Box 100                             Inc.
Valdese, NC 28690
------------------------------------------------------------------------------------------------------------------------------------
Amco Apparel Mfrg                        Union Underwear Company,                    Master Turn-Key Apparel Agreement   New Union
450 Seventh Avenue, 10th Floor           Inc.
New York, NY 10123
------------------------------------------------------------------------------------------------------------------------------------
American 3CI                             Leesburg Yarn Mills, Inc.                   Medical Waste Management Service
910 Pierremont #312
Shreveport, LA 71106
------------------------------------------------------------------------------------------------------------------------------------
Anthem Health Plans of Kentucky, Inc.    Union Underwear Company,       04/01/92     Self-Insured Medical Coverage       New Union
d/b/a Anthem Blue Cross & Blue Shield    Inc. d/b/a Fruit of the Loom
(f/k/a Southeastern United Medigroup,
Inc.)
10100 Linn Station Road
Louisville, KY 40223

And

Anthem Health Plans of Kentucky, Inc.
120 Monument Circle
Indianapolis, IN 46204-4903
------------------------------------------------------------------------------------------------------------------------------------
Aracua, Inc.                             Fruit of the Loom,             01/01/99     Real Estate Lease Warehouse
ZMS, Inc.3202 Plaza Rio Hondo, Suite     Caribbean, Inc.
202
Bayamon, PR 00961-3100
------------------------------------------------------------------------------------------------------------------------------------
Ascent Solutions                         Union Underwear Company,       01/10/95     License Agreement                   New Union
PO Box 711299                            Inc.
Cincinnati, OH 45271-1299
------------------------------------------------------------------------------------------------------------------------------------
Ascent Solutions                         Union Underwear Company,       06/01/00     License Agreement                   New Union
PO Box 711299                            Inc.
Cincinnati, OH 45271-1299
------------------------------------------------------------------------------------------------------------------------------------
Ascent Solutions Inc.                    Union Underwear Company,       12/21/94     Maintenance  and License Renewal    New Union
PO Box 711299                            Inc.                                        on PKZIP MVS; Mainframe software
Cincinnati, OH 45271-1299                                                            for compressing data
------------------------------------------------------------------------------------------------------------------------------------
Atiq Ahmed & Anjam A Sattar              Union Underwear Company,       05/12/98     Master Turn-Key Apparel Agreement   New Union
d/b/a Rubytex                            Inc.
E/21 Estate Ave
S.I.T.E. Karachi, Pakistan
------------------------------------------------------------------------------------------------------------------------------------
AVS Food Services, Inc.                  Fruit of the Loom, Texas,      11/01/91     Vending Service Agreement
P.O. Box 1470                            Inc.
Buda, TX 78610
------------------------------------------------------------------------------------------------------------------------------------
B & D Vending                            Union Underwear Company,       11/01/99     Vending Proposal                    New Union
936 Shive Lane, # 139                    Inc.
Bowling Green, KY 42103
------------------------------------------------------------------------------------------------------------------------------------
Banu Hack                                Union Underwear Company,       07/14/97     Master Turn-Key Apparel Agreement   New Union
F-200, S.I.T.E.                          Inc.
Karachi 75700, Pakistan
------------------------------------------------------------------------------------------------------------------------------------
Behiye Gunhan and Maci Gunhan            Union Underwear Company,       07/14/97     Master Turn-Key Apparel Agreement   New Union
Recursos Hidraulicos No. 2               Inc.
Fracc. Ind, La Loma Tlalnepantla
Edo de Mexico C.P 54060
------------------------------------------------------------------------------------------------------------------------------------
Ben Severson                             BVD Licensing Corporation      04/09/97     Trademark Settlement Agreement      New Union
------------------------------------------------------------------------------------------------------------------------------------
Benefit Plan Systems Corporation         Union Underwear Company,       07/01/97     License Agreement for COBRA EAS     New Union
16 Technology Dr, Suite 161              Inc. d/b/a Fruit of the Loom                for Windows Network
Irvine, CA 92618
------------------------------------------------------------------------------------------------------------------------------------

----------
3 Where no assignee is specified, the contract will remain with the current contract party.

4 New Union refers to a single-member Delaware limited liability company entity to be formed in accordance with Section 7.3.2. of Fruit of the Loom's Second Amended Joint Plan of Reorganization. Additionally, pursuant to the Disclosure Statement filed with this Court on February 4, 2002 with respect to the Second Amended Joint Plan of Reorganization, assets of Union Underwear used in, of, or relating to the Apparel Business will revest in Union Underwear and be transferred to a newly-created, single-member limited liability company ("Newco").

                                   EXHIBIT "B"
                    CONTRACTS TO BE ASSUMED WITH NO CURE COST

------------------------------------------------------------------------------------------------------------------------------------
                                                                         START
COUNTERPARTY                                                              OF
AND ADDRESS                               FOL ENTITY                   CONTRACT              DESCRIPTION                 ASSIGNEE(3)
------------------------------------------------------------------------------------------------------------------------------------
Bentley Lingerie, Inc.                   BVD Licensing Corporation      01/14/94     Trademark Settlement Agreement      New Union
234 Sixteenth Street
Jersey City, NJ 07310
------------------------------------------------------------------------------------------------------------------------------------
Best International                       Union Underwear Company,       04/23/99     Master Turn-Key Apparel Agreement   New Union
Av. Michoacan No. 20                     Inc.
Lot 18 Colonia Renovacion
C.P. 09209
Delogacio Iztapalapa, Mexico
------------------------------------------------------------------------------------------------------------------------------------
BJ Trading Co Ltd.                       Union Underwear Company,       07/02/97     Master Turn-Key Apparel Agreement   New Union
930 Fifth Avenue                         Inc.
New York, NY 10021
------------------------------------------------------------------------------------------------------------------------------------
Bon Temps Inc. d/b/a World Winds         Fruit of the Loom, Inc.        03/11/97     Trademark Settlement Agreement      New Union
280 Snow Drive, Suite 3
Birmingham, Alabama 35209
------------------------------------------------------------------------------------------------------------------------------------
Bon Temps Incorporated                   Fruit of the Loom, Inc.        03/11/97     Trademark Settlement Agreement      New Union
a/k/a World Winds
280 Snow Drive, Suite 3
Birmingham, AL 35209
------------------------------------------------------------------------------------------------------------------------------------
Boole & Babbage, Inc.                    Union Underwear Company,       12/30/87     Addendum to License Agreement       New Union
P.O. Box D-360017                        Inc.                                        #1855 Stop X37-Company is
Boston, MA 02241-0617                                                                now BNC
------------------------------------------------------------------------------------------------------------------------------------
Bowling Green -Warren County Regional    Union Underwear Company,       03/01/95     Airplane Hangar Lease in Bowling    New Union
Airport Board, Inc.                      Inc.                                        Green
1000 Woodhurst Way
Bowling Green, KY 42104
------------------------------------------------------------------------------------------------------------------------------------
B.V.D. Licensing Corp                    Union Underwear Company,       09/20/76     License to use BVD trademarks       New Union
c/o Fruit of the Loom                    Inc.
One Fruit of the Loom Drive
Bowling Green, KY 42102-9015
------------------------------------------------------------------------------------------------------------------------------------
BWS Brands, Inc.                         Fruit of the Loom, Inc.        01/10/94     Trademark Settlement Agreement      New Union
Salinas, CA
------------------------------------------------------------------------------------------------------------------------------------
Canteen Service/Compass                  Martin Mills, Inc.                06/96     Vending Services
3101 Spring Forest Road                  (Williamston)
Raleigh, NC 27658
------------------------------------------------------------------------------------------------------------------------------------
Centwin                                  Union Underwear Company,       01/23/98     Master Turn-Key Apparel Agreement   New Union
680 Garibong-Dong Guro-Gu                Inc.
Seoul, Korea
------------------------------------------------------------------------------------------------------------------------------------
Chemical Bank (as Owner Trustee)         Rabun Apparel, Inc.            12/01/94     Bond Purchase Agreement
450 West 133rd Street, 15th Floor        c/o One Fruit of the Loom
Attn:  Corporate Trust Department        Drive
Development Authority of Rabun County    Bowling Green, KY 42103

And

Attn: Executive Director
P.O. Box 761
Clayton, GA 30525

And

Credit Suisse
Tower 49, 39th Floor
12 East 49th Street
New York, NY 10017
------------------------------------------------------------------------------------------------------------------------------------
Chemical Bank (as Owner Trustee)         Rabun Apparel, Inc.            12/30/94     Assignment Agreement
450 West 133rd Street, 15th Floor        c/o One Fruit of the Loom
Attn:  Corporate Trust Department        Drive
F. Grippo                                Bowling Green, KY 42103
------------------------------------------------------------------------------------------------------------------------------------
Chicago Soft, Ltd.                       Union Underwear Company,       02/08/93     Software License Agreement          New Union
6232 N. Pulaski Road, Suite 402          Inc.                                        for MVS Qref
Chicago, IL 60646-5131                                                               Perpetual license agreement
------------------------------------------------------------------------------------------------------------------------------------
Children's Television Network            Union Underwear Company,       07/01/99     License Agreement                   New Union
(now Sesame Worshop)                     Inc.
One Lincoln Plaza
New York, NY 10023
------------------------------------------------------------------------------------------------------------------------------------
Chung Shing Textile Company, Inc.        The B.V.D. Licensing           04/01/90     License Agreement
No. 123, Chung Hsiao E. Rd               Corporation
Sec. 2-Floor 17
Taipei, Taiwan
------------------------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT "B"
                    CONTRACTS TO BE ASSUMED WITH NO CURE COST

------------------------------------------------------------------------------------------------------------------------------------
                                                                         START
COUNTERPARTY                                                              OF
AND ADDRESS                               FOL ENTITY                   CONTRACT              DESCRIPTION                 ASSIGNEE(3)
------------------------------------------------------------------------------------------------------------------------------------
Cindy Singleton                          Fruit of the Loom, Inc.        06/12/01     Trademark Settlement Agreement      New Union
383 Old Pocket Road
Lynch Station, VA 24571
------------------------------------------------------------------------------------------------------------------------------------
Cintas Corporation                       Union Underwear Company,        6/12/96     Uniform rentals -- paid for by      Rabun
191 Elcon Drive                          Inc.                                        employee payroll deductions         Apparel,
Greenville, SC 29605                     For Rabun Apparel, Inc.                                                         Inc.
------------------------------------------------------------------------------------------------------------------------------------
Citimax Trading Limited                  Union Underwear Company,       01/13/98     Master Turn-Key Apparel Agreement   New Union
Universite Cad, 374 Sok Sok No. 8        Inc.
Sornova/Izmir , Turkey
------------------------------------------------------------------------------------------------------------------------------------
City of Harlingen, Texas                 Fruit of the Loom, Texas,                   Contract to Use City Landfill
P.O. Box 2207                            Inc.
Harlingen, TX 78551
------------------------------------------------------------------------------------------------------------------------------------
City of Jamestown, KY                    Union Underwear Company,           1983     Real Estate Lease under $10         New Union
Attn: Mayor, City Hall                   Inc.                                        million Industrial Revenue Bond
Jamestown, KY 42629                                                                  issue- Dec. 1983
------------------------------------------------------------------------------------------------------------------------------------
City of Jamestown, KY                    Union Underwear Company,           1981     Real Estate Lease under $20         New Union
Attn: Mayor, City Hall                   Inc.                                        million Industrial Revenue Bond
Jamestown, KY 42629                                                                  issue 1981
------------------------------------------------------------------------------------------------------------------------------------
City of Jamestown, KY                    Union Underwear Company,       04/01/01     Wastewater - Industrial User        New Union
City Hall                                Inc.-                                       Permit
P.O. Box 587                             Jamestown                                   Permit No. IUP '02-01
Jamestown, KY 42629
------------------------------------------------------------------------------------------------------------------------------------
City of Vidalia, LA & Vidalia Apparel    Martin Mills, Inc.             01/01/95     Real Estate
Attn:  Mayor P.O. Box 2010
Vidalia, LA 71373-2010
------------------------------------------------------------------------------------------------------------------------------------
Colly International Corp.                Union Underwear Company,       12/07/98     Cotton Contract U-895E              New Union
Suite 190, 10300 N. Central Expressway   Inc.
Dallas, TX 75231
------------------------------------------------------------------------------------------------------------------------------------
Compuware(5)                             Union Underwear Company,        03/3/92     Software Product Schedule #1        New Union
Drawer 64376                             Inc.
Detroit, MI 48264-0376
------------------------------------------------------------------------------------------------------------------------------------
Compuware                                Union Underwear Company,       03/01/97     Software Product Schedule #3        New Union
Drawer 64376                             Inc.
Detroit, MI 48264-0376
------------------------------------------------------------------------------------------------------------------------------------
Compuware                                Union Underwear Company,       09/28/97     Software Product Schedule #4        New Union
Drawer 64376                             Inc.
Detroit, MI 48264-0376
------------------------------------------------------------------------------------------------------------------------------------
Compuware                                Union Underwear Company,       12/17/97     Software Product Schedule #5        New Union
Drawer 64376                             Inc.
Detroit, MI 48264-0376
------------------------------------------------------------------------------------------------------------------------------------
Compuware                                Union Underwear Company,       12/20/98     Software Product Schedule #2        New Union
Drawer 64376                             Inc.
Detroit, MI 48264-0376
------------------------------------------------------------------------------------------------------------------------------------
Compuware                                Union Underwear Company,       12/20/98     Software Product Schedule #7        New Union
Drawer 64376                             Inc.
Detroit, MI 48264-0376
------------------------------------------------------------------------------------------------------------------------------------
Compuware                                Union Underwear Company,       07/29/99     Software Product Schedule #9        New Union
Drawer 64376                             Inc.
Detroit, MI 48264-0376
------------------------------------------------------------------------------------------------------------------------------------
Compuware                                Union Underwear Company,       03/16/92     Permanent License Agreement for     New Union
Drawer 64376                             Inc.                                        Propriety Software Products and
Detroit, MI 48264-0376                                                               Maintenance
------------------------------------------------------------------------------------------------------------------------------------
Continental Ready Garment Factory        Union Underwear Company,       07/18/97     Master Turn-Key Apparel Agreement   New Union
P.O. Box 33280                           Inc.
Isa Town, Bahrain
------------------------------------------------------------------------------------------------------------------------------------
Copertex, S.A.                           Union Underwear Company,       07/27/98     Master Turn-Key Apparel Agreement   New Union
Mithatpasa Cal Celik Sok Cobancesme      Inc.
Mevkil
Yeni Bosnia Istanbul, Turkey
------------------------------------------------------------------------------------------------------------------------------------
Cottage Hill                             Union Underwear Company,       01/08/99     Cotton Contract U-939E              New Union
138 Coosa Street                         Inc.
Montgomery, AL 36104
------------------------------------------------------------------------------------------------------------------------------------
Cottage Hill                             Union Underwear Company,       01/08/99     Cotton Contract U-941E              New Union
138 Coosa Street                         Inc.
Montgomery, AL 36104
------------------------------------------------------------------------------------------------------------------------------------

----------
5 Fruit of the Loom, Inc. and Compuware Corporation are currently in the process of negotiating a Stipulation and Consent Order with respect to cancelled Compuware software licenses. The parties expect to present this Stipulation at the confirmation hearing on April 19, 2002.

                                   EXHIBIT "B"
                    CONTRACTS TO BE ASSUMED WITH NO CURE COST

------------------------------------------------------------------------------------------------------------------------------------
                                                                         START
COUNTERPARTY                                                              OF
AND ADDRESS                               FOL ENTITY                   CONTRACT              DESCRIPTION                 ASSIGNEE(3)
------------------------------------------------------------------------------------------------------------------------------------
Cotton Club                              Union Underwear Company,       04/16/97     Master Turn-Key Apparel Agreement   New Union
#7 Kampong Kay Road                      Inc.
Singapore 438162
------------------------------------------------------------------------------------------------------------------------------------
Cotton Knit SA                           Union Underwear Company,       09/22/97     Master Turn-Key Apparel Agreement   New Union
Calle Santa Sofia 165-171, URB           Inc.                                        Real Estate Lease for Corporate
Industrial                                                                           Office
La Aurora Ate UMZA 3, Peru
------------------------------------------------------------------------------------------------------------------------------------
County of Warren                         Panola Mills, Inc.                 1993     Bond Purchase Contract for $5       Rabun
Warren County Courthouse                 One Fruit of the Loom Drive                 million 1993 Series A Industrial    Apparel,
429 East 10th Street                     Bowling Green, KY 42103                     Revenue Bonds                       Inc.
Bowling Green, KY 42101
------------------------------------------------------------------------------------------------------------------------------------
County of Warren                         Panola Mills, Inc.                 1993     Bond Purchase Contract for $14      Rabun
Warren County Courthouse                 One Fruit of the Loom Drive                 million 1993 Series B Industrial    Apparel,
429 East 10th Street                     Bowling Green, KY 42103                     Revenue Bonds                       Inc.
Bowling Green, KY 42101
------------------------------------------------------------------------------------------------------------------------------------
County of Warren                         Union Underwear Company,           1987     Real Estate Lease For Corporate     New Union
Warren County Courthouse                 Inc.                                        Office, Industrial Revenue Bond
429 East 10th Street                                                                 Issue for $7.64 million
Bowling Green, KY 42101
------------------------------------------------------------------------------------------------------------------------------------
County of Warren                         Union Underwear Company,           1993     Real Estate Lease, under $5         New Union
Warren County Courthouse                 Inc.                                        Million Industrial Revenue Bond
429 East 10th Street                                                                 issue; 1993 addition to corporate
Bowling Green, KY 42101                                                              office
------------------------------------------------------------------------------------------------------------------------------------
County of Warren                         Union Underwear Company,           1996     Real Estate Lease, under $7.4       New Union
Warren County Courthouse                 Inc.                                        Million Industrial Revenue Bond
429 East 10th Street                                                                 issue (Bowling Green Distribution
Bowling Green, KY 42101                                                              Center Addition 1996)
------------------------------------------------------------------------------------------------------------------------------------
County of Warren                         Union Underwear Company,           1993     Real Estate Lease, under $14        New Union
Warren County Courthouse                 Inc.                                        Million Industrial Revenue Bond
429 East 10th Street                                                                 issue (BG Distribution Center
Bowling Green, KY 42101                                                              Addition 1993)
------------------------------------------------------------------------------------------------------------------------------------
County of Warren                         Winfield Cotton Mill, Inc.         1996     Bond Purchase Contract for $7.4     Rabun
Warren County Courthouse                 One Fruit of the Loom Drive                 million 1993 Series A Industrial    Apparel,
429 East 10th Street                     Bowling Green, KY 42103                     Revenue Bonds                       Inc.
Bowling Green, KY 42101                                                              & Bond
------------------------------------------------------------------------------------------------------------------------------------
Daeshin Limited                          Union Underwear Company,       07/02/97     Master Turn-Key Apparel Agreement   New Union
2990 Ramon Magsaysay Blvd. Sta. Mesa     Inc.
Manila, Philippines
------------------------------------------------------------------------------------------------------------------------------------
Delta Cotton Co.                         Union Underwear Company, Inc   01/21/99     Cotton Contract U-955E              New Union
89 South Front Street
Memphis TN 38103
------------------------------------------------------------------------------------------------------------------------------------
Delta Dental Plan of KY                  Union Underwear Company,       07/01/94     Self- Insured Dental Coverage       New Union
9901 Linn Station Road                   Inc.                           01/01/02
Louisville, KY 40223                                                    renewed
------------------------------------------------------------------------------------------------------------------------------------
Delta Industries                         Union Underwear Company,       04/16/98     Master Turn-Key Apparel Agreement   New Union
16 & 17 Kumaranagar (South)              Inc.
Tirpur-India 641603
Tamil Nada, India
------------------------------------------------------------------------------------------------------------------------------------
Deniz Tekstil BS                         Union Underwear Company,       12/04/97     Master Turn-Key Apparel Agreement   New Union
5,9 M.P. Nagar Tirupur-7                 Inc.
Tamil Nadu, India
------------------------------------------------------------------------------------------------------------------------------------
Development Authority of Rabun County    Fruit of the Loom, Inc. (DE)   12/30/94     Indemnity Agreement                 New Union
Attn:  Executive Director                c/o One Fruit of the Loom
P. O. Box 761                            Drive
Clayton, GA 30525                        Bowling Green, KY 42103

And

The County Board of Tax Assessors
& The Board of Commissioners of Rabun
County, Georgia
------------------------------------------------------------------------------------------------------------------------------------
Development Authority of Rabun           Rabun Apparel, Inc.            12/01/93     Purchasing & Paying Agreement
County, GA
Attn:  Executive Director
P. O. Box 761
Clayton, GA 30525
------------------------------------------------------------------------------------------------------------------------------------
Development Authority of Rabun           Rabun Apparel, Inc.            12/01/93     Real Estate Lease $125 million &
County, GA                                                                           Short Form Lease
Attn:  Executive Director
P. O. Box 761
Clayton, GA 30525
------------------------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT "B"
                    CONTRACTS TO BE ASSUMED WITH NO CURE COST

------------------------------------------------------------------------------------------------------------------------------------
                                                                         START
COUNTERPARTY                                                              OF
AND ADDRESS                               FOL ENTITY                   CONTRACT              DESCRIPTION                 ASSIGNEE(3)
------------------------------------------------------------------------------------------------------------------------------------
Development Authority of Rabun           Rabun Apparel, Inc.            12/01/93     PILOT Agreement
County, GA                                                                           (Payment In Lieu Of Taxes)
Attn:  Executive Director
P. O. Box 761
Clayton, GA 30525

And

Rabun County Georgia
The County Board of Tax Assessors of
Rabun County
25 Courthouse Square, Box 9
Clayton, GA 30525
------------------------------------------------------------------------------------------------------------------------------------
Development Authority of Rabun           Rabun Apparel, Inc.            12/01/94     Purchasing & Paying Agreement
County, GA
Attn:  Executive Director
P. O. Box 761
Clayton, GA 30525
------------------------------------------------------------------------------------------------------------------------------------
Development Authority of Rabun           Rabun Apparel, Inc.            12/01/94     Equipment Lease related to $100
County, GA                                                                           million
Attn:  Executive Director                                                            Industrial Revenue Bond Issue
P. O. Box 761
Clayton, GA 30525
------------------------------------------------------------------------------------------------------------------------------------
Development Authority of Rabun           Rabun Apparel, Inc.            12/01/94     PILOT Agreement
County, GA                                                                           (Payment In Lieu Of Taxes)
Attn:  Executive Director
P. O. Box 761
Clayton, GA 30525

And

Rabun County Georgia
The County Board of Tax Assessors of
Rabun County
25 Courthouse Square, Box 9
Clayton, GA 30525

And

Chemical Bank (as Owner Trustee)
450 West 33rd Street, 15th Floor
New York, NY 10001
Attn:  Corporation Trust Department
       F. Grippo
------------------------------------------------------------------------------------------------------------------------------------
Development Authority of Rabun           Union Underwear Company,       12/01/93     Loan Agreement                      New Union
County, GA                               Inc.
Attn:  Executive Director
P. O. Box 761
Clayton, GA 30525
------------------------------------------------------------------------------------------------------------------------------------
Development Authority of Rabun           Union Underwear Company,       12/01/93     Bond                                New Union
County, GA                               Inc.
Attn:  Executive Director
P. O. Box 761
Clayton, GA 30525
------------------------------------------------------------------------------------------------------------------------------------
Development Authority of Rabun           Union Underwear Company,       12/30/94     Bond Assignment Agreement &         New Union
County, GA                               Inc.                                        Endorsement
Attn:  Executive Director                One Fruit of the Loom Drive
P. O. Box 761                            Bowling Green, KY 42103
Clayton, GA 30525
                                         And
And
                                         Rabun Apparel, Inc.
Chemical Bank (as Owner Trustee          c/o One Fruit of the Loom
450 West 33rd Street, 15th Floor         Drive
New York, NY 10001                       Bowling Green, Kentucky
Attn:  Corporation Trust Department      42103
F. Grippo
------------------------------------------------------------------------------------------------------------------------------------
DPC, Inc                                 Union Underwear Company,       01/27/89     Software License Agreement          New Union
1015 Murice Field Dr                     Inc.
Paris, TN 38242
------------------------------------------------------------------------------------------------------------------------------------
DSP Knitting Co.                         Union Underwear Company,       06/09/98     Master Turn-Key Apparel Agreement   New Union
81/82, Sakhar Bhavan 8th Floor           Inc.
Nariman Point
Mumbai 400 021, India
------------------------------------------------------------------------------------------------------------------------------------
Dunavant Enterprises, Inc.               Union Underwear Company,       12/08/98     Cotton Contract U-923E              New Union
P.O. Box 443                             Inc.
Memphis, TN 38101
------------------------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT "B"
                    CONTRACTS TO BE ASSUMED WITH NO CURE COST

------------------------------------------------------------------------------------------------------------------------------------
                                                                         START
COUNTERPARTY                                                              OF
AND ADDRESS                               FOL ENTITY                   CONTRACT              DESCRIPTION                 ASSIGNEE(3)
------------------------------------------------------------------------------------------------------------------------------------
Eastern Trading Co                       Union Underwear Company,       12/11/98     Cotton Contract U-931E              New Union
P.O. Box 3002                            Inc.
Memphis, TN 38103
------------------------------------------------------------------------------------------------------------------------------------
Eastern Trading Co                       Union Underwear Company,       02/01/99     Cotton Contract U-964E              New Union
P.O. Box 3002                            Inc.
Memphis, TN 38103
------------------------------------------------------------------------------------------------------------------------------------
Eastman Exports                          Union Underwear Company,       08/05/97     Master Turn-Key Apparel Agreement   New Union
43 Tampines St. 92, 3rd Floor            Inc.
Singapore 528887
------------------------------------------------------------------------------------------------------------------------------------
Egyptian Textiles for Dyeing and         Union Underwear Company,       08/25/97     Master Turn-Key Apparel Agreement   New Union
Finishing                                Inc.
5/6 2nd floor
Sind Cloth Market
M.A. Jinnah Road
Karachi, Pakistan
------------------------------------------------------------------------------------------------------------------------------------
Elnasr Clothing & Textiles Co. (KABO)    Union Underwear Company,       10/17/97     Master Turn-Key Apparel Agreement   New Union
1385 Broadway, Suite 1701                Inc.
New York, NY 10018
------------------------------------------------------------------------------------------------------------------------------------
Erteks Konfeksiyon                       Union Underwear Company,       06/09/98     Master Turn-Key Apparel Agreement   New Union
3 Nady El Plastic St.                    Inc.
Shoubra El Khima
Cairo, Egypt
------------------------------------------------------------------------------------------------------------------------------------
Fabricas de Ropas Interiores             The B.V.D. Licensing           04/01/59     License Agreement
P.O. Box 978                             Corporation
Panama City, Panama
------------------------------------------------------------------------------------------------------------------------------------
Fashionwear (PVT) Ltd                    Union Underwear Company,       12/11/97     Master Turn-Key Apparel Agreement   New Union
407, Canal Mahmoudiah Street             Inc.
Alexandria, Egypt
------------------------------------------------------------------------------------------------------------------------------------
Faytech, Ltd.                            Fruit of the Loom, Inc.        01/04/01     Trademark Settlement Agreement      New Union
2933 Kissing Rock
Lowell, Michigan
------------------------------------------------------------------------------------------------------------------------------------
Finecraft Fine Jewelry                   Fruit of the Loom, Inc.        12/10/94     Trademark Settlement Agreement      New Union
------------------------------------------------------------------------------------------------------------------------------------
FOL Ireland Limited                      Union Underwear Company,       12/30/88     License Agreement for Screen        New Union
c/o Fruit of the Loom                    Inc.                                        Stars, Junior Screen Stars, Screen
One Fruit of the Loom Drive                                                          Stars Best and FOL
Bowling Green, KY  42102-9015
------------------------------------------------------------------------------------------------------------------------------------
Forbidden Fruit, Inc.                    Fruit of the Loom, Inc.        05/24/00     Trademark Settlement Agreement      New Union
Wintergreen Plaza
825-I Rockville Pike
Rockville, MD 20852
------------------------------------------------------------------------------------------------------------------------------------
Fruit of the Earth, Inc.                 Fruit of the Loom, Inc.        07/26/91     Trademark Settlement Agreement      New Union
2520 West Irving Boulevard, Suite 400
Irving, Texas 75061
------------------------------------------------------------------------------------------------------------------------------------
Fruit of the Loom Canada, Inc.           Fruit of the Loom, Inc. (NY)   09/02/85     License Agreement for Golden
c/o Fruit of the Loom                                                                Blend, Underoos, Funpals, Fungals,
One Fruit of the Loom Drive                                                          and other marks as developed
Bowling Green, KY  42102-9015
------------------------------------------------------------------------------------------------------------------------------------
Fruit of the Loom Canada, Inc.           Union Underwear Company,       01/04/88     License Agreement for Screen Stars  New Union
c/o Fruit of the Loom                    Inc.                                        and Bloopers trademark
One Fruit of the Loom Drive
Bowling Green, KY 42102-9015
------------------------------------------------------------------------------------------------------------------------------------
Fruit of the Loom Caribbean, Inc         Union Underwear Company,       01/01/95     Management Services Agreement       New Union
c/o Fruit of the Loom                    Inc.
One Fruit of the Loom Drive
Bowling Green, KY  42102-9015
------------------------------------------------------------------------------------------------------------------------------------
Fruit of the Loom Inc., NY               Union Underwear Company,       04/01/64     License for FOL trademark for       New Union
c/o Fruit of the Loom                    Inc.                                        men's and boy's shirts
One Fruit of the Loom Drive
Bowling Green, KY  42102-9015
------------------------------------------------------------------------------------------------------------------------------------
Fruit of the Loom Inc., NY               Union Underwear Company,       04/27/84     License for FOL trademark for       New Union
c/o Fruit of the Loom                    Inc.                                        ladies and girls underwear
One Fruit of the Loom Drive
Bowling Green, KY  42102-9015
------------------------------------------------------------------------------------------------------------------------------------
Fruit of the Loom International          Union Underwear Company,       01/01/89     License Agreement                   New Union
Limited                                  Inc.
(now known as FOL Ireland Limited)
Ballmacarry, Buncara
Co. Donegal, Ireland
------------------------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT "B"
                    CONTRACTS TO BE ASSUMED WITH NO CURE COST

------------------------------------------------------------------------------------------------------------------------------------
                                                                         START
COUNTERPARTY                                                              OF
AND ADDRESS                               FOL ENTITY                   CONTRACT              DESCRIPTION                 ASSIGNEE(3)
------------------------------------------------------------------------------------------------------------------------------------
Fruit of the Loom Operating, Ltd.        Union Underwear Company,       05/28/95     Administration and Technical        New Union
P.O. Box 31311 SMB                       Inc.                                        Services Agreement
Safehaven Centre, Leeward two
Grand Cayman
The Cayman Islands
------------------------------------------------------------------------------------------------------------------------------------
Fruit of the Loom Operating, Ltd.        Union Underwear Company,       05/28/95     Master Sales Agreement (for the     New Union
P.O. Box 31311 SMB                       Inc.                                        sale of piece goods and spare
Safehaven Centre, Leeward two                                                        parts)
Grand Cayman
The Cayman Islands
------------------------------------------------------------------------------------------------------------------------------------
Fruit of the Loom Operating, Ltd.        Union Underwear Company,       05/28/95     Master Purchase Agreement (for the  New Union
P.O. Box 31311 SMB                       Inc.                                        purchase of finished garments)
Safehaven Centre, Leeward two
Grand Cayman
The Cayman Islands
------------------------------------------------------------------------------------------------------------------------------------
Fruit of the Loom, Inc. (NY)             Union Underwear Company,       01/01/47     License for FOL Trademark for       New Union
c/o Fruit of the Loom                    Inc.                                        men's and boys' underwear
One Fruit of the Loom Drive
Bowling Green, KY  42102-9015
------------------------------------------------------------------------------------------------------------------------------------
Fruit of the Loom, Texas, Inc.           Union Underwear Company,       01/01/90     Management Services Agreement       New Union
c/o Fruit of the Loom                    Inc.
One Fruit of the Loom Drive
Bowling Green, KY 42102-9015
------------------------------------------------------------------------------------------------------------------------------------
Fruit of the Loom, Texas, Inc.           Union Underwear Company,       01/01/90     License Agreement                   New Union
c/o Fruit of the Loom                    Inc.
One Fruit of the Loom Drive
Bowling Green, KY  42102-9015
------------------------------------------------------------------------------------------------------------------------------------
Fruit of the Loom, Texas, Inc.           Union Underwear Company,       01/01/90     Inter-Company Loan Agreement        New Union
c/o Fruit of the Loom                    Inc.
One Fruit of the Loom Drive
Bowling Green, KY  42102-9015
------------------------------------------------------------------------------------------------------------------------------------
Fuji Spinning Company Ltd.               The B.V.D. Licensing           01/01/96     License Agreement
1-18-12 Ningyocho Nihonbashi             Corporation
Chou-Ku
Tokyo 103-0013, Japan
------------------------------------------------------------------------------------------------------------------------------------
Fun Guyz, Inc.                           Fruit of the Loom, Inc.        05/23/95     Trademark Settlement Agreement      New Union
Alto Loma, CA
------------------------------------------------------------------------------------------------------------------------------------
Fun Pal Design Corp.                     Fruit of the Loom, Inc.        11/02/95     Trademark Settlement Agreement      New Union
Monroe, New York
------------------------------------------------------------------------------------------------------------------------------------
Galani Readymade Garments                Union Underwear Company,       12/16/98     Master Turn-Key Apparel Agreement   New Union
Manufacturing L.L.C.                     Inc.
SanMiguel Industrial Park, Building
No. 2
Choloma, Cortes
Honduras, Central America
------------------------------------------------------------------------------------------------------------------------------------
Gem Readymade Garment Factory L.L.C.     Union Underwear Company,       01/14/99     Master Turn-Key Apparel Agreement   New Union
2500 W. Higgins Road, Suite 1120         Inc.
Hoffman Estates, IL 60195
------------------------------------------------------------------------------------------------------------------------------------
General Electric                         Union Underwear Company,       09/04/90     Teleprocessing services             New Union
401 North Washington Street              Inc.
Rockville, MD 20850
------------------------------------------------------------------------------------------------------------------------------------
Genesis Manufacturing, Inc               Union Underwear Company,       10/11/99     Master Turn-Key Apparel Agreement   New Union
28 Chida St                              Inc.
Bnei Braq J1371, Israel
------------------------------------------------------------------------------------------------------------------------------------
Georgia Landfill Group                   Rabun Apparel, Inc.            03/04/98     Waste Disposal Agreement
3001 South Pioneer Drive
Smyrna, GA 30082
------------------------------------------------------------------------------------------------------------------------------------
Ghim Li Fashion Co Pte Ltd               Union Underwear Company,       09/19/97     Master Turn-Key Apparel Agreement   New Union
29/8 Moo 3 Soi Chan Pring                Inc.
Rama 2 Road, Jomthong
Bangkok, Thailand
------------------------------------------------------------------------------------------------------------------------------------
Gimmill Industrial                       Union Underwear Company,       03/03/98     Master Turn-Key Apparel Agreement   New Union
Av. Los Precursores #256                 Inc.
Lima 33, Peru
------------------------------------------------------------------------------------------------------------------------------------
Goodwill International Trading Co.       Union Underwear Company,       03/16/98     Master Turn-Key Apparel Agreement   New Union
129/33 Moo 4 Soi Pongsirichai 1          Inc.
Petchkasem Road,
OmNoi Kathumban Samutsakorn 74130
Thailand
------------------------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT "B"
                    CONTRACTS TO BE ASSUMED WITH NO CURE COST

------------------------------------------------------------------------------------------------------------------------------------
                                                                         START
COUNTERPARTY                                                              OF
AND ADDRESS                               FOL ENTITY                   CONTRACT              DESCRIPTION                 ASSIGNEE(3)
------------------------------------------------------------------------------------------------------------------------------------
Grand Metro Fashion Garment LTD          Union Underwear Company,       10/29/97     Master Turn-Key Apparel Agreement   New Union
C-65/1 Mayapuri Industrial Area Phase    Inc.
II
New Delhi 110064, India
------------------------------------------------------------------------------------------------------------------------------------
Grupo Industrial Zaga                    Union Underwear Company,                    Master Turn-Key Apparel Agreement   New Union
2 Organize San Bolgesi Irem Tekstil      Inc.
Karsisi, Denizli, Turkey
------------------------------------------------------------------------------------------------------------------------------------
G-Sus Heavons Playground B.V.            Fruit of the Loom, Inc.        02/20/98     Trademark Settlement Agreement      New Union
Amsterdam, Zamenhofstraat 112
Unit 204
------------------------------------------------------------------------------------------------------------------------------------
GTH SA de CV (Zip Buena Vista)           Union Underwear Company,       04/30/97     Master Turn-Key Apparel Agreement   New Union
Carretera a Tegucigalpa Villanueva       Inc.
Cortes
San Pedro Sula
Honduras, Central America
------------------------------------------------------------------------------------------------------------------------------------
Gulf Garments Industry W. L.L            Union Underwear Company,       07/25/97     Master Turn-Key Apparel Agreement   New Union
P.O. Box 104                             Inc.
Manama Bahrain, U.A.E.
------------------------------------------------------------------------------------------------------------------------------------
Halima Garments Pvt Ltd                  Union Underwear Company,       03/03/98     Master Turn-Key Apparel Agreement   New Union
7-A New Muslim Town                      Inc.
Lahore, Pakistan
------------------------------------------------------------------------------------------------------------------------------------
Hallmark Cards Inc.                      Fruit of the Loom, Inc.        08/28/97     Trademark Settlement Agreement      New Union
Legal Department #339
2501 McGee
Kansas City, Missouri 64108
------------------------------------------------------------------------------------------------------------------------------------
Haria Exports Limited                    Union Underwear Company,       12/11/97     Master Turn-Key Apparel Agreement   New Union
Haria Centre, 8 Subhash Road             Inc.
Vile Parle (E) Bombay 400057, India
------------------------------------------------------------------------------------------------------------------------------------
Harvest Golf Club Ltd.                   Fruit of the Loom, Inc.        04/11/96     Trademark Settlement Agreement -    New Union
Box 200 East Kelowna                                                                 Serial No. 732,765
British Columbia
V0H 1G0
------------------------------------------------------------------------------------------------------------------------------------
Harvest Golf Club Ltd.                   Fruit of the Loom, Inc.        10/23/97     Serial No. 06071391 for             New Union
                                                                                     registration in Japan
------------------------------------------------------------------------------------------------------------------------------------
Haywin Textile Products, Inc.            Fruit of the Loom, Inc. (NY)   07/30/99     License Agreement
106 Bayard Street
P.O. Box 229013
Brooklyn, NY 11222-9013
------------------------------------------------------------------------------------------------------------------------------------
HR Textile Mills Ltd                     Union Underwear Company,       01/13/98     Master Turn-Key Apparel Agreement   New Union
1200 Industrial Park Road                Inc.
South Fulton, TN 38257
------------------------------------------------------------------------------------------------------------------------------------
Hulings Lawn and Landscape               Fruit of the Loom, Texas,      03/20/91     Proposal
1821 Swan Lake                           Inc.
Harlingen, TX 78550
------------------------------------------------------------------------------------------------------------------------------------
IDB of Cherokee County, Alabama          Leesburg Knitting Mills,       05/01/90     Real Estate Lease $11 million
Cherokee County Courthouse               Inc.
Centre, AL 35960
------------------------------------------------------------------------------------------------------------------------------------
IDB of Cherokee County, Alabama          Union Underwear Company,       05/01/90     Letter  regarding purchase of       New Union
Cherokee County Courthouse               Inc.                                        Bonds and $11,000, 000 Bonds from
Centre, AL 35960                                                                     IDB of Cherokee County to Union
                                                                                     Underwear Company, Inc.
And

Leesburg Knitting Mills, Inc.
------------------------------------------------------------------------------------------------------------------------------------
IDB of the City of Fayette,  Alabama     Fayette Cotton Mill, Inc.      05/15/88     Real Estate Lease-Cotton Mill
City Hall
P. O. Box 309
Fayette, AL 35555
------------------------------------------------------------------------------------------------------------------------------------
IDB of the City of Fayette, Alabama      Fayette Cotton Mill, Inc.      12/01/89     Industrial Revenue Bond Equipment
City Hall                                                                            Lease
P. O. Box 309
Fayette, AL 35555-0309
------------------------------------------------------------------------------------------------------------------------------------
Ilyas Erdogani                           Union Underwear Company,       04/16/98     Master Turn-Key Apparel Agreement   New Union
Flat S, 8/F Everest Industrial Centre    Inc.
396 Kwun tong Road
Kowloon, Hong Kong
------------------------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT "B"
                    CONTRACTS TO BE ASSUMED WITH NO CURE COST

------------------------------------------------------------------------------------------------------------------------------------
                                                                         START
COUNTERPARTY                                                              OF
AND ADDRESS                               FOL ENTITY                   CONTRACT              DESCRIPTION                 ASSIGNEE(3)
------------------------------------------------------------------------------------------------------------------------------------
Industria de Diseno Textil, S.A.         Fruit of the Loom, Inc.        06/21/99     Trademark Settlement Agreement      New Union
Poligono Industrial de Sabon, Parcela
79-B
Arteixo, La Coruna, Spain
------------------------------------------------------------------------------------------------------------------------------------
Industrial Development Agency            Union Underwear Company,       2/26/99      Agreement consolidating             New Union
(Ireland) and FORFAS                     Inc. as Guarantor/Promoter                  liabilities of Fruit of
Wilton Park House                                                                    the Loom International
Wilton Place                                                                         Limited under IDA Grant
Dublin 2, Ireland                                                                    Agreements dated Feb. 12,
Attn:  Paul Hanratty                                                                 1987;  April 15, 1988;
                                                                                     March 6, 1989; and April
                                                                                     16, 1993;  Total Grant
                                                                                     Liability: 12,449,672
                                                                                     Irish Punts
------------------------------------------------------------------------------------------------------------------------------------
Industrias Desafio SA de CV              Union Underwear Company,       06/25/97     Master Turn-Key Apparel Agreement   New Union
National Scout Bhaban (6th floor),       Inc.
70/1
Inner Circular Road
Kakrail, Dhaka-1000, Bangladesh
------------------------------------------------------------------------------------------------------------------------------------
Instyle Design Group Ltd                 Union Underwear Company,       01/24/97     Master Turn-Key Apparel Agreement   New Union
370, Kamaraj Road                        Inc.
Tirupur 641604
Coimbatore, India
------------------------------------------------------------------------------------------------------------------------------------
Interco Incorporated                     Fruit of the Loom, Inc.        08/11/95     Trademark Settlement Agreement      New Union
Ten Broadway
St. Louis, Missouri 63102

And

The Florsheim Shoe Co.
130 South Canal
Chicago, Illinois
------------------------------------------------------------------------------------------------------------------------------------
International Projects Limited           Union Underwear Company,       05/12/98     Master Turn-Key Apparel Agreement   New Union
P.O. Box 7811, Saif Zone                 Inc.
Sharjah, U.A.E.
------------------------------------------------------------------------------------------------------------------------------------
International Ying Ming Co. Inc          Union Underwear Company,       07/2/99      Master Turn-Key Apparel Agreement   New Union
A-97/1, Okhla Industrial Area, Phase     Inc.
II
New Delhi 11020, India
------------------------------------------------------------------------------------------------------------------------------------
Intimate Fashion Co., Ltd                Union Underwear Company,       12/04/97     Master Turn-Key Apparel Agreement   New Union
C-65/1 Mayapuri, indl. Area, Phase II    Inc.
New Delhi-110064, India
------------------------------------------------------------------------------------------------------------------------------------
Javier Gutierrez Trevino                 Fruit of the Loom, Inc.        05/28/01     Trademark Settlement Agreement      New Union
------------------------------------------------------------------------------------------------------------------------------------
JD Edwards                               Union Underwear Company,       01/31/94     Software License Agreement          New Union
2907 Butterfield Rd                      Inc.
Oakbrook, IL 60521
------------------------------------------------------------------------------------------------------------------------------------
JD Edwards                               Union Underwear Company,       01/11/99     Addendum to Software License        New Union
2907 Butterfield Rd                      Inc.                                        Agreement
Oakbrook, IL 60521
------------------------------------------------------------------------------------------------------------------------------------
Joseph Kim                               Fruit of the Loom, Inc.        08/10/92     Trademark Settlement Agreement      New Union
Jackpott, Inc.
3505 N. Kimball Avenue
Chicago, IL 60618
------------------------------------------------------------------------------------------------------------------------------------
Joseph L. Lugar d/b/a Burlington         Fruit of the Loom, Inc.        08/30/91     Trademark Settlement Agreement      New Union
Products
c/o Jansson & Shupe, Ltd.
245 Main Street, Suite M
Racine, WI 53403
------------------------------------------------------------------------------------------------------------------------------------
Jubilee Foundation Garments              Union Underwear Company,       07/02/97     Master Turn-Key Apparel Agreement   New Union
Orhanli Koyu, 4 Pafta 505 Parsel         Inc.
81700 Tuzla
Istanbul, Turkey
------------------------------------------------------------------------------------------------------------------------------------
Judy-Philippine, Inc.                    Union Underwear Company,       01/21/94     Trademark Settlement Agreement      New Union
                                         Inc.
------------------------------------------------------------------------------------------------------------------------------------
Karims Textile Industry & Apparel        Union Underwear Company,       10/11/99     Master Turn-Key Apparel Agreement   New Union
S.A. de C.V.                             Inc.
Alemade Cad No. 130 Sile Yolu
81270 Uzeri
Istanbul, Turkey
------------------------------------------------------------------------------------------------------------------------------------
Karsaz Textile Industry (PVT) Ltd        Union Underwear Company,       09/23/97     Master Turn-Key Apparel Agreement   New Union
80 Mohamed Farid Street                  Inc.
Heliopolis
Cairo, Egypt
------------------------------------------------------------------------------------------------------------------------------------
Keith Evert Cahela                       Fruit of the Loom, Inc.        12/07/94     Trademark Settlement Agreement      New Union
1730 Clark Street, No. 4010
Chicago, Illinois 60614
------------------------------------------------------------------------------------------------------------------------------------
Kenneth M. Girouard                      Fruit of the Loom, Inc.        09/17/99     Trademark Settlement Agreement      New Union
207 North Park Drive
Greensboro, North Carolina 27401
------------------------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT "B"
                    CONTRACTS TO BE ASSUMED WITH NO CURE COST

------------------------------------------------------------------------------------------------------------------------------------
                                                                         START
COUNTERPARTY                                                              OF
AND ADDRESS                               FOL ENTITY                   CONTRACT              DESCRIPTION                 ASSIGNEE(3)
------------------------------------------------------------------------------------------------------------------------------------
Kentucky Division of Air Quality         Union Underwear Company,       2/20/01      Air Synthetic Minor Permit for      New Union
803 Schenkel Ln                          Inc.-                                       operation of a Coal-fired and
Frankfort, KY                            Jamestown                                   Standby No 6 Fuel Oil fired
40601-1403                                                                           Indirect Heat Exchanger
                                                                                     Permit No. V-00-030 (Title V)
------------------------------------------------------------------------------------------------------------------------------------
Kentucky Division of Water               Union Underwear Company,       10/01/97     Stormwater - KPDES General Permit   New Union
14 Reilly Road                           Inc.-                                       for Point Sources other facilities
Frankfort, KY 40601                      Jamestown                                   Permit No. KYR001555

And

Section Supervisor Inventory and Data
Management Section
KPDES Branch Kentucky Division of
Water, 14 Reilly Road, Frankfort
Office Park
Frankfort, KY  40601
------------------------------------------------------------------------------------------------------------------------------------
Kentucky Division of Water               Union Underwear Company,       10/01/97     Stormwater - KPDES General Permit   New Union
14 Reilly Road                           Inc.-                                       for Point Sources other facilities
Frankfort, KY 40601                      Bowling Green                               Permit No. KYR000927

And

Section Supervisor Inventory and Data
Management Section
KPDES6 Branch, Kentucky Division of
Water, 14 Reilly Road, Frankfort
Office Park
Frankfort, KY  40601
------------------------------------------------------------------------------------------------------------------------------------
Kimi Trading Co., LTD                    Union Underwear Company,       07/02/97     Master Turn-Key Apparel Agreement   New Union
3rd Fl 292-47 Singdang-Dong              Inc.
Ghoong-Ku
Seoul, Korea
------------------------------------------------------------------------------------------------------------------------------------
KK Modi d/b/a  M/S Modi International    Union Underwear Company,       12/04/97     Master Turn-Key Apparel Agreement   New Union
15/F J. Press Tower                      Inc.
100 Nang Linchi Road
Yannawa, Bangkok, Thailand 10120
------------------------------------------------------------------------------------------------------------------------------------
Kum Kyung Co., Ltd                       Union Underwear Company,       10/17/97     Master Turn-Key Apparel Agreement   New Union
Keum Jung Bldg                           Inc.
8-1 Chung Dam-Dong
Gang Nam-Gu
Seoul, Korea
------------------------------------------------------------------------------------------------------------------------------------
Kyu Sun-Yu and T-Plus                    Fruit of the Loom, Inc.         09/92       Trademark Settlement Agreement      New Union
Los Angeles, CA
------------------------------------------------------------------------------------------------------------------------------------
Laid Back Enterprises, Inc.              Fruit of the Loom, Inc.        04/06/93     Trademark Settlement Agreement      New Union
4020 Will Rogers Parkway, Suite 700
Oklahoma City, Oklahoma 73108
------------------------------------------------------------------------------------------------------------------------------------
Larry Meltzer                            Union Underwear Company,       02/18/99     Consulting Contract Buyout          New Union
850 Wilkinson Trace #238                 Inc.                                        Agreement
Bowling Green, KY 42103
------------------------------------------------------------------------------------------------------------------------------------
Life Insurance Co. of North America      Union Underwear Company,       08/01/99     Long-Term Disability Group          New Union
(CIGNA)                                  Inc.                                        Insurance Policy for salaried
1111 Market Street                       d/b/a Fruit of the Loom                     employees.
Chattanooga, TN 37402

And

1601 Chestnut Street
Philadelphia, PA 19192-2235
------------------------------------------------------------------------------------------------------------------------------------
Liggett Corporation                      Union Underwear Company,       10/28/99     Master Turn-Key Apparel Agreement   New Union
1200 Industrial Park Road                Inc.
South Fulton, TN 38257
------------------------------------------------------------------------------------------------------------------------------------
Lolita S.A. (Uruguay)                    Fruit of the Loom, Inc. (NY)   06/23/99     License Agreement
18 Av. de Julio 1817
Montevideo, Uruguay 11200
------------------------------------------------------------------------------------------------------------------------------------
Lucent Technologies, Inc.                Martin Mills, Inc. (for        06/22/00     Lucent Technology
P.O. Box 27-850                          Jeanerette)
Kansas City, MO 64180-0850
------------------------------------------------------------------------------------------------------------------------------------


----------
6    KPDES means Kentucky Pollutant Discharge Elimination System.

                                   EXHIBIT "B"
                    CONTRACTS TO BE ASSUMED WITH NO CURE COST

------------------------------------------------------------------------------------------------------------------------------------
                                                                         START
COUNTERPARTY                                                              OF
AND ADDRESS                               FOL ENTITY                   CONTRACT              DESCRIPTION                 ASSIGNEE(3)
------------------------------------------------------------------------------------------------------------------------------------
Marrani International Trading S.r.l.     Fruit of the Loom, Inc.         07/00       Trademark Settlement Agreement      New Union
Sarranza (SP)
Viale XXV Aprile 46, Italy               And

And                                      Fruit of the Loom, Italy
                                         S.r.l.
O.P.I. S.n.c. di Rosso Giovanni & Co.
Imperia, via Littardi
Italy
------------------------------------------------------------------------------------------------------------------------------------
Merck Medco RX Services of Texas         Union Underwear Company,       04/01/92     Self-Insured Prescription Drug      New Union
L.L.C.                                   Inc.                           original     Coverage - Retail and Mail Order
15001 Trinity Blvd, Suite 300                                           01/01/01
Fort Worth, TX 76155                                                    renewal

And

Merck-Medco Managed Care, L.L.C.
100 Parsons Pond Drive
Franklin Lakes, NJ 07417

And

PAID Prescriptions
399 Jefferson Road
Parsippany, NJ 07054
------------------------------------------------------------------------------------------------------------------------------------
MeterLink RT                             Rabun Apparel, Inc.            09/20/96     MeterLink RT System Lease Agreement
------------------------------------------------------------------------------------------------------------------------------------
Michael Cohen                            Fruit of the Loom, Inc.        01/14/95     Trademark Settlement Agreement      New Union
LOLITA S.A.
Uruguay
------------------------------------------------------------------------------------------------------------------------------------
Modern Vending                           Union Underwear Company,        Verbal      Service vending machines and        New Union
115 East University Drive                Inc.                                        provide food for employees at a
Somerset, KY 42503                                                                   reasonable cost.
------------------------------------------------------------------------------------------------------------------------------------
Montgomery Cotton                        Union Underwear Company,       12/08/98     Cotton Contract U-915E              New Union
P.O. Box 707                             Inc.
Opelika, AL 36801
------------------------------------------------------------------------------------------------------------------------------------
Mountain Federal Credit Union            Rabun Apparel, Inc.            05/15/98     Automated Teller Machine Agreement
Mr. J.S. Suh                             Fruit of the Loom, Inc.        04/26/95     Trademark Settlement Agreement      New Union
MIK International Co., Ltd.
------------------------------------------------------------------------------------------------------------------------------------
Nair Vikram d/b/a  M/S Paushak           Union Underwear Company,       12/04/97     Master Turn-Key Apparel Agreement   New Union
Off-Al Wahda Street, Industrial Area     Inc.
No. 4
P.O. Box 4813
Sharjah, U.A.E.
------------------------------------------------------------------------------------------------------------------------------------
Neil Thall Associates                    Union Underwear Company,       09/27/96     Product, Service and License        New Union
7 Piedmont Center, Suite 105             Inc.                                        Agreement
Atlanta, GA 30305
------------------------------------------------------------------------------------------------------------------------------------
New Generation Computing, Inc.           Union Underwear Company,       01/26/94     NGC Products & System Engineering   New Union
16401 NW 58th Avenue                     Inc.                                        Agreement
Miami Lakes, FL 33014
------------------------------------------------------------------------------------------------------------------------------------
New Generation Computing, Inc.           Union Underwear Company,       06/01/95     NGC Products & Systems Engineering  New Union
16401 NW 58th Avenue                     Inc.
Miami Lakes, FL 33014
------------------------------------------------------------------------------------------------------------------------------------
New Generation Computing, Inc.           Union Underwear Company,       06/01/95     NGC Products & Systems Engineering  New Union
16401 NW 58th Avenue                     Inc.                                        Agreement
Miami Lakes, FL 33014
------------------------------------------------------------------------------------------------------------------------------------
New Generation Computing, Inc.           Union Underwear Company,       11/15/95     Annual Software Support Agreement   New Union
16401 NW 58th Avenue                     Inc.
Miami Lakes, FL 33014
------------------------------------------------------------------------------------------------------------------------------------
New Generation Computing, Inc.           Union Underwear Company,       11/18/96     Agreement for NGC Systems           New Union
16401 NW 58th Avenue                     Inc.                                        Engineering
Miami Lakes, FL 33014
------------------------------------------------------------------------------------------------------------------------------------
New World Sales, Inc.                    Fruit of the Loom, Inc.        05/08/96     Trademark Settlement Agreement      New Union
207 Union Street
Hackensack, NJ 07601-4225

And

S&E Printing, Inc.
1605 Fourth Avenue
Charleston, West Virginia 25312-2413
------------------------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT "B"
                    CONTRACTS TO BE ASSUMED WITH NO CURE COST

------------------------------------------------------------------------------------------------------------------------------------
                                                                         START
COUNTERPARTY                                                              OF
AND ADDRESS                               FOL ENTITY                   CONTRACT              DESCRIPTION                 ASSIGNEE(3)
------------------------------------------------------------------------------------------------------------------------------------
NHL Enterprises B.V.                     Union Underwear Company,       09/17/94     Trademark Settlement Agreement       New Union
Polakweg 14                              Inc.
2288 Rijswijk, Netherlands

And

Dallas Stars Hockey Club, Inc.
901 Main Street, Suite 2301
Dallas, Texas 75202
------------------------------------------------------------------------------------------------------------------------------------
Nick Gerami and Bijoux Germain Apparel   Fruit of the Loom, Inc.         10/92       Trademark Settlement Agreement       New Union
------------------------------------------------------------------------------------------------------------------------------------
Noah Enterprises, LTD                    Union Underwear Company,       07/07/97     Master Turn-Key Apparel Agreement    New Union
520 8th Avenue 22nd Floor                Inc.
New York, NY 10018
------------------------------------------------------------------------------------------------------------------------------------
Norben Products, Inc.                    Union Underwear Company,       01/01/94     Trademark Settlement Agreement       New Union
Montreal, Quebec                         Inc.
Canada
------------------------------------------------------------------------------------------------------------------------------------
Novi Widjaja Kusnadi Untang              Union Underwear Company,       07/25/97     Master Turn-Key Apparel Agreement    New Union
Kapuk Peternakan III, No. 55 Mn          Inc.
Jakarta, Indonesia
------------------------------------------------------------------------------------------------------------------------------------
Omega Cotton                             Union Underwear Company,       12/08/98     Cotton Contract U-903E               New Union
P.O. Box 97                              Inc.
Omega, GA 31775
------------------------------------------------------------------------------------------------------------------------------------
Oriian Cakaloz                           Union Underwear Company,       07/14/97     Master Turn-Key Apparel Agreement    New Union
Universite Cad 374, Sok No. 8            Inc.
Bornova/Izmir, Turkey
------------------------------------------------------------------------------------------------------------------------------------
Parish of St. Martin, LA                 Martin Mills, Inc.             09/18/69     Real Estate Lease (Under              Estate
St. Martin Police Jury, PO Box 9                                                     Industrial Revenue Bond)
St. Martinville, LA 70582
------------------------------------------------------------------------------------------------------------------------------------
Paul Reinhart, Inc.                      Union Underwear Company,       12/08/98     Cotton Contract U-899E               New Union
P.O. Box 850538                          Inc.
Richardson, TX 75085-0538
------------------------------------------------------------------------------------------------------------------------------------
Paxar Corporation                        Union Underwear Company,       03/16/98     Lease for limited office space for   New Union
105 Corporate Park Drive                 Inc.                                        vendor's sales representative
White Plains, NY 10604
------------------------------------------------------------------------------------------------------------------------------------
PCA Apparel Industries, Inc.             Fruit of the Loom, Inc.        11/23/94     Trademark Settlement Agreement       New Union
16 East 34th Street
New York, NY 10016
------------------------------------------------------------------------------------------------------------------------------------
Peru Fashions SA                         Union Underwear Company,       11/04/97     Master Turn-Key Apparel Agreement    New Union
DV. San Andreas 6129                     Inc.
Lima 39, Peru
------------------------------------------------------------------------------------------------------------------------------------
PHH Vehicle Management Services          Union Underwear Company,       03/04/96     Motor Vehicle Operating Lease        New Union
307 International Circle                 Inc.                                        Agreement
Hunt Valley, MD 21030-1337
------------------------------------------------------------------------------------------------------------------------------------
Pitney Bowes                             Fruit of the Loom, Texas,      08/30/98     Postage machine lease # 9499039
P.O. Box 85460                           Inc.
Louisville, KY 40285
------------------------------------------------------------------------------------------------------------------------------------
Pitney Bowes                             Leesburg Yarn Mills, Inc.      11/24/98     Postage machine lease # 6279491-003
700 Cahaba Valley Circle
Pelham, AL 35124
------------------------------------------------------------------------------------------------------------------------------------
Pitney Bowes                             Rabun Apparel, Inc.            12/30/96     Postage machine lease
P.O. Box 5151
Shelton, CT 06484-7151
------------------------------------------------------------------------------------------------------------------------------------
Pride Knit, LTD                          Union Underwear Company,       01/13/98     Master Turn-Key Apparel Agreement    New Union
National Scout Bhaban (6th Floor)        Inc.
70/1 Inner Circular Road
Kakrail, Dhaka-1000, Bangladesh
------------------------------------------------------------------------------------------------------------------------------------
Profund Systems, Inc.                    Union Underwear Company,       12/01/99     License Agreement for the Pension    New Union
475 Half Day Road, Suite 240             Inc. d/b/a Fruit of the Loom   original     Administrator
Lincolnshire, IL 60069                                                  09/21/00
------------------------------------------------------------------------------------------------------------------------------------
Provident Life and Accident              Union Underwear Company,                    Insurance Policy - fully funded      New Union
Insurance Co.                            Inc.                                        by  employee - election for extra
P.O. Box 180139                                                                      life insurance
Chattanooga, TN 37401-7139
------------------------------------------------------------------------------------------------------------------------------------
Prudential Insurance Company of          Fruit of the Loom, Inc.        02/01/94     Life Insurance Insured Benefits      New Union
America
P.O. Box 950
Horsham, PA 19044-0950
------------------------------------------------------------------------------------------------------------------------------------
Quick Response Systems                   Union Underwear Company,       09/27/94     Quick Response Systems               New Union
1400 Marina way South                    Inc.
Richmond, CA 94804
------------------------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT "B"
                    CONTRACTS TO BE ASSUMED WITH NO CURE COST

------------------------------------------------------------------------------------------------------------------------------------
                                                                         START
COUNTERPARTY                                                              OF
AND ADDRESS                               FOL ENTITY                   CONTRACT              DESCRIPTION                 ASSIGNEE(3)
------------------------------------------------------------------------------------------------------------------------------------
Quiros International Holdings Inc.       Fruit of the Loom, Inc.        10/27/99     Loan Agreement                        Estate
Attn:  Bill Quiros
626 W. Wrightwood Ave.  No. 3E
Chicago, IL 60605
------------------------------------------------------------------------------------------------------------------------------------
Radar Business Systems, Inc.             Union Underwear Company,       04/09/98     Provide limited office space for     New Union
d/b/a Kelley Business Systems            Inc.                                        sales representative for vendor
240 Great Circle Road, Suite 300
Nashville, TN 37228
------------------------------------------------------------------------------------------------------------------------------------
Rags 2 Riches Fashions, Ltd. a.k.a.      Fruit of the Loom, Inc.        07/19/95     Trademark Settlement Agreement       New Union
The Alley
858 West Belmont
Chicago, Illinois 60657-4402
------------------------------------------------------------------------------------------------------------------------------------
Regent Global Sourcing, Inc.             Union Underwear Company,       07/21/97     Master Turn-Key Apparel Agreement    New Union
440 W. Colorado Street, Suite 216        Inc.
Glendale, CA 91204
------------------------------------------------------------------------------------------------------------------------------------
Renfro FL, Inc.                          Union Underwear Company,       11/15/96     License Agreement                    New Union
661 Linville Road, P.O. Box 908          Inc.
Mount Airy,  NC 27030
------------------------------------------------------------------------------------------------------------------------------------
Roberto Sanchez Garcia                   Fruit of the Loom, Inc.        11/16/01     Trademark Settlement Agreement       New Union
------------------------------------------------------------------------------------------------------------------------------------
Rolex Garment Factory L.L.C.             Union Underwear Company,       07/06/98     Master Turn-Key Apparel Agreement    New Union
Mafatlal Industries Ltd. Premises        Inc.
Asarwa Road
Ahmedabad-380 016
Gujarat, India
------------------------------------------------------------------------------------------------------------------------------------
Ruben Dario Acosta Prada                 BVD Licensing Corporation      09/28/95     Trademark Settlement Agreement       New Union
GANITEX Ltda.
------------------------------------------------------------------------------------------------------------------------------------
Sae Han Textile Co., Ltd.                Union Underwear Company,       10/17/97     Master Turn-Key Apparel Agreement    New Union
93 Howon-dong                            Inc.
Euijuingbu City
Kyunggi-do, Korea
------------------------------------------------------------------------------------------------------------------------------------
Sakthivel A Selvi Tex                    Union Underwear Company,       08/12/97     Master Turn-Key Apparel Agreement    New Union
No. 123, Avenida Almirante Lacerda       Inc.
Hip Wa Industrial Bldg.; 9th-11th
Floors
Macau
------------------------------------------------------------------------------------------------------------------------------------
SAS Institute, Inc.                      Union Underwear Company,       04/15/82     Oracle Supplement Number 6 OS/SAS    New Union
SAS Campus Drive                         Inc.                                        Connect - NT SAS Products
Carry, NC 27513
------------------------------------------------------------------------------------------------------------------------------------
SAS Institute, Inc.                      Union Underwear Company,       04/15/91     Software used to assist in           New Union
SAS Campus Dr                            Inc.                                        financial budgeting and forecasting
Carry, NC 27513
------------------------------------------------------------------------------------------------------------------------------------
SAS Institute, Inc.                      Union Underwear Company,       04/23/91     Program Products License Agreement   New Union
SAS Campus Drive                         Inc.
Carry, NC 27513
------------------------------------------------------------------------------------------------------------------------------------
Savannah River Cotton Company            Union Underwear Company,       02/11/99     Cotton Contract U-972E               New Union
542 Liberty Street                       Inc.
Waynesboro, GA 30830
------------------------------------------------------------------------------------------------------------------------------------
Scientific Pest Control                  Fayette Cotton Mill, Inc.      05/29/90     Proposal & Service Agreement
1814 Greensboro Avenue
Tuscaloosa, AL 35401
------------------------------------------------------------------------------------------------------------------------------------
Screenworks, Inc.                        Union Underwear Company,       06/23/93     Trademark Settlement Agreement       New Union
Sandy, Utah                              Inc.
------------------------------------------------------------------------------------------------------------------------------------
Sears Canada Inc.                        Fruit of the Loom, Inc.                     Trademark Settlement Agreement       New Union
222 Jarvis Street
Toronto, Ontario
M5B 2B8, Canada
------------------------------------------------------------------------------------------------------------------------------------
Sharpe Nutritionals Inc.                 Fruit of the Loom, Inc.        09/07/88     Trademark Settlement Agreement       New Union
10 Hub Drive
Melville, NY 11747
------------------------------------------------------------------------------------------------------------------------------------
Shofner Pest Control                     Union Underwear Company,        Verbal      Pest Control; P.O. Basis             New Union
P.O. Box 44                              Inc.
Summersville, KY 42782
------------------------------------------------------------------------------------------------------------------------------------
Silvia Apparel Ltd                       Union Underwear Company,       07/07/98     Master Turn-Key Apparel Agreement    New Union
Plot #21-1, 21-2, 21-3 Sector 22         Inc.
Korangi Industrial Area
Karachi, Sindh, Pakistan
------------------------------------------------------------------------------------------------------------------------------------
Sino Qualitex, Inc                       Union Underwear Company,       06/14/99     Master Turn-Key Apparel Agreement    New Union
ABC House (4th Floor)                    Inc.
Bangladesh
------------------------------------------------------------------------------------------------------------------------------------
SKL Trading Ltd                          Union Underwear Company,       11/17/98     Master Turn-Key Apparel Agreement    New Union
E-53 SITE, Manghopir Road                Inc.
Karachi-75700, Pakistan
------------------------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT "B"
                    CONTRACTS TO BE ASSUMED WITH NO CURE COST

------------------------------------------------------------------------------------------------------------------------------------
                                                                         START
COUNTERPARTY                                                              OF
AND ADDRESS                               FOL ENTITY                   CONTRACT              DESCRIPTION                 ASSIGNEE(3)
------------------------------------------------------------------------------------------------------------------------------------
Slappey Telephone                        Fayette Cotton Mill, Inc.      03/04/98     Continuous Maintenance Guarantee
3296 Cahaba Heights Road
Birmingham, AL 35243
------------------------------------------------------------------------------------------------------------------------------------
Smith-Douglas of Kentucky, Inc.          Union Underwear Company,       01/00/91     Contract for supply of propane        New Union
Morgantown Road                          Inc.                                        (non exclusive contract) and
Russellville, KY 42276                                                               provision of storage equipment and
                                                                                     maintenance service (at no charge)
------------------------------------------------------------------------------------------------------------------------------------
SouthTrust Bank                          Union Underwear Company,       05/01/90     Bond Guaranty Agreement               New Union
Corporate Trust Department               Inc.
110 Office Park Drive, 2nd Floor
Birmingham, AL  35223
Attn: Judith Miller
------------------------------------------------------------------------------------------------------------------------------------
Spencer Gifts                            Fruit of the Loom, Inc.        06/27/96     Trademark Settlement Agreement        New Union
6826 Black Horse Pike
Egg Harbor Township, NJ 08234-4132
------------------------------------------------------------------------------------------------------------------------------------
SSTS America Corp                        Union Underwear Company,       08/21/97     Master Turn-Key Apparel Agreement     New Union
10 B.C Writers Chambers                  Inc.
Mumtax Hasan Road, Karachi, Pakistan
------------------------------------------------------------------------------------------------------------------------------------
St. Eve International Inc.               Fruit of the Loom, Inc.        01/19/95     Trademark Settlement Agreement        New Union
180 Madison Avenue
New York, NY 10016
------------------------------------------------------------------------------------------------------------------------------------
Staplcotn                                Union Underwear Company,       01/07/99     Cotton Contract U-948E                New Union
P.O. Box 547                             Inc.
Greenwood, MS 30568
------------------------------------------------------------------------------------------------------------------------------------
Staplcotn                                Union Underwear Company,       04/01/99     Cotton Contract U-012E                New Union
P.O. Box 547                             Inc.
Greenwood, MS 30568
------------------------------------------------------------------------------------------------------------------------------------
Staplcotn                                Union Underwear Company,       08/23/99     Cotton Contract U-018E                New Union
P.O. Box 547                             Inc.
Greenwood, MS 30568
------------------------------------------------------------------------------------------------------------------------------------
Staplcotn                                Union Underwear Company,       08/23/99     Cotton Contract U-019E                New Union
P.O. Box 547                             Inc.
Greenwood, MS 30568
------------------------------------------------------------------------------------------------------------------------------------
Staplcotn                                Union Underwear Company,       08/23/99     Cotton Contract U-020E                New Union
P.O. Box 547                             Inc.
Greenwood, MS 30568
------------------------------------------------------------------------------------------------------------------------------------
Staplcotn                                Union Underwear Company,       08/23/99     Cotton Contract U-021E                New Union
P.O. Box 547                             Inc.
Greenwood, MS 30568
------------------------------------------------------------------------------------------------------------------------------------
Steinmetz Bros. Inc.                     Fruit of the Loom, Inc.        05/17/93     Trademark Settlement Agreement        New Union
New York, NY
------------------------------------------------------------------------------------------------------------------------------------
Stile Software, Inc.                     Union Underwear Company,       01/24/96     Outbound Software License Agreement   New Union
480 Green St.                            Inc.
San Francisco, CA 94133
------------------------------------------------------------------------------------------------------------------------------------
Strategic Partners, Inc.                 Fruit of the Loom, Inc.        03/08/00     Trademark Settlement Agreement        New Union
13576 Desmond Street
Pacolma, CA 91331
------------------------------------------------------------------------------------------------------------------------------------
Sunanda Industries                       Union Underwear Company,       09/03/98     Master Turn-Key Apparel Agreement     New Union
P.O. Box 4013                            Inc.
New Industrial Area
Ajman, U.A.E.
------------------------------------------------------------------------------------------------------------------------------------
Synergism Co., Inc.                      Union Underwear Company,       06/21/93     Trademark Settlement Agreement        New Union
8007 Vinecrest Avenue, No. 6             Inc.
Louisville, KY 40222
------------------------------------------------------------------------------------------------------------------------------------
Takaishi Co., Ltd.                       Fruit of the Loom, Inc. (NY)   11/10/99     License Agreement
31-2, 4-Chome Higashinippori,
Arakawa-ku
Tokyo, Japan 00116-8532
------------------------------------------------------------------------------------------------------------------------------------
Tarlok Chand Narinder Singh              Union Underwear Company,       01/13/98     Master Turn-Key Apparel Agreement     New Union
#3 Community Centre                      Inc.
Saket, New Delhi, India
------------------------------------------------------------------------------------------------------------------------------------
Tefron Ltd.                              Union Underwear Company,                    Master Turn-Key Apparel Agreement     New Union
P.O. Box 410                             Inc.
Ajman, U.A.E.
------------------------------------------------------------------------------------------------------------------------------------
Texport Fashions                         Union Underwear Company,       01/23/98     Master Turn-Key Apparel Agreement     New Union
Free Zone Industrial Area                Inc.
Ahmed Bin Rashid Port
P.O. Box 1087 Umm
Al Quwain, U.A.E.
------------------------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT "B"
                    CONTRACTS TO BE ASSUMED WITH NO CURE COST

------------------------------------------------------------------------------------------------------------------------------------
                                                                         START
COUNTERPARTY                                                              OF
AND ADDRESS                               FOL ENTITY                   CONTRACT              DESCRIPTION                 ASSIGNEE(3)
------------------------------------------------------------------------------------------------------------------------------------
Textile Imports, Inc                     Union Underwear Company,       08/19/97     Master Turn-Key Apparel Agreement     New Union
P.O. Box 287                             Inc.
Garden City, AL 35070-0287
------------------------------------------------------------------------------------------------------------------------------------
Thai J Press Co., LTD                    Union Underwear Company,       06/25/98     Master Turn-Key Apparel Agreement     New Union
45 Soi Charoennakorn                     Inc.
13 Charoennakorn Road
Bangkok, 10600, Thailand
------------------------------------------------------------------------------------------------------------------------------------
Thai Onono Public Co., Ltd               Union Underwear Company,       12/04/97     Master Turn-Key Apparel Agreement     New Union
Unit 4, 11/F, Winful Centre              Inc.
30 Shing Yip Street
Kwun Tong, Kowloon, Hong Kong
------------------------------------------------------------------------------------------------------------------------------------
Timothy J. Provencher and John C.        BVD Licensing Corp.            12/17/93     Trademark Settlement Agreement        New Union
Bandy
1346 Feather Avenue
Thousand Oaks, CA 91360
------------------------------------------------------------------------------------------------------------------------------------
Tivoli Systems Inc.                      Union Underwear Company,       05/31/99     Program Management Software           New Union
9449 Priority Way W Drive                Inc.                                        Support Contract
Indianapolis, IN 46240
------------------------------------------------------------------------------------------------------------------------------------
TOLEX Grundstucks-Verwaltungs            Fruit of the Loom, Inc.          1993       Agreement of Exemption, under which   New FOL
Gesellschaft mbH & Co. KG                                                            Fruit of the Loom, Inc., makes
Toelzer Strasse 15                                                                   certain guarantees and indemnities
82031 Grunwald                                                                       in favor of TOLEX
Postfach 11 41
82025 Grunwald
Germany
------------------------------------------------------------------------------------------------------------------------------------
TOLEX Grundstucks-Verwaltungs            Fruit of the Loom, Inc.         7/1/94      Agreement by which Fruit of the       New FOL
Gesellschaft mbH & Co. KG                (Del.)                                      Loom, Inc., guarantees obligations
Toelzer Strasse 15                       as Guarantor                                of FOL International GmbH under
82031 Grunwald                                                                       Tenancy Agreement for land and
Postfach 11 41                                                                       improvements in Kaiserslautern,
82025 Grunwald                                                                       Germany
Germany
------------------------------------------------------------------------------------------------------------------------------------
Tombolini s.r.l.                         Fruit of the Loom, Inc.        06/12/98     Trademark Settlement Agreement        New Union
Via del Lavoro
63018 Porto S. Elpidio, Italy
------------------------------------------------------------------------------------------------------------------------------------
Town of Jeanerette, LA                   Martin Mills, Inc.               1993       Real Estate Lease (Distribution
Attn: Mayor, City Hall                                                               Center)
Jeanerette, LA 70544
------------------------------------------------------------------------------------------------------------------------------------
Town of Jeanerette, LA                   Martin Mills, Inc.             12/10/73     Real Estate Lease (Under
Attn: Mayor, City Hall                                                (as amended    Industrial Revenue Bond)
Jeanerette, LA 70544                                                  on 03/31/01
                                                                          and
                                                                       04/08/02)
------------------------------------------------------------------------------------------------------------------------------------
Toyo Cotton Company                      Union Underwear Company,       12/08/98     Cotton Contract U-911E                New Union
P.O. Box 740008                          Inc.
Dallas, TX 75374-0008
------------------------------------------------------------------------------------------------------------------------------------
Toyoshima USA                            Union Underwear Company,       12/08/98     Cotton Contract U-907E                New Union
110 Timber Creek Drive, Suite #3         Inc.
Memphis, TN 38018-4234
------------------------------------------------------------------------------------------------------------------------------------
Travelers Indemnity Company              Fruit of the Loom, Inc.          1999       Agreement - Insurance Policy          New Union
c/o Marsh USA, Inc.                                                                  Review for Workers Compensation
500 W. Monroe, Floor 24                                                              Insurance
Chicago, IL 60661-3630
------------------------------------------------------------------------------------------------------------------------------------
Travelers Insurance Property Casualty    Fruit of the Loom, Inc.                     Workers Compensation Agreements       New Union
c/o Marsh USA, Inc.
500 W. Monroe St.
Chicago, IL 60661-3630
------------------------------------------------------------------------------------------------------------------------------------
Union Underwear Company, Inc.            Fruit of the Loom              01/01/95     Management Services Agreement         New Union
One Fruit of the Loom Drive              Caribbean, Inc.
Bowling Green, KY 42102
------------------------------------------------------------------------------------------------------------------------------------
Union Underwear Company, Inc.            Fruit of the Loom Texas,       01/01/90     Management Services Agreement         New Union
One Fruit of the Loom Drive              Inc.
Bowling Green, KY 42103
------------------------------------------------------------------------------------------------------------------------------------
Union Underwear Company, Inc.            Fruit of the Loom Texas,       01/01/90     License Agreement                     New Union
One Fruit of the Loom Drive              Inc.
Bowling Green, KY 42103
------------------------------------------------------------------------------------------------------------------------------------
Union Underwear Company, Inc.            Fruit of the Loom Texas,       01/01/90     Inter-Company Loan Agreement          New Union
One Fruit of the Loom Drive              Inc.
Bowling Green, KY 42103
------------------------------------------------------------------------------------------------------------------------------------
Union Underwear Company, Inc.            Fruit of the Loom, Inc.        01/01/47     License for FOL trademark for         New Union
One Fruit of the Loom Drive              (NY)                                        men's and boy's underwear, etc.
Bowling Green, KY  42102-9015
------------------------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT "B"
                    CONTRACTS TO BE ASSUMED WITH NO CURE COST

------------------------------------------------------------------------------------------------------------------------------------
                                                                         START
COUNTERPARTY                                                              OF
AND ADDRESS                               FOL ENTITY                   CONTRACT              DESCRIPTION                 ASSIGNEE(3)
------------------------------------------------------------------------------------------------------------------------------------
Union Underwear Company, Inc.            Fruit of the Loom, Inc.        04/01/64     License for FOL trademark for         New Union
One Fruit of the Loom Drive              (NY)                                        men's and boy's shirts
Bowling Green, KY  42102-9015
------------------------------------------------------------------------------------------------------------------------------------
Union Underwear Company, Inc.            Fruit of the Loom, Inc. (NY)   04/27/84     License for FOL trademark for         New Union
One Fruit of the Loom Drive                                                          ladies and girls underwear
Bowling Green, KY  42102-9015
------------------------------------------------------------------------------------------------------------------------------------
Union Underwear Company, Inc.            The B.V.D. Licensing Corp.     09/20/76     License to use BVD trademarks         New Union
One Fruit of the Loom Drive
Bowling Green, KY  42102-9015
------------------------------------------------------------------------------------------------------------------------------------
UNUM Life Insurance                      Direct employee contract       01/01/99     Executive Supplemental LTD.  The
211 Congress Street                                                                  employees covered under these
Portland, ME 04122                                                                   policies are grandfathered under
                                                                                     UNUM
And

UNUM Provident
1 Fountain Square
Chattanooga, TN 37402
------------------------------------------------------------------------------------------------------------------------------------
UNUM Life Insurance                      Farley Industries - Fruit      01/01/96     Insured disability mandated for       New Union
211 Congress Street                      of the Loom                     for NJ      New Jersey and New York employees
Portland, ME 04122
                                                                        09/01/96
And                                                                      for NY

UNUM Provident
1 Fountain Square
Chattanooga, TN 37402
------------------------------------------------------------------------------------------------------------------------------------
UNUM Life Insurance                      Fruit of the Loom, Inc.        08/01/95     No longer in effect                   New Union
211 Congress Street                                                                  Salaried LTF insured benefits
Portland, ME 04122

And

UNUM Provident
1 Fountain Square
Chattanooga, TN 37402
------------------------------------------------------------------------------------------------------------------------------------
UNUM Life Insurance                      Fruit of the Loom, Inc.        02/01/96     Life Insurance Policy - a policy      New Union
211 Congress Street                                                                  paid for by employee contributions
Portland, ME 04122                                                                   at no cost to FOL

And

UNUM Provident
1 Fountain Square
Chattanooga, TN  37402
------------------------------------------------------------------------------------------------------------------------------------
UNUM Life Insurance                      Union Underwear Company,                    Self-Insured LTD for salaried -       New Union
211 Congress Street                      Inc.                                        Closed to new participants - 11
Portland, ME 04122                                                                   current recipients

And

UNUM Provident
1 Fountain Square
Chattanooga, TN 37402
------------------------------------------------------------------------------------------------------------------------------------
UNUM Life Insurance                      Union Underwear Company,       01/01/99     Insured STD/LTD for hour employees    New Union
211 Congress Street                      Inc. (Fruit of the Loom)
Portland, ME 04122

And

UNUM Provident
1 Fountain Square
Chattanooga, TN 37402
------------------------------------------------------------------------------------------------------------------------------------
Vanguard Integrity Professionals         Union Underwear Company,       12/20/95     Mainframe Security Administration     New Union
Slot A-94, PO Box 66973                  Inc.                                        Software
Chicago, IL 60666-0973
------------------------------------------------------------------------------------------------------------------------------------
Vend Food Services                       Rabun Apparel, Inc.            01/01/97     Vending Machine Service Agreement
P.O. Box 1605
Athens, GA 30603
------------------------------------------------------------------------------------------------------------------------------------
Virginia J. Cullins                      Fruit of the Loom, Inc.        07/26/95     Trademark Settlement Agreement        New Union
San Francisco, CA
------------------------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT "B"
                    CONTRACTS TO BE ASSUMED WITH NO CURE COST

------------------------------------------------------------------------------------------------------------------------------------
                                                                         START
COUNTERPARTY                                                              OF
AND ADDRESS                               FOL ENTITY                   CONTRACT              DESCRIPTION                 ASSIGNEE(3)
------------------------------------------------------------------------------------------------------------------------------------
Vision International (PVT) LTD           Union Underwear Company,       04/16/98     Master Turn-Key Apparel Agreement     New Union
Los Negocios 381                         Inc.
Lima-34, Peru
------------------------------------------------------------------------------------------------------------------------------------
Voraporn Garment Co., Ltd                Union Underwear Company,       02/11/99     Master Turn-Key Apparel Agreement     New Union
Calle Estrada Mathney, No 191            Inc.
Santa Anita
Lima, Peru
------------------------------------------------------------------------------------------------------------------------------------
Wai-Ching Ng                             BVD Licensing Corporation      01/11/00     Trademark Settlement Agreement        New Union
376 Broadway, Apartment #8E
New York, NY 10013
------------------------------------------------------------------------------------------------------------------------------------
Waste Management                         Martin Mills, Inc. (for        06/22/93     Waste Disposal Service Agreement
111 Winfred Road                         Jeanerette)
Lafayette, LA 70506
------------------------------------------------------------------------------------------------------------------------------------
Wertex Hosiery, Inc                      Fruit of the Loom, Inc. (NY)   11/20/97     License Agreement
1191 Bathurst Street
Toronto Ontario, Canada, M5R 3H4
------------------------------------------------------------------------------------------------------------------------------------
Wright's Knitware Corp                   Fruit of the Loom, Inc. (NY)   10/02/97     Fruit of the Loom License
10 East 34th Street                                                                  Agreement US (thermal underwear,
New York, NY 10016                                                                   Union suits)
------------------------------------------------------------------------------------------------------------------------------------
Y&R Productions, Ltd.                    Fruit of the Loom, Inc.        02/14/02     Trademark Settlement Agreement        New Union
1209 Horseshoe Drive
Sugar Land, TX 77478
------------------------------------------------------------------------------------------------------------------------------------
Yogu*Frut Corporation                    Fruit of the Loom, Inc.                     Trademark Settlement Agreement        New Union
5143 East Speedway
Tucson, Arizona 85745
------------------------------------------------------------------------------------------------------------------------------------
Yonka Ozkan                              Union Underwear Company,       07/16/97     Master Turn-Key Apparel Agreement     New Union
1506/2 Sok No. 12                        Inc.
Bayrakli/Izmir, Turkey
------------------------------------------------------------------------------------------------------------------------------------
Zodervan Corporation                     Fruit of the Loom, Inc.        09/20/99     Trademark Settlement Agreement        New Union
5300 Patterson Avenue, SE
Grand Rapids, Michigan 49530
------------------------------------------------------------------------------------------------------------------------------------
Zodiac d.o.o.                            Fruit of the Loom, Inc.        11/16/95     Trademark Settlement Agreement        New Union
Grosuplje, Kolodvorska 2
Slovenia
------------------------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT "C"
           MONEY MANAGER AGREEMENTS TO BE ASSUMED WITH NO CURE AMOUNT

---------------------------------------------------------------------------------------------------------------------------------
                                                    STANDBY LETTERS OF CREDIT
---------------------------------------------------------------------------------------------------------------------------------
I.       BENEFICIARY/         II.     EFFECTIVE          III.     DEBTOR                  IV.      L/C BANK AND
         ASSIGNEE                     DATE                                                         ADDRESS
---------------------------------------------------------------------------------------------------------------------------------
Fruit of the Loom, Inc.       Original Date of Issue     Probest T-Shirts                 Foster Bank
                              Feb. 15, 1994              5046 N. Lincoln Ave.             5225 North Kedzie Avenue
                                                         Chicago, IL  60625               Chicago, IL 60625
V.       Assign to            Amended: August 30, 2001
         New Union                                                                        L/C No.:  FOSST: 94-0215-31
                              Exp: Feb. 15, 2003
---------------------------------------------------------------------------------------------------------------------------------
Fruit of the Loom             April 12, 2001             Beach Mart, Inc.                 East Carolina Bank
                                                         PO Box 120                       P. O. Box 399
                              Exp: April 12, 2002        Kitty Hawk, NC  27949            2721 S. Croatian Highway
VI.      Assign to                                                                        Nags Head, NC 27959
         New Union                                                                        LC No.: 32392868
---------------------------------------------------------------------------------------------------------------------------------
Fruit of the Loom             April 20, 1998             Elis Sportswear, Inc.            Branch Banking & Trust of South
                                                         1605 S. Kings Hwy.               Carolina
                              Exp: June 15, 2002         Myrtle Beach, SC  29577          (BB&T)
VII.     Assign to                                                                        601 21st Avenue North
         New Union                                                                        Myrtle Beach, SC 29577

                                                                                          LC No. 7380023916-00002
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                             VIII. SECURITY AGREEMENTS ON INVENTORY & ACCOUNTS RECEIVABLE
---------------------------------------------------------------------------------------------------------------------------------
IX.      SECURED PARTY                X.    EFFECTIVE             XI.      DEBTOR
                                            DATE
---------------------------------------------------------------------------------------------------------------------------------
Union Underwear Co. Inc. d/b/a        October 8, 1999             Amtex Imports/American National Bank and Trust Company of
Fruit of the Loom                                                 Chicago            (Intercreditor Agreement)
                                                                  120 S. LaSalle Street
Assign to New Union                                               Chicago, IL  60603
                                                                  Attn:  Stephen Green
---------------------------------------------------------------------------------------------------------------------------------
Union Underwear Co., Inc. d/b/a       February 8, 1997            Cotton Connection, Inc.
Fruit of the Loom                                                 4735 North Ravenswood Avenue
                                                                  Chicago, IL  60640
Assign to New Union                                               Attn:  Abdul Maniya
---------------------------------------------------------------------------------------------------------------------------------
Union Underwear Co., Inc. d/b/a       April 26, 1989              Continental Sportswear, Inc.
Fruit of the Loom                                                 135 W. 27th St.
                                                                  New York, NY  10001
Assign to New Union
---------------------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT "C"
           MONEY MANAGER AGREEMENTS TO BE ASSUMED WITH NO CURE AMOUNT

---------------------------------------------------------------------------------------------------------------------------------
                             VIII. SECURITY AGREEMENTS ON INVENTORY & ACCOUNTS RECEIVABLE
---------------------------------------------------------------------------------------------------------------------------------
Union Underwear Co., Inc. d/b/a       November, 1990              Central Mills, Inc.
Fruit of the Loom                                                 51 Sawmill Pond Road
                                                                  Edison, NJ  08817
Assign to New Union
---------------------------------------------------------------------------------------------------------------------------------
Union Underwear Co., Inc. d/b/a       July 6, 1988                Houston Blank T-Shirt Warehouse, Inc.
Fruit of the Loom                                                 2170 Taylor
                                                                  Houston, TX  77007
Assign to New Union
---------------------------------------------------------------------------------------------------------------------------------
Union Underwear Co., Inc. d/b/a       December, 1990              North Warehouse, Inc.
Fruit of the Loom                                                 6181 Taylor Drive
                                                                  Flint, MI   48507
Assign to New Union
---------------------------------------------------------------------------------------------------------------------------------
Union Underwear Co., Inc. d/b/a       June 18, 1990               T-Shirts & More, Inc. f/k/a TSM Acquisition, Inc.
Fruit of the Loom                                                 7667 National Turnpike
                                                                  Louisville, KY  40214
Assign to New Union
---------------------------------------------------------------------------------------------------------------------------------
Union Underwear Co., Inc. d/b/a       May 14, 1985                Wasatch Import Company
Fruit of the Loom                                                 11000 Wright Road

Assign to New Union                                                             A.       Lynnwood, CA  90262
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                             XII. CORPORATE GUARANTY
---------------------------------------------------------------------------------------------------------------------------------
XIII.    BENEFICIARY/ASSIGNEE         XIV.     EFFECTIVE        XV.      DEBTOR/GUARANTOR
                                               DATE
---------------------------------------------------------------------------------------------------------------------------------
Union Underwear Co., Inc. d/b/a       September 14, 1992        Trevco, Inc.                                (Debtor)
Fruit of the Loom

Assign to New Union                                                      A.       1950 Stephensen Highway
                                                                Troy, MI  48083

                                                                Melody Food, Inc.                           (Guarantor)
                                                                30777 Northwester Highway Suite 300
                                                                Farmington Hills, MI  48334
---------------------------------------------------------------------------------------------------------------------------------
Union Underwear Co., Inc. d/b/a       February 23, 1998         SunSations of Panama City Beach, Inc.       (Debtor)
Fruit of the Loom                                               12400 Front Beach Road
                                                                Panama City, FL  32407
Assign to New Union

                                                                SunSations of Panama City Beach, Inc.       (Debtor)
                                                                11808 Front Beach Road
                                                                Panama City, FL  32407

                                                                SunSations of Panama City Beach, Inc.       (Debtor)
                                                                4927 Thomas Drive
                                                                Panama City, FL  32407

                                                                Ocean City Boardwalk, Inc.                  (Guarantor)
                                                                Post Office Box 1180
                                                                Ocean City, MD  21842
---------------------------------------------------------------------------------------------------------------------------------
Union Underwear Co., Inc. d/b/a       July 7, 1982              Ozark Mountain Novelty, Inc.                (Debtor)

                                   EXHIBIT "C"
           MONEY MANAGER AGREEMENTS TO BE ASSUMED WITH NO CURE AMOUNT


---------------------------------------------------------------------------------------------------------------------------------
                             XII. CORPORATE GUARANTY
---------------------------------------------------------------------------------------------------------------------------------
XIII.    BENEFICIARY/ASSIGNEE         XIV.     EFFECTIVE        XV.      DEBTOR/GUARANTOR
                                               DATE
---------------------------------------------------------------------------------------------------------------------------------
Fruit of the Loom                                               P.O. Box 601
                                                                Branson, MO  65616
Assign to New Union
---------------------------------------------------------------------------------------------------------------------------------
Union Underwear Co., Inc. d/b/a       June 24, 1992             Top Apparel, Inc. d/b/a One Stop.           (Debtor)
Fruit of the Loom                                               2686 Northridge Drive, NW
                                                                Grand Rapids, MI  49544
Assign to New Union

                                                                The Clothing Depot, Inc.                    (Guarantor)
                                                                Robert Palmatter, President-Treasurer
                                                                (616) 784-0404
---------------------------------------------------------------------------------------------------------------------------------
Union Underwear Co., Inc. d/b/a       December 14, 1994         Mission Imprintables, Inc.                  (Debtor)
Fruit of the Loom                                               7130 Miramar Road
                                                                San Diego, CA  92121
Assign to New Union

                                                                McCreary & Pew, Inc.                        (Guarantor)
                                                                4121 East Raymond St.
                                                                Phoenix, AZ  85040
---------------------------------------------------------------------------------------------------------------------------------
Union Underwear Co., Inc. d/b/a       May 15, 1996              Marty's                                     (Debtor)
Fruit of the Loom                                               33 South 5th Ave.
Assign to New Union                                             Mt. Vernon, NY  10550

                                                                Youngland Kiddie Shops, Inc.                (Guarantor)
                                                                2922 3rd Avenue
                                                                Bronx, NY  10455
---------------------------------------------------------------------------------------------------------------------------------
Union Underwear Co., Inc. d/b/a       February 5, 1992          Giant Merchandising                         (Debtor)
Fruit of the Loom                                               5655 Union Pacific Ave.
                                                                Los Angeles, CA  90022
Assign to New Union

                                                                Warner Brothers Records, Inc.               (Guarantor)
                                                                3300 Warner Boulevard
                                                                Burbank, CA  91505
---------------------------------------------------------------------------------------------------------------------------------
Union Underwear Co., Inc. d/b/a       September 3, 1992         Golden State T's, Inc.                      (Debtor)
Fruit of the Loom                                               1404 South 7th St.
Assign to New Union                                             San Jose, CA  95112

                                                                McCreary & Pew, Inc.                        (Guarantor)
                                                                4121 East Raymond St.
                                                                Phoenix, AZ  85040
---------------------------------------------------------------------------------------------------------------------------------
Union Underwear Co., Inc. d/b/a       June 11, 1992             4004 Incorporated d/b/a University Sportswear  (Debtor)
Fruit of the Loom                                               11 Grace Avenue
                                                                Great Neck, NY 11021
Assign to New Union
                                                                Prevor Marketing International              (Guarantor)
                                                                305 Foxhunt Crescent
                                                                Syosset, NY  11791
---------------------------------------------------------------------------------------------------------------------------------
Union Underwear Co., Inc. d/b/a       September 29, 1986        Cincinnati Advertising Products, Inc.       (Debtor)
Fruit of the Loom                                               PO Box 46950
                                                                Cincinnati, OH  45246

                                   EXHIBIT "C"
           MONEY MANAGER AGREEMENTS TO BE ASSUMED WITH NO CURE AMOUNT


---------------------------------------------------------------------------------------------------------------------------------
                             XII. CORPORATE GUARANTY
---------------------------------------------------------------------------------------------------------------------------------
XIII.    BENEFICIARY/ASSIGNEE         XIV.     EFFECTIVE        XV.      DEBTOR/GUARANTOR
                                               DATE
---------------------------------------------------------------------------------------------------------------------------------
Assign to New Union
                                                                General Advertising Products, Inc.          (Guarantor)
                                                                4924 Paddock Road
                                                                Cincinnati, OH  45237
---------------------------------------------------------------------------------------------------------------------------------
Union Underwear Co., Inc. d/b/a       January 31, 1983          Beach Prints, Inc.                          (Debtor)
Fruit of the Loom                                               1550 Pine Ave
                                                                Holly Hill, FL  32117
Assign to New Union
---------------------------------------------------------------------------------------------------------------------------------
Union Underwear Co., Inc. d/b/a       April 4, 1990             American Institutional Supply, Inc.         (Debtor)
Fruit of the Loom                                               6540 Jansen Ave N.E.
                                                                Albertsville, MN  55301
Assign to New Union

                                                                American Mills Manufacturing                 (Guarantor)
                                                                301 N. 5th Street
                                                                Minneapolis, MN  55403
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                             XVI. PERSONAL GUARANTY
---------------------------------------------------------------------------------------------------------------------------------
BENEFICIARY/ASSIGNEE                  EFFECTIVE DATE            DEBTOR
--------------------------------------------------------------------------------------------------------------------------------
Union Underwear Co., Inc. d/b/a       August 6, 1993            Atlanta Tees, Inc
Fruit of the Loom                                               1535 Industrial Drive
                                                                Griffin, GA  30223
Assign to New Union
---------------------------------------------------------------------------------------------------------------------------------
Union Underwear Co., Inc. d/b/a       December 6, 1991          Atlantic Coast Cotton, Inc.
Fruit of the Loom
                                                                         A.       14251 John Marshall Hwy
Assign to New Union                                             Gainesville, VA  20155
---------------------------------------------------------------------------------------------------------------------------------
Union Underwear Co., Inc. d/b/a       November 9, 1992          Americana Company, Inc.
Fruit of the Loom                                               18150 Figueroa Street
                                                                Gardena, CA  90248
Assign to New Union
---------------------------------------------------------------------------------------------------------------------------------
Union Underwear Co., Inc. d/b/a       December 17, 1991         Atlantic Coast Cotton, Inc.
Fruit of the Loom                                               7890 Notes Drive #B
                                                                Manassas, VA  22110
Assign to New Union
---------------------------------------------------------------------------------------------------------------------------------
Union Underwear Co., Inc. d/b/a       April 30, 1997            All American Tees, Inc.
Fruit of the Loom                                               327 E. 74th Street
                                                                Lubbock, TX  79404
Assign to New Union
---------------------------------------------------------------------------------------------------------------------------------
Union Underwear Co., Inc. d/b/a       April 2, 1990             Blue Enterpries, Inc.
Fruit of the Loom                                               1 Crown Mark Drive
                                                                Lincoln, RI  02865
Assign to New Union
---------------------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT "C"
           MONEY MANAGER AGREEMENTS TO BE ASSUMED WITH NO CURE AMOUNT

---------------------------------------------------------------------------------------------------------------------------------
                             XVI. PERSONAL GUARANTY
---------------------------------------------------------------------------------------------------------------------------------
BENEFICIARY/ASSIGNEE                  EFFECTIVE DATE            DEBTOR
--------------------------------------------------------------------------------------------------------------------------------
Union Underwear Co., Inc. d/b/a       November 16, 1992         Barry T. Chouinard, Inc.
Fruit of the Loom                                               12 North Main Street
                                                                Northfield, VT 05663
Assign to New Union
---------------------------------------------------------------------------------------------------------------------------------
Union Underwear Co., Inc. d/b/a       December 16, 1992         Central Mills, Inc.
Fruit of the Loom                                               51 Sawmill Pond Road

Assign to New Union                                                      B.       Edison, NJ  08817
---------------------------------------------------------------------------------------------------------------------------------
Union Underwear Co., Inc. d/b/a       September 23, 1987        Design Tees Hawaii, Inc.
Fruit of the Loom                                               500 Ala Kawu St.
                                                                Suite 108
Assign to New Union                                             Honolulu, HI  96817
---------------------------------------------------------------------------------------------------------------------------------
Union Underwear Co., Inc. d/b/a       August 7, 1985            Design Originals, Inc.
Fruit of the Loom                                               402 Jackson
                                                                Jackson Center, OH 45334
Assign to New Union
---------------------------------------------------------------------------------------------------------------------------------
Union Underwear Co., Inc. d/b/a       February 17, 1993         Eatons, Inc. d/b/a Georgia Tees
Fruit of the Loom                                               4200 McEver Industrial Park
                                                                Acworth, GA  30101
Assign to New Union
---------------------------------------------------------------------------------------------------------------------------------
Union Underwear Co., Inc. d/b/a       May 19, 1992              Fashion Victim, Ltd., Inc.
Fruit of the Loom                                               3651 Clearview Place
                                                                Doraville, GA  30340
Assign to New Union
---------------------------------------------------------------------------------------------------------------------------------
Union Underwear Co., Inc. d/b/a       December 21, 1990         Fashions Incorporated of Jackson
Fruit of the Loom                                               721 Harris Street
                                                                Jackson, MS  39202
Assign to New Union
---------------------------------------------------------------------------------------------------------------------------------
Union Underwear Co., Inc. d/b/a       May 30, 1989              F&R Sales, Inc.
Fruit of the Loom                                               2101 S Dixie Hwy
                                                                Dalton, GA  30720
Assign to New Union
---------------------------------------------------------------------------------------------------------------------------------
Union Underwear Co., Inc. d/b/a       October 14, 1986          Houston Blank T-Shirt Warehouse, Inc.
Fruit of the Loom                                               2170 Taylor
                                                                Houston, TX  77007
Assign to New Union
---------------------------------------------------------------------------------------------------------------------------------
Union Underwear Co., Inc. d/b/a       August 20, 1990           Kays Enterprises, Inc.
Fruit of the Loom                                               13127 Trinity Drive
                                                                Stafford, TX  77477
Assign to New Union
---------------------------------------------------------------------------------------------------------------------------------
Union Underwear Co., Inc. d/b/a       September 2, 1992         Loving & Associates, Inc.
Fruit of the Loom                                               715 11th Ave. South

Assign to New Union                                                      C.       Hopkins, MN  55343
---------------------------------------------------------------------------------------------------------------------------------
Union Underwear Co., Inc. d/b/a       March 8, 1997             Midwest Graphics, Inc.
Fruit of the Loom                                               800 New Hampshire Street
                                                                Lawrence, KS  66044
Assign to New Union
---------------------------------------------------------------------------------------------------------------------------------
Union Underwear Co., Inc. d/b/a       June 26, 1981             Magic Photographers, Inc.
Fruit of the Loom                                               201 Industrial Row Dr
                                                                Mason, OH  45040
Assign to New Union
---------------------------------------------------------------------------------------------------------------------------------
Union Underwear Co., Inc. d/b/a       March 8, 1988             New Buffalo Shirt Factory, Inc.
---------------------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT "C"
           MONEY MANAGER AGREEMENTS TO BE ASSUMED WITH NO CURE AMOUNT

---------------------------------------------------------------------------------------------------------------------------------
                             XVI. PERSONAL GUARANTY
---------------------------------------------------------------------------------------------------------------------------------
BENEFICIARY/ASSIGNEE                  EFFECTIVE DATE            DEBTOR
--------------------------------------------------------------------------------------------------------------------------------
Fruit of the Loom
                                                                         D.       4055 Casilio Parkway
Assign to New Union                                             Clarence, NY  14031
---------------------------------------------------------------------------------------------------------------------------------
Union Underwear Co., Inc. d/b/a       June 24, 1992             Top Apparel, Inc. d/b/a One Stop
Fruit of the Loom                                               2686 Northridge Drive, NW
                                                                Grand Rapids, MI  49544
Assign to New Union
---------------------------------------------------------------------------------------------------------------------------------
Union Underwear Co., Inc. d/b/a       March 10, 1992            Charles Rigg and Associates, Inc. d/b/a T-Shirt House
Fruit of the Loom                                               219 South 2nd Street
                                                                Pekin, IL  61554
Assign to New Union
---------------------------------------------------------------------------------------------------------------------------------
Union Underwear Co., Inc. d/b/a       December 4, 1990          Staton, Inc. d/b/a Staton Wholesale
Fruit of the Loom                                               PO Box 801686
                                                                Dallas, TX  75380
Assign to New Union                                             Attn:  Edward H. Staton, Jr.
---------------------------------------------------------------------------------------------------------------------------------
Union Underwear Co., Inc. d/b/a       September 14, 1999        T-Shirts & More, Inc.
Fruit of the Loom                                               7667 National Turnpike
                                                                Louisville, KY  40214
Assign to New Union
---------------------------------------------------------------------------------------------------------------------------------
Union Underwear Co., Inc. d/b/a       May 20, 1992              Wellington House, Inc.
Fruit of the Loom                                               19520 Northeast San Rafael
                                                                Portland, OR  97230
Assign to New Union
---------------------------------------------------------------------------------------------------------------------------------
Union Underwear Co., Inc. d/b/a       June 18, 1990             Continental Sportswear, Inc.
Fruit of the Loom                                               135 W 27th Street
                                                                New York, NY  10001
Assign to New Union
---------------------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT "D"
                BENEFITS PLANS TO BE ASSUMED WITH NO CURE AMOUNT

------------------------------------------------------------------------------------------------------------------------------------
            COUNTERPARTY                      FOL ENTITY               START OF         END                   DESCRIPTION
            AND ADDRESS                                                CONTRACT
------------------------------------------------------------------------------------------------------------------------------------
Anthem Health Plans of Kentucky,       Union Underwear Company,        04/01/92       12/31/02   Self-Insured Medical Coverage
Inc. d/b/a. And the Blue Cross and     Inc. d/b/a Fruit of the     01/01/00 renewal  not signed
Blue Shield                            Loom, Inc.
120 Monument Circle
Indianapolis, IN 46204-4903
------------------------------------------------------------------------------------------------------------------------------------
Benefit Plan Systems Corporation       Fruit of the Loom, Inc.         07/01/97       Renewed    License Agreement for COBRA EAS for
16 Technology Drive, Suite 161                                                        annually   Windows Network.
Irvine, CA 92618
------------------------------------------------------------------------------------------------------------------------------------
Benefit Plan Systems Corporation       Fruit of the Loom, Inc.         07/01/97       Renewed    License Agreement for COBRA EAS for
16 Technology Drive, Suite 161                                                        annually   Windows Network.
Irvine, CA 92618
------------------------------------------------------------------------------------------------------------------------------------
Delta Dental of Kentucky, Inc.         Union Underwear Company,        07/01/94       12/31/02   Self-Insured Dental Coverage
9901 Linn Station Road                 Inc. d/b/a Fruit of the         original
Louisville, KY 40223                   Loom, Inc.                  01/01/02 renewal
------------------------------------------------------------------------------------------------------------------------------------
Life Insurance Company of North        Fruit of the Loom, Inc.         08/01/99       07/31/01   Salaried LTD Insured Benefits
America
1601 Chestnut Street
Philadelphia, PA 19192-2235
------------------------------------------------------------------------------------------------------------------------------------
Merck-Medco Managed Care, L.L.C.       Union Underwear Company,        04/01/92       12/31/04   Self-Insured Prescription Drug
100 Parsons Pond Drive                 Inc.                            original      Not signed  Coverage
Franklin Lakes, NJ 07417                                           01/01/01 renewal
------------------------------------------------------------------------------------------------------------------------------------
Merck-Medco Rx Services of Texas       Union Underwear Company,                                  Self-Insured Prescription drug
L.L.C.                                 Inc.                                                      Coverage Mail Order
15001 Trinity Boulevard, Suite 300
Fort Worth, TX 76155
------------------------------------------------------------------------------------------------------------------------------------
PAID Prescriptions L.L.C.              Union Underwear Company,                                  Self-Insured Prescription Drug
399 Jefferson Road                     Inc.                                                      Coverage Retail
Parsippany, NJ 07054
------------------------------------------------------------------------------------------------------------------------------------
Profund Systems, Inc.                  Fruit of the Loom, Inc.         12/01/99                  License Agreement
475 Half Day Road, Suite 240                                           original       09/20/01   For the Pension Administrator
Lincolnshire, IL 60069                                                 09/21/00
------------------------------------------------------------------------------------------------------------------------------------
The Prudential Insurance Company of    Fruit of the Loom, Inc.         02/01/94       01/31/96   Life Insurance Insured Benefits
America
P.O. Box 950
Horsham, PA 19044-0950
------------------------------------------------------------------------------------------------------------------------------------
UNUM                                   Direct employee contract        01/01/99     Each policy  Executive Supplemental LTD. The
                                                                                    is owned by  employees covered under these
                                                                                        the      policy are grandfathered under
                                                                                     individual  UNUM.
------------------------------------------------------------------------------------------------------------------------------------
UNUM Life Insurance Company Of         Fruit of the Loom, Inc.         08/01/95      No longer   Salaried LTD Insured Benefits
America                                                                              in effect
------------------------------------------------------------------------------------------------------------------------------------
UNUM Life Insurance Company Of         Fruit of the Loom, Inc.         02/01/96       01/31/01   Life Insurance Insured Benefits
America
------------------------------------------------------------------------------------------------------------------------------------
UNUM Provident                         Farley Industries-Fruit of    01/01/96 NJ     Open ended  Insured disability mandated for New
                                       the Loom, Inc.                09/01/96 NY                 Jersey and New York employees.
------------------------------------------------------------------------------------------------------------------------------------
UNUM Provident                         Fruit of the Loom, Inc.         01/01/99                  Insured STD/LTD for hourly
                                                                       original                  employees
-----------------------------------------------------------------------------------------------------------------------------------
-UNUM Provident                         Union Underwear Company,                                 Self-Insured LTD for salaried.
                                       Inc.                                                      Closed to new participants. Eleven
                                                                                                 current recipients.
------------------------------------------------------------------------------------------------------------------------------------
Union Underwear Pension Plan           Union Underwear Company,                                  Non-contributory defined benefit
("UUPP")                               Inc.                                                      plan.
------------------------------------------------------------------------------------------------------------------------------------


NOTE: All benefits plans listed above will be assigned to newly-created Newco as set forth in the Disclosure Statement With Respect To The Second Amended Joint Plan of Reorganization, filed with this Court on February 4, 2002.

----------------------------------------------------------------------------------------------------------------------------------
       FOL ENTITY                                          DESCRIPTION                                   ASSIGNEE
----------------------------------------------------------------------------------------------------------------------------------
Fruit of the Loom, Inc.                       401(k) Plan (#003) (Hourly)                                 New FOL
----------------------------------------------------------------------------------------------------------------------------------
Fruit of the Loom, Inc.                       Retirement Savings Plan (#002) (Salaried 401(k))            New FOL
----------------------------------------------------------------------------------------------------------------------------------
Fruit of the Loom, Inc.                       Workers' Compensation                                       New FOL
----------------------------------------------------------------------------------------------------------------------------------
Union Underwear Company, Inc.                 Executive Supplemental Long Term Disability with UNUM       New Union
Provident and Mass Mutual
----------------------------------------------------------------------------------------------------------------------------------
Union Underwear Company, Inc.                 Group Long Term Disability with Sun Life Assurance          New Union
Company of Canada (CIGNA)
----------------------------------------------------------------------------------------------------------------------------------
Union Underwear Company, Inc.                 Insured and self-insured dental, medical and prescription   New Union
                                              drug programs and limited retiree health programs
----------------------------------------------------------------------------------------------------------------------------------
Union Underwear Company, Inc.                 Life insurance with Minnesota Life Insurance Company and    New Union
                                              travel and accident insurance with UNUM Provident Life
                                              Insurance Co
----------------------------------------------------------------------------------------------------------------------------------
Union Underwear Company, Inc.                 Long Term Disability with UNUM Provident                    New Union
----------------------------------------------------------------------------------------------------------------------------------
Union Underwear Company, Inc.                 Payroll Continuation Program                                New Union
----------------------------------------------------------------------------------------------------------------------------------
Union Underwear Company, Inc.                 Pension Plan                                                New Union
----------------------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT "D"
                BENEFITS PLANS TO BE ASSUMED WITH NO CURE AMOUNT

----------------------------------------------------------------------------------------------------------------------------------
       FOL ENTITY                                          DESCRIPTION                                   ASSIGNEE
----------------------------------------------------------------------------------------------------------------------------------
Union Underwear Company, Inc.                 Retiree Health Obligation Under Northwest Plan              New Union
----------------------------------------------------------------------------------------------------------------------------------
Union Underwear Company, Inc.                 Severance Benefit Plan                                      New Union
----------------------------------------------------------------------------------------------------------------------------------
Union Underwear Company, Inc.                 Short-Term & Long-Term Disability with UNUM Provident       New Union
                                              Life and Accidental Insurance Co.
----------------------------------------------------------------------------------------------------------------------------------
Union Underwear Company, Inc.                 Travel and Expense Policy                                   New Union
----------------------------------------------------------------------------------------------------------------------------------
Union Underwear Company, Inc.                 UNUM Provident Life Insurance Co.                           New Union
----------------------------------------------------------------------------------------------------------------------------------
Union Underwear Company, Inc.                 Welfare Plan (#501) (Cafeteria Plan)                        New Union
----------------------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT "E"
                SUBSCRIPTION, LIMITED PARTNERSHIP AND INVESTMENT
                  CONTRACTS TO BE ASSUMED WITH NO CURE AMOUNT


--------------------------------------------------------------------------------------------------------------------------
             MANAGER                       ADDRESS                     ENTITY                               SUBSCRIPTION
                                                                                                              AGREEMENT

--------------------------------------------------------------------------------------------------------------------------
Alliance Bernstein                     767 Fifth Avenue                  Fruit of the Loom, Inc.
                                       New York, NY 10153
--------------------------------------------------------------------------------------------------------------------------
Forward Ventures III                   10975 Torreyana Rd                Union Underwear Pension Plan              X
Institutional Partners LP              Suite 230
                                       San Diego, CA 92121

--------------------------------------------------------------------------------------------------------------------------
Heitman & JMB Group Trust IV           900 North Michigan Ave.
                                       Chicago, IL 60611-1585
--------------------------------------------------------------------------------------------------------------------------
Heitman Capital Management             180 North LaSalle Street          Fruit of the Loom Pension
                                       Chicago, IL 60601-2886            Trust

--------------------------------------------------------------------------------------------------------------------------
Invesco                                1315 Peachtree Street,            Fruit of the Loom Pension
                                       N.E. Suite 300                    Trust
                                       Atlanta, GA 30309

--------------------------------------------------------------------------------------------------------------------------
JK & B Capital, LP                     West Bay Road, Leeward 1          Union Underwear Pension Plan
                                       P.O. Box 31106
                                       SMB Grand Cayman,
                                       Cayman Islands
--------------------------------------------------------------------------------------------------------------------------
Lotsoff Capital Management             20 North Clark Street             Union Underwear Pension Plan              X
Subscription & Adoption                34th Floor
Agreement                              Chicago, IL 60602
(Fixed Income)
--------------------------------------------------------------------------------------------------------------------------
Lotsoff Capital Management Group       20 North Clark Street             Union Underwear Pension Plan
Amendment to Agreement of Trust        34th Floor
Establishing the Lotsoff Capital       Chicago, IL 60602
Mangement Group (Equity)
--------------------------------------------------------------------------------------------------------------------------
Lotsoff Capital Management             20 North Clark Street             Union Underwear Pension Plan
Investment Advisory Agreement          34th Floor Chicago, IL
(Discretionary Accounts) (Equity)      60602
--------------------------------------------------------------------------------------------------------------------------
Neuberger & Berman                     605 Third Avenue                  Union Underwear Pension Plan
                                       New York, NY 10158-3698
--------------------------------------------------------------------------------------------------------------------------
Northern Trust                         50 South LaSalle Street           Union Underwear Pension Plan
                                       Chicago, Illinois 60675
--------------------------------------------------------------------------------------------------------------------------
Pequot Private Equity Partners,        354 Pequot Avenue                 Union Underwear Pension Plan              X
L.L.C.                                 Southport, CT 06490
--------------------------------------------------------------------------------------------------------------------------
Talon Partnership Management,          One Franklin Street               Union Underwear Pension Plan              X
L.L.C.                                 Suite 450
                                       Chicago, IL 60606
--------------------------------------------------------------------------------------------------------------------------
TCW                                    Trust Company of the West         Fruit of the Loom, Inc.
                                       865 S. Figueroa Street
                                       Suite 1800
                                       Los Angeles, CA 90017
--------------------------------------------------------------------------------------------------------------------------
Templeton Investment Council,          Broward Financial Centre          Union Underwear Pension Plan
Inc.                                   Sutie 2100
                                       500 East Broward Boulevard
                                       Fort Lauderdale, FL
                                       33394-3091
--------------------------------------------------------------------------------------------------------------------------
Transwestern Office Partners II,       70 West Madison                   Union Underwear Pension Plan
L.P. Agreement of Limited              Street
Partnership- A Delaware Limited        Suite 4030
Partnership                            Chicago, IL 60602
--------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
             MANAGER             LIMITED      INVESTMENT      OTHER           START OF        EXPIRATION OF CONTRACT
                               PARTNERSHIP    MANAGEMENT    AGREEMENTS        CONTRACT
                                AGREEMENT      AGREEMENT
----------------------------------------------------------------------------------------------------------------------------
Alliance Bernstein                              X                             12/31/99      Anytime with written notice

----------------------------------------------------------------------------------------------------------------------------
Forward Ventures III               X                       Additional         05/01/97      Upon Termination, with 30 days
Institutional Partners LP                                  Information                      prior written notice


----------------------------------------------------------------------------------------------------------------------------
Heitman & JMB Group Trust IV                    X          Group Trust        Original      Termination by either party
                                                           Agreement            1993        immediately upon written notice
----------------------------------------------------------------------------------------------------------------------------
Heitman Capital Management                                 Certificate of     But Revised
                                                           Incumbency and
                                                           Authority
----------------------------------------------------------------------------------------------------------------------------
Invesco                                         X                             09/30/99      Termination by either party
                                                                                            immediately upon written notice


----------------------------------------------------------------------------------------------------------------------------
JK & B Capital, LP                  X                                         08/08/96      Partnership dissolved



----------------------------------------------------------------------------------------------------------------------------
Lotsoff Capital Management                      X                             07/17/98      Upon Termination, with 30 days
Subscription & Adoption                                                                     prior written notice
Agreement
(Fixed Income)
----------------------------------------------------------------------------------------------------------------------------
Lotsoff Capital Management Group                                              09/03/96
Amendment to Agreement of Trust
Establishing the Lotsoff Capital
Mangement Group (Equity)
----------------------------------------------------------------------------------------------------------------------------
Lotsoff Capital Management                                                    02/02/96
Investment Advisory Agreement
(Discretionary Accounts) (Equity)
----------------------------------------------------------------------------------------------------------------------------
Neuberger & Berman                              X          Revised 9/30/99    10/27/98      Termination by either party
                                                                                            immediately upon written notice
----------------------------------------------------------------------------------------------------------------------------
Northern Trust                                             Performance and    n/a           n/a
                                                           trustee fees
----------------------------------------------------------------------------------------------------------------------------
Pequot Private Equity Partners,                 X                             03/20/97      Partnership dissolved
L.L.C.
----------------------------------------------------------------------------------------------------------------------------
Talon Partnership Management,        X                                        09/30/99      Termination by either party
L.L.C.                                                                                      immediately upon written notice

----------------------------------------------------------------------------------------------------------------------------
TCW                                             X                             01/01/01      15 day prior notification



----------------------------------------------------------------------------------------------------------------------------
Templeton Investment Council,                   X                             09/30/99      Termination by either party
Inc.                                                                                        immediately upon written notice



----------------------------------------------------------------------------------------------------------------------------
Transwestern Office Partners II,                           Fidiciary          03/31/98
L.P. Agreement of Limited                                  Representation
Partnership- A Delaware Limited                            Letter
Partnership
----------------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT "E"
                SUBSCRIPTION, LIMITED PARTNERSHIP AND INVESTMENT
                  CONTRACTS TO BE ASSUMED WITH NO CURE AMOUNT


--------------------------------------------------------------------------------------------------------------------------
             MANAGER                       ADDRESS                     ENTITY                               SUBSCRIPTION
                                                                                                              AGREEMENT

--------------------------------------------------------------------------------------------------------------------------
Transwestern Office Partners II,       70 West Madison                   Union Underwear Pension Plan
L.P. Agreement of Limited              Street
Partnership- A Delaware Limited        Suite 4030
Partnership                            Chicago, IL 60602
--------------------------------------------------------------------------------------------------------------------------
Transwestern Office Partners II,       70 West Madison                   Union Underwear Pension Plan              X
L.P. Agreement of Limited              Street
Partnership- A Delaware Limited        Suite 4030
Partnership                            Chicago, IL 60602
--------------------------------------------------------------------------------------------------------------------------
Vector Later-Stage Equity Fund         1751 Lake Cook Rd.                Union Underwear Pension
II- Agreement of Limited               Suite 350                         Plan c/o Fruit of the
Partnership                            Deerfield, IL 60015               Loom, Inc.
--------------------------------------------------------------------------------------------------------------------------
Walton Street Real Estate Fund         1209 Orange Street                Union Underwear Pension
I, L.L.C.                              Wilmington, DE 19801              Plan
Third Amended and restated
Limited Liability Company
Agreement
--------------------------------------------------------------------------------------------------------------------------
Walton Street Real Estate Fund         1209 Orange Street                Union Underwear Pension Plan              X
I, L.P.                                Wilmington, DE 19801

--------------------------------------------------------------------------------------------------------------------------
Walton Street Real Estate Fund         1209 Orange Street                Union Underwear Pension
II, L.P.                               Wilmington, DE 19801              Plan
Second Amended and Restated
Limited Partnership Agreement
--------------------------------------------------------------------------------------------------------------------------
Walton Street Real Estate Fund         1209 Orange Street                Union Underwear Pension Plan              X
II, L.P.                               Wilmington, DE 19801
--------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------------
             MANAGER                LIMITED       INVESTMENT        OTHER            START OF        EXPIRATION OF CONTRACT
                                  PARTNERSHIP     MANAGEMENT      AGREEMENTS         CONTRACT
                                   AGREEMENT       AGREEMENT
--------------------------------------------------------------------------------------------------------------------------------
Transwestern Office Partners II,                                 Exemption           03/31/98
L.P. Agreement of Limited                                        Application for
Partnership- A Delaware Limited                                  Prohibited
Partnership                                                      Transactions
--------------------------------------------------------------------------------------------------------------------------------
Transwestern Office Partners II,     X                           2 Legal Opinions    10/01/97
L.P. Agreement of Limited
Partnership- A Delaware Limited
Partnership
--------------------------------------------------------------------------------------------------------------------------------
Vector Later-Stage Equity Fund       X                                               09/15/97      10th anniversary of effective
II- Agreement of Limited                                                                           date, but may be extended
Partnership
--------------------------------------------------------------------------------------------------------------------------------
Walton Street Real Estate Fund       X                                               04/9/97
I, L.L.C.
Third Amended and restated
Limited Liability Company
Agreement
--------------------------------------------------------------------------------------------------------------------------------
Walton Street Real Estate Fund                                   Consent to Merger   03/25/97      After full funded commitment
I, L.P.                                                          & Certain Other                   reached
                                                                 Transactions
--------------------------------------------------------------------------------------------------------------------------------
Walton Street Real Estate Fund       X                                               03/10/98
II, L.P.
Second Amended and Restated
Limited Partnership Agreement
--------------------------------------------------------------------------------------------------------------------------------
Walton Street Real Estate Fund                                                       03/10/98      After full funded commitment
II, L.P.                                                                                           reached
--------------------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT "F"
        INSURANCE CONTRACTS TO BE ASSUMED BY NEW UNION* AT NO CURE AMOUNT

----------------------------------------------------------------------------------------------------------------------------------
INSURED - FRUIT OF THE LOOM, INC. (DE)              POLICY                TYPE OF INSURANCE       EFFECTIVE     EXPIRATION
          INSURANCE CARRIER                         NUMBER                                           DATE          DATE
----------------------------------------------------------------------------------------------------------------------------------
Ace Seguro                                       2.315                    General Liability        01/01/99      01/01/00
c/o ACE American Insurance Co
Dept. CH 10123
Palatine, IL 60055-0123
----------------------------------------------------------------------------------------------------------------------------------
American Int'l Surp. Lines AGC                   PLS 267-53-69            Pollution Legal          10/30/98      10/30/18
P.O. Box 10871                                                            Liability
Newark, NJ 07193
----------------------------------------------------------------------------------------------------------------------------------
American Int'l Surp. Lines AGC                   PLS 267-53-70            Pollution Legal          10/30/98      10/30/08
P.O. Box 10871                                                            Liability
Newark, NJ 07193
----------------------------------------------------------------------------------------------------------------------------------
American P                                       5BR 002 034-00           Workers' Compensation    01/01/98      01/01/99
(Kemper Ins)
Kemper National Accounts
National Accounts
99539 Collection Center Drive
Chicago, IL 60693-9539
----------------------------------------------------------------------------------------------------------------------------------
American P                                       5BR 002 034-00           Workers' Compensation    01/01/99      01/01/00
(Kemper Ins)
Kemper National Accounts
National Accounts
99539 Collection Center Drive
Chicago, IL 60693-9539
----------------------------------------------------------------------------------------------------------------------------------
Associated Aviation Underwriters                 BHV156869                Aviation                 09/01/99      09/01/00
300 South Riverside Plaza
Suite 2160 South
Chicago, IL  60606
Attn: Debbie Fanjoy
----------------------------------------------------------------------------------------------------------------------------------
Federal IN                                       (00) 7913-34-92          Excess Liability -       01/01/99      01/01/00
c/o AIG Risk Management                                                   Including Umbrella
P.O. Box 10472
Newark, NJ 07193-0472
----------------------------------------------------------------------------------------------------------------------------------
Federal IN                                       (99) 7913-34-92          Excess Liability -       01/01/98      01/01/99
c/o AIG Risk Management                                                   Including Umbrella
P.O. Box 10472
Newark, NJ 07193-0472
----------------------------------------------------------------------------------------------------------------------------------
Illinois National                                BE 357-01-81             Excess Liability -       01/01/98      01/01/99
c/o AIG Risk Management                                                   Including Umbrella
P.O. Box 10472
Newark, NJ 07193-0472
----------------------------------------------------------------------------------------------------------------------------------
Illinois National                                BE7010875                Excess Liability -       01/01/99      01/01/00
c/o AIG Risk Management                                                   Including Umbrella
P.O. Box 10472
Newark, NJ 07193-0472
----------------------------------------------------------------------------------------------------------------------------------
Lloyds of London                                 JC460699                 Cargo                    12/01/99      12/01/00
Underwriters at Lloyd's, London
c/o Hanson and Peters
Attn:  Keith A. Hanson
311 S. Wacker Drive, Suite 5500
Chicago, IL 60606
----------------------------------------------------------------------------------------------------------------------------------
Royal Indemnity Company                          RIY600831                Property All Risk        11/01/97      11/01/98
c/o Royal & Sun Alliance
Risk Management/Global/Large Deduct
P.O. Box 60010
Charlotte, NC 28260
----------------------------------------------------------------------------------------------------------------------------------
Royal Indemnity Company                          RIY600831                Property All Risk        11/01/98      11/01/99
c/o Royal & Sun Alliance
Risk Management/Global/Large Deduct
P.O. Box 60010
Charlotte, NC 28260
----------------------------------------------------------------------------------------------------------------------------------
Royal Indemnity Company                          RIY602591                Property All Risk        11/01/99      11/01/00
c/o Royal & Sun Alliance
Risk Management/Global/Large Deduct
P.O. Box 60010
Charlotte, NC 28260
----------------------------------------------------------------------------------------------------------------------------------

* New Union refers to a single-member Delaware limited liability company entity to be formed in accordance with Section 7.3.2. of Fruit of the Loom's Second Amended Joint Plan of Reorganization. Additionally, pursuant to the Disclosure Statement filed with this Court on February 4, 2002 with respect to the Second Amended Joint Plan of Reorganization, assets of Union Underwear used in, of, or relating to the Apparel Business will revest in Union Underwear and be transferred to a newly-created, single-member limited liability company ("Newco").

                                   EXHIBIT "F"
        INSURANCE CONTRACTS TO BE ASSUMED BY NEW UNION* AT NO CURE AMOUNT

----------------------------------------------------------------------------------------------------------------------------------
INSURED - FRUIT OF THE LOOM, INC. (DE)              POLICY                TYPE OF INSURANCE       EFFECTIVE     EXPIRATION
          INSURANCE CARRIER                         NUMBER                                           DATE          DATE
----------------------------------------------------------------------------------------------------------------------------------
Seguros Co.                                      CL00719807               Property All Risk        11/01/98      11/01/99
c/o ACE American Insurance Co
Dept. CH 10123
Palatine, IL 60055-0123
----------------------------------------------------------------------------------------------------------------------------------
Travelers                                        TC2EUB224T410798         Workers' Compensation    01/01/98      01/01/99
Non-Loss Sensitive Accounts
P.O. Box 98932
Chicago, IL 60693-8932

Or

Loss Sensitive Accounts
P.O. Box 91287
Chicago, IL 60693
----------------------------------------------------------------------------------------------------------------------------------
Travelers                                        TC2JCAP224T414498        Automobile Liability     01/01/98      01/01/99
Non-Loss Sensitive Accounts
P.O. Box 98932
Chicago, IL 60693-8932

Or

Loss Sensitive Accounts
P.O. Box 91287
Chicago, IL 60693
----------------------------------------------------------------------------------------------------------------------------------
Travelers                                        TC2JCAP224T414499        Automobile Liability     01/01/99      01/01/00
Non-Loss Sensitive Accounts
P.O. Box 98932
Chicago, IL 60693-8932

Or

Loss Sensitive Accounts
P.O. Box 91287
Chicago, IL 60693
----------------------------------------------------------------------------------------------------------------------------------
Travelers                                        TC2JUB224T410799         Workers' Compensation    01/01/99      01/01/00
Non-Loss Sensitive Accounts
P.O. Box 98932
Chicago, IL 60693-8932

Or

Loss Sensitive Accounts
P.O. Box 91287
Chicago, IL 60693
----------------------------------------------------------------------------------------------------------------------------------
Travelers                                        TCECAP224T415698         Automobile Liability     01/01/98      01/01/99
Non-Loss Sensitive Accounts
P.O. Box 98932
Chicago, IL 60693-8932

Or

Loss Sensitive Accounts
P.O. Box 91287
Chicago, IL 60693
----------------------------------------------------------------------------------------------------------------------------------
Travelers                                        TCECAP224T415699         Automobile Liability     01/01/99      01/01/00
Non-Loss Sensitive Accounts
P.O. Box 98932
Chicago, IL 60693-8932

Or

Loss Sensitive Accounts
P.O. Box 91287
Chicago, IL 60693
----------------------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT "F"
        INSURANCE CONTRACTS TO BE ASSUMED BY NEW UNION* AT NO CURE AMOUNT

----------------------------------------------------------------------------------------------------------------------------------
INSURED - FRUIT OF THE LOOM, INC. (DE)              POLICY                TYPE OF INSURANCE       EFFECTIVE     EXPIRATION
          INSURANCE CARRIER                         NUMBER                                           DATE          DATE
----------------------------------------------------------------------------------------------------------------------------------
Travelers                                        TDRJUB224T411998         Workers' Compensation    01/01/98      01/01/99
Non-Loss Sensitive Accounts
P.O. Box 98932
Chicago, IL 60693-8932

Or

Loss Sensitive Accounts
P.O. Box 91287
Chicago, IL 60693
----------------------------------------------------------------------------------------------------------------------------------
Travelers                                        TDRJUB224T411999         Workers' Compensation    01/01/99      01/01/00
Non-Loss Sensitive Accounts
P.O. Box 98932
Chicago, IL 60693-8932

Or

Loss Sensitive Accounts
P.O. Box 91287
Chicago, IL 60693
----------------------------------------------------------------------------------------------------------------------------------
Travelers                                        TDSJUB224T407698         Workers' Compensation    01/01/98      01/01/99
Non-Loss Sensitive Accounts
P.O. Box 98932
Chicago, IL 60693-8932

And

Loss Sensitive Accounts
P.O. Box 91287
Chicago, IL 60693
----------------------------------------------------------------------------------------------------------------------------------
Travelers                                        TJEXGL224T417A98         General Liability        01/01/98      01/01/99
Non-Loss Sensitive Accounts
P.O. Box 98932
Chicago, IL 60693-8932

Or

Loss Sensitive Accounts
P.O. Box 91287
Chicago, IL 60693
----------------------------------------------------------------------------------------------------------------------------------
Travelers                                        TJEXGL224T417A99         General Liability        01/01/99      01/01/00
Non-Loss Sensitive Accounts
P.O. Box 98932
Chicago, IL 60693-8932

Or

Loss Sensitive Accounts
P.O. Box 91287
Chicago, IL 60693
----------------------------------------------------------------------------------------------------------------------------------
Travelers                                        TRLJUB224T412098         Workers' Compensation    01/01/98      01/01/99
Non-Loss Sensitive Accounts
P.O. Box 98932
Chicago, IL 60693-8932

And

Loss Sensitive Accounts
P.O. Box 91287
Chicago, IL 60693
----------------------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT "F"
        INSURANCE CONTRACTS TO BE ASSUMED BY NEW UNION* AT NO CURE AMOUNT

----------------------------------------------------------------------------------------------------------------------------------
INSURED - FRUIT OF THE LOOM, INC. (DE)              POLICY                TYPE OF INSURANCE       EFFECTIVE     EXPIRATION
          INSURANCE CARRIER                         NUMBER                                           DATE          DATE
----------------------------------------------------------------------------------------------------------------------------------
Travelers                                        TWXJUB120D211298         Excess Workers'          01/01/98      01/01/99
Non-Loss Sensitive Accounts                                               Compensation
P.O. Box 98932
Chicago, IL 60693-8932

And

Loss Sensitive Accounts
P.O. Box 91287
Chicago, IL 60693
----------------------------------------------------------------------------------------------------------------------------------
Travelers                                        TWXJUB266T83898          Excess Workers'          01/01/98      01/01/99
Non-Loss Sensitive Accounts                                               Compensation
P.O. Box 98932
Chicago, IL 60693-8932

And

Loss Sensitive Accounts
P.O. Box 91287
Chicago, IL 60693
----------------------------------------------------------------------------------------------------------------------------------
Zurich Am                                        EUO 2723413-01           Excess Liability -       01/01/98      01/01/99
Zurich Insurance Group                                                    Including Umbrella
135 S. LaSalle Street Dept.
Chicago, IL 60674-8745
----------------------------------------------------------------------------------------------------------------------------------
Zurich Am                                        EUO 2723413-02           Excess Liability -       01/01/99      01/01/00
Zurich Insurance Group                                                    Including Umbrella
135 S. LaSalle Street
Chicago, IL 60674-8745
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
INSURED - FRUIT OF THE LOOM, LTD.                        POLICY             TYPE OF INSURANCE     EFFECTIVE     EXPIRATION
INSURANCE CARRIER                                        NUMBER                                      DATE          DATE
----------------------------------------------------------------------------------------------------------------------------------
Executive Risk Indemnity, Inc.                   752-096955-98            Directors & Officers     03/15/98      03/15/99
c/o Chubb Group of Insurance Cos.                                         Liability
15 Mountain View Road
Warren, NJ 07059
----------------------------------------------------------------------------------------------------------------------------------
Executive Risk Indemnity, Inc. (Chubb)           752-195137-99            Directors & Officers     12/29/99      04/30/01
c/o Chubb Group of Insurance Companies                                    Liability
Claims Department
15 Mountain View Road
Warren, NJ 07059
----------------------------------------------------------------------------------------------------------------------------------
Genesis Insurance Company                        YXB001700                Directors & Officers     04/30/98      04/30/01
D&O Claims Dept.                                                          Liability
25550 Chagrin Boulevard, Suite 300
Beachwood, OH 44122
----------------------------------------------------------------------------------------------------------------------------------
Gulf Insurance Company                           GA0436201                Directors & Officers     03/15/99      04/30/01
c/o Gulf Insurance Group                                                  Liability
D&O Claims Department
388 Greenwich Street, 21st Floor
New York, NY 10013
----------------------------------------------------------------------------------------------------------------------------------
Illinois National Insurance Company (AIG)        856-0581                 Directors & Officers     03/15/98      03/15/99
c/o National Union Claims                                                 Liability
D&O Claims Department
175 Water Street, 9th Floor
New York, NY 10038
----------------------------------------------------------------------------------------------------------------------------------
Illinois National Insurance Company (AIG)        858-21-54                Directors & Officers     03/15/99      04/30/01
c/o National Union Claims                                                 Liability
D&O Claims Department
175 Water Street, 9th Floor
New York, NY 10038
----------------------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT "F"
        INSURANCE CONTRACTS TO BE ASSUMED BY NEW UNION* AT NO CURE AMOUNT

----------------------------------------------------------------------------------------------------------------------------------
INSURED - FRUIT OF THE LOOM, INC. (DE)              POLICY                TYPE OF INSURANCE       EFFECTIVE     EXPIRATION
          INSURANCE CARRIER                         NUMBER                                           DATE          DATE
----------------------------------------------------------------------------------------------------------------------------------
Illinois National Insurance Company (AIG)        858-48-30                Fiduciary Liability      04/30/99      04/30/00
c/o National Union Claims
Attn:  Pension Trust Liability Claims Dept.
175 Water Street, 9th Floor
New York, NY 10038
----------------------------------------------------------------------------------------------------------------------------------
Reliance Insurance Company                                                Directors & Officers     03/15/98      03/15/99
3 Parkway                                                                 Liability
Philadelphia, PA 19102-1376                      E. NDA 0136120-98
----------------------------------------------------------------------------------------------------------------------------------
Underwriters at Lloyd's, London                  509/QB346899             Directors & Officers     03/15/99      04/30/01
c/o Hanson and Peters                                                     Liability
Attn:  Keith A. Hanson
311 S. Wacker Drive, Suite 5500
Chicago, IL 60606
----------------------------------------------------------------------------------------------------------------------------------
Underwriters at Lloyd's, London                                           Directors & Officers     03/15/98      03/15/99
c/o Hanson and Peters                                                     Liability
Attn:  Keith A. Hanson                           F. FD 98 04505
311 S. Wacker Drive, Suite 5500
Chicago, IL 60606
----------------------------------------------------------------------------------------------------------------------------------
Westport Insurance Corporation                   WCDO 100 012             Directors & Officers     4/30/98        4/30/01
Claims Department                                                         Liability
5200 Metcalf
Overland Park, KS 66201
----------------------------------------------------------------------------------------------------------------------------------


NOTE: The Insureds also intend, by this Notice, to preserve and assume any rights or benefits available under any other insurance policies of the kind enumerated above, regardless of when such policies were entered into or expired.

                                   EXHIBIT "G"
            CONTRACTS TO BE ASSUMED BY THE ESTATE* WITH NO CURE COST

----------------------------------------------------------------------------------------------------------------------------------
          CARRIER AND CONTACT INFO.                   COMMENTS          POLICY NUMBER        BEGIN DATE      END DATE
----------------------------------------------------------------------------------------------------------------------------------
Admiral Insurance Co.                                Surplus Line        A3UX 0146           01/01/83        01/01/84
N/R with IL-DOI
P.O. Box 5725
Cherry Hill, NJ 08034
----------------------------------------------------------------------------------------------------------------------------------
Aetna Casualty and Surety Co.                                            08 XN 43 WCA        10/03/72        10/03/75
n/k/a Travelers Casualty Insurance Company
IL - Director of Insurance
One Tower Sq-
Hartford, CT 06183
----------------------------------------------------------------------------------------------------------------------------------
Affiliated FM Insurance Co.                                              XL 72525            09/09/74        03/01/76
IL - Director of Insurance
P.O. Box 7500
Johnston, RI 02919
----------------------------------------------------------------------------------------------------------------------------------
AIG n/k/a American International Specialty           Group               PLS 267-53-70
Lines Insurance Company
N/R with IL-DOI(7)
Steven Lessick
P.O. Box 295
Jersey City, NJ 07303
----------------------------------------------------------------------------------------------------------------------------------
Allianz Insurance Co.                                                    UMB 599557          06/01/79        10/01/79
IL - Director of Insurance
P.O. Box 7780
Burbank, CA 91510-7780
----------------------------------------------------------------------------------------------------------------------------------
Allianz Insurance Co.                                                    UMB 599620          10/01/79        01/01/81
IL - Director of Insurance
P.O. Box 7780
Burbank, CA 91510-7780
----------------------------------------------------------------------------------------------------------------------------------
Allianz Insurance Co.                                                    UMB 599619          10/01/79        01/01/81
IL - Director of Insurance
P.O. Box 7780
Burbank, CA 91510-7780
----------------------------------------------------------------------------------------------------------------------------------
Allianz Underwriters Insurance Co.                   Surplus Line        AUX 5201808         01/01/84        01/01/85
N/R with IL-DOI
P.O. Box 7780
Burbank, CA 91510-7780
----------------------------------------------------------------------------------------------------------------------------------
Allianz Underwriters Insurance Co.                   Surplus Line        AUX 5201809         01/01/84        01/01/85
N/R with IL-DOI
P.O. Box 7780
Burbank, CA 91510-7780
----------------------------------------------------------------------------------------------------------------------------------
Allianz Underwriters Insurance Co.                   Surplus Line        AUX 5202110         01/01/85        01/01/86
N/R with IL-DOI
P.O. Box 7780
Burbank, CA 91510-7780
----------------------------------------------------------------------------------------------------------------------------------
Allianz Underwriters, Inc.                                               AUX 5201129         01/01/81        01/01/82
N/R with IL-DOI
P.O. Box 7780
Burbank, CA 91510-7780
----------------------------------------------------------------------------------------------------------------------------------
Allianz Underwriters, Inc.                                               AUX 5201254         01/01/82        01/01/83
N/R with IL-DOI
P.O. Box 7780
Burbank, CA 91510-7780
----------------------------------------------------------------------------------------------------------------------------------
Allianz Underwriters, Inc.                                               AUX 5201643        01/01/83        01/01/84
N/R with IL-DOI
P.O. Box 7780
Burbank, CA 91510-7780
----------------------------------------------------------------------------------------------------------------------------------

--------
* All policies listed on Exhibit G are being assumed by the Estate, as defined by Section 1.87 of Fruit of the Loom's Third Amended Joint Plan of Reorganization, dated March 19, 2002.

7 DOI-Illinois requires correspondence to be forwarded through them unless specified by Insurance Company. This is indicated by "IL Director of Insurance." DOI-Illinois requires two copies and a certified check for $10.00 for each entity and mailed to: Director of Insurance, 320 W. Washington St, Springfield, IL 62767-0001. "N/R with IL-DOI" means Illinois does not have this entity on record and cannot produce an address. Entities in liquidation have the domestic state DOI and telephone number for contact information. Some have provided an address.

* New Union refers to a single-member Delaware limited liability company entity to be formed in accordance with Section 7.3.2. of Fruit of the Loom's Second Amended Joint Plan of Reorganization. Additionally, pursuant to the Disclosure Statement filed with this Court on February 4, 2002 with respect to the Second Amended Joint Plan of Reorganization, assets of Union Underwear used in, of, or relating to the Apparel Business will revest in Union Underwear and be transferred to a newly-created, single-member limited liability company ("Newco").

                                   EXHIBIT "G"
             CONTRACTS TO BE ASSUMED BY THE ESTATE WITH NO CURE COST

----------------------------------------------------------------------------------------------------------------------------------
          CARRIER AND CONTACT INFO.                   COMMENTS          POLICY NUMBER        BEGIN DATE      END DATE
----------------------------------------------------------------------------------------------------------------------------------
Allianz Underwriters, Inc.                                               AUX 5201633         01/01/83        01/01/84
N/R with IL-DOI
P.O. Box 7780
Burbank, CA 91510-7780
----------------------------------------------------------------------------------------------------------------------------------
Allianz Versicherungs AG n/k/a Allianz AG                                H. 0 001 443        10/01/77        10/01/78
N/R with IL-DOI
Konigstrasse 28
80802 Munich, Germany
----------------------------------------------------------------------------------------------------------------------------------
Allianz Versicherungs AG n/k/a Allianz AG                                H 0 001 443         10/01/78        10/01/79
N/R with IL-DOI
Konigstrasse 28
80802 Munich, Germany
----------------------------------------------------------------------------------------------------------------------------------
Allianz Versicherungs AG n/k/a Allianz AG                                H. 0 001 443        10/01/79        01/01/81
N/R with IL-DOI
Konigstrasse 28
80802 Munich, Germany
----------------------------------------------------------------------------------------------------------------------------------
Allianz Versicherungs AG n/k/a Allianz AG                                H. 0 001 443        01/01/81        01/01/82
N/R with IL-DOI
Konigstrasse 28
80802 Munich, Germany
----------------------------------------------------------------------------------------------------------------------------------
Allianz Versicherungs AG n/k/a Allianz AG                                C 73 00 056         01/01/82        01/01/83
N/R with IL-DOI
Konigstrasse 28
80802 Munich, Germany
----------------------------------------------------------------------------------------------------------------------------------
Ambassador Insurance Co.                                                 ELP 001937          01/01/83        01/01/84
n/k/a American Ambassador Casualty Company
1100 Arlington Heights Rd.
Itasca, IL 60143-3104
----------------------------------------------------------------------------------------------------------------------------------
Ambassador Insurance Co.                                                 ELP-001944          01/01/83        01/01/84
n/k/a American Ambassador Casualty Company
1100 Arlington Heights Rd.
Itasca, IL 60143-3104
----------------------------------------------------------------------------------------------------------------------------------
American Centennial Insurance Co.                    Licensed cancelled  CC-00-00-18         10/01/77        10/01/78
IL - Director of Insurance                           1989
1415 Foulk Rd.  Foulkstone Plaza  Suite 205
Wilmington, DE 19803
----------------------------------------------------------------------------------------------------------------------------------
American Centennial Insurance Co.                    Licensed cancelled  CC-00-00-19         10/01/77        10/01/78
IL - Director of Insurance                           1989
1415 Foulk Rd.  Foulkstone Plaza  Suite 205
Wilmington, DE 19803
----------------------------------------------------------------------------------------------------------------------------------
American Centennial Insurance Co.                    Licensed cancelled  CC-00-00-03         10/01/77        10/01/78
IL - Director of Insurance                           1989
1415 Foulk Rd.  Foulkstone Plaza  Suite 205
Wilmington, DE 19803
----------------------------------------------------------------------------------------------------------------------------------
American Centennial Insurance Co.                    Licensed cancelled  CC-00-00-04         10/01/77        10/01/78
IL - Director of Insurance                           1989
1415 Foulk Rd.  Foulkstone Plaza  Suite 205
Wilmington, DE 19803
----------------------------------------------------------------------------------------------------------------------------------
American Centennial Insurance Co.                    Licensed cancelled  CC-00-00-20         10/15/77        10/01/78
IL - Director of Insurance                           1989
1415 Foulk Rd.  Foulkstone Plaza  Suite 205
Wilmington, DE 19803
----------------------------------------------------------------------------------------------------------------------------------
American Centennial Insurance Co.                    Licensed cancelled  CC-00-00-13         10/15/77        10/01/78
IL - Director of Insurance                           1989
1415 Foulk Rd.  Foulkstone Plaza  Suite 205
Wilmington, DE 19803
----------------------------------------------------------------------------------------------------------------------------------
American Centennial Insurance Co.                    Licensed cancelled  CC-00-02-88         10/01/78        10/01/79
IL - Director of Insurance                           1989
1415 Foulk Rd.  Foulkstone Plaza  Suite 205
Wilmington, DE 19803
----------------------------------------------------------------------------------------------------------------------------------
American Centennial Insurance Co.                    Licensed cancelled  CC-00-11-34         10/01/79        01/01/81
IL - Director of Insurance                           1989
1415 Foulk Rd.  Foulkstone Plaza  Suite 205
Wilmington, DE 19803
----------------------------------------------------------------------------------------------------------------------------------
American Centennial Insurance Co.                    Licensed cancelled  CC-00-13-70         01/01/81        01/01/82
IL - Director of Insurance                           1989
1415 Foulk Rd.  Foulkstone Plaza  Suite 205
Wilmington, DE 19803
----------------------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT "G"
             CONTRACTS TO BE ASSUMED BY THE ESTATE WITH NO CURE COST

----------------------------------------------------------------------------------------------------------------------------------
          CARRIER AND CONTACT INFO.                   COMMENTS          POLICY NUMBER        BEGIN DATE      END DATE
----------------------------------------------------------------------------------------------------------------------------------
American Centennial Insurance Co.                    Licensed cancelled  CC-00-26-47         01/01/82        01/01/83
IL - Director of Insurance                           1989
1415 Foulk Rd.  Foulkstone Plaza  Suite 205
Wilmington, DE 19803
----------------------------------------------------------------------------------------------------------------------------------
American Centennial Insurance Co.                    Licensed cancelled  CC-00-76-04         01/01/83        01/01/84
IL - Director of Insurance                           1989
1415 Foulk Rd.  Foulkstone Plaza  Suite 205
Wilmington, DE 19803
----------------------------------------------------------------------------------------------------------------------------------
American Home and London                                                 4114425             11/01/66        11/01/68
N/R with IL-DOI
115 S LaSalle St
Chicago, IL 60603
----------------------------------------------------------------------------------------------------------------------------------
American Home Assurance Co.                                              CE 358190           11/01/71        11/01/74
IL - Director of Insurance
70 Pine St
New York, NY 10270
----------------------------------------------------------------------------------------------------------------------------------
American Mutual                                      Dismissed w/out     CGA 7665-D          09/01/62        09/01/63
N/R with IL-DOI                                      Prejudice 6/17/98
470 Atlantic Ave
Boston, MA 02210-2223
----------------------------------------------------------------------------------------------------------------------------------
American Mutual                                      Dismissed w/out     CGA 952633-02-3-D   09/01/63        09/01/64
N/R with IL-DOI                                      Prejudice 6/17/98
470 Atlantic Ave
Boston, MA 02210-2223
----------------------------------------------------------------------------------------------------------------------------------
American Mutual Liability Insurance Co.              In liquidation      CGA 952633-02-4-D   09/01/64        09/01/65
Mass Dep of Insur 617/521-7301                       Massachusetts
470 Atlantic Ave
Boston, MA 02210-2223
----------------------------------------------------------------------------------------------------------------------------------
American Mutual Liability Insurance Co.              In liquidation      CGA 980724-02-5-D   09/01/65        09/01/66
Mass Dep of Insur 617/521-7301                       Massachusetts
470 Atlantic Ave
Boston, MA 02210-2223
----------------------------------------------------------------------------------------------------------------------------------
American Mutual Liability Insurance Co.              In liquidation      CGA 980724-02-6-D   09/01/66        11/02/66
Mass Dep of Insur 617/521-7301                       Massachusetts
470 Atlantic Ave
Boston, MA 02210-2223
----------------------------------------------------------------------------------------------------------------------------------
American Re-Insurance Co.                                                M-9653-0001         09/01/64        09/01/67
IL - Director of Insurance
American Re Plaza 555 College Rd. East
Princeton, NJ 08543-5241
----------------------------------------------------------------------------------------------------------------------------------
Associated International Insurance Co.               Surplus Line        AEL 00110 C         11/14/78        10/01/79
Associated International Surplus Insurance Co.
Harborside Financial Center 401 Plaza 3
Jersey City, NJ 7311
----------------------------------------------------------------------------------------------------------------------------------
Associated International Insurance Co.               Surplus Line        AEL 00109 C         11/14/78        10/01/79
Associated International Surplus Insurance Co.
Harborside Financial Center 401 Plaza 3
Jersey City, NJ 7311
----------------------------------------------------------------------------------------------------------------------------------
Associated International Insurance Co.               Surplus Line        AEL 00255 C         10/01/79        01/01/81
Associated International Surplus Insurance Co.
Harborside Financial Center 401 Plaza 3
Jersey City, NJ 7311
----------------------------------------------------------------------------------------------------------------------------------
Associated International Insurance Co.               Surplus Line        AEL 00256 C         10/01/79        01/01/81
Associated International Surplus Insurance Co.
Harborside Financial Center 401 Plaza 3
Jersey City, NJ 7311
----------------------------------------------------------------------------------------------------------------------------------
Associated International Insurance Co.               Surplus Line        AEL 00495 C         01/01/81        01/01/82
Associated International Surplus Insurance Co.
Harborside Financial Center 401 Plaza 3
Jersey City, NJ 7311
----------------------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT "G"
             CONTRACTS TO BE ASSUMED BY THE ESTATE WITH NO CURE COST

----------------------------------------------------------------------------------------------------------------------------------
          CARRIER AND CONTACT INFO.                   COMMENTS          POLICY NUMBER        BEGIN DATE      END DATE
----------------------------------------------------------------------------------------------------------------------------------
Associated International Insurance Co.               Surplus Line        XS105375            01/01/84        04/27/84
Associated International Surplus Insurance Co.
Harborside Financial Center 401 Plaza 3
Jersey City, NJ 7311
----------------------------------------------------------------------------------------------------------------------------------
Bermuda Fire and Marine Insurance Co., Ltd.          Filed Bankruptcy    DM010               10/01/78        10/01/79
N/R with IL-DOI
----------------------------------------------------------------------------------------------------------------------------------
Bermuda Fire and Marine Insurance Co., Ltd.          Filed Bankruptcy    DM010               10/01/78        10/01/79
N/R with IL-DOI
----------------------------------------------------------------------------------------------------------------------------------
Bermuda Fire and Marine Insurance Co., Ltd.          Filed Bankruptcy    DM010               10/01/78        10/01/79
N/R with IL-DOI
----------------------------------------------------------------------------------------------------------------------------------
Bermuda Fire and Marine Insurance Co., Ltd.          Filed Bankruptcy    DM017               03/02/79        10/01/79
N/R with IL-DOI
----------------------------------------------------------------------------------------------------------------------------------
Bermuda Fire and Marine Insurance Co., Ltd.          Filed Bankruptcy    KJ1007              10/01/79        01/01/81
N/R with IL-DOI
----------------------------------------------------------------------------------------------------------------------------------
Bermuda Fire and Marine Insurance Co., Ltd.          Filed Bankruptcy    KJ1007              10/01/79        01/01/81
N/R with IL-DOI
----------------------------------------------------------------------------------------------------------------------------------
Bermuda Fire and Marine Insurance Co., Ltd.          Filed Bankruptcy    KJ1007              10/01/79        01/01/81
N/R with IL-DOI
----------------------------------------------------------------------------------------------------------------------------------
Bermuda Fire and Marine Insurance Co., Ltd.          Filed Bankruptcy    KJ 10039            01/01/81        01/01/82
N/R with IL-DOI
----------------------------------------------------------------------------------------------------------------------------------
Bermuda Fire and Marine Insurance Co., Ltd.          Filed Bankruptcy    KJ 10039            01/01/81        01/01/82
N/R with IL-DOI
----------------------------------------------------------------------------------------------------------------------------------
Bermuda Fire and Marine Insurance Co., Ltd.          Filed Bankruptcy    KJ 10039            01/01/81        01/01/82
N/R with IL-DOI
----------------------------------------------------------------------------------------------------------------------------------
British Northwestern Insurance Co.                                       4114425             11/01/68        11/01/69
n/k/a Eagle Star Insurance Co.
N/R with IL-DOI
----------------------------------------------------------------------------------------------------------------------------------
California Union Insurance Co.                       Surplus Line        ZCV 00 27 72        11/01/74        02/12/77
n/k/a INA Surplus Insurance Co.
N/R with IL-DOI
1601 Chestnut St  P.O. Box 7716
Philadelphia, PA 19192
----------------------------------------------------------------------------------------------------------------------------------
California Union Insurance Co.                       Surplus Line        ZCX 00 33 76        11/14/78        10/01/79
n/k/a INA Surplus Insurance Co.
N/R with IL-DOI
1601 Chestnut St  P.O. Box 7716
Philadelphia, PA 19192
----------------------------------------------------------------------------------------------------------------------------------
California Union Insurance Co.                       Surplus Line        ZCX 00 38 28        10/01/79        01/01/81
n/k/a INA Surplus Insurance Co.
N/R with IL-DOI
1601 Chestnut St  P.O. Box 7716
Philadelphia, PA 19192
----------------------------------------------------------------------------------------------------------------------------------
California Union Insurance Co.                       Surplus Line        ZCX 00 38 27        10/01/79        01/01/81
n/k/a INA Surplus Insurance Co.
N/R with IL-DOI
1601 Chestnut St  P.O. Box 7716
Philadelphia, PA 19192
----------------------------------------------------------------------------------------------------------------------------------
California Union Insurance Co.                       Surplus Line        ZCX 0043 05         01/01/81        01/01/82
n/k/a INA Surplus Insurance Co.
N/R with IL-DOI
1601 Chestnut St  P.O. Box 7716
Philadelphia, PA 19192
----------------------------------------------------------------------------------------------------------------------------------
California Union Insurance Co.                       Surplus Line        ZCX 00 60 52        01/01/82        01/01/83
n/k/a INA Surplus Insurance Co.
N/R with IL-DOI
1601 Chestnut St  P.O. Box 7716
Philadelphia, PA 19192
----------------------------------------------------------------------------------------------------------------------------------
California Union Insurance Co.                       Surplus Line        ZCX 00 64 49        01/01/83        01/01/84
n/k/a INA Surplus Insurance Co.
N/R with IL-DOI
1601 Chestnut St  P.O. Box 7716
Philadelphia, PA 19192
----------------------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT "G"
             CONTRACTS TO BE ASSUMED BY THE ESTATE WITH NO CURE COST

----------------------------------------------------------------------------------------------------------------------------------
          CARRIER AND CONTACT INFO.                   COMMENTS          POLICY NUMBER        BEGIN DATE      END DATE
----------------------------------------------------------------------------------------------------------------------------------
California Union Insurance Co.                       Surplus Line        ZCX 00 84 50        01/01/83        01/01/84
n/k/a INA Surplus Insurance Co.
N/R with IL-DOI
1601 Chestnut St  P.O. Box 7716
Philadelphia, PA 19192
----------------------------------------------------------------------------------------------------------------------------------
California Union Insurance Co.                       Surplus Line        ZCX 00 67 65        01/01/84        01/01/85
n/k/a INA Surplus Insurance Co.
N/R with IL-DOI
1601 Chestnut St  P.O. Box 7716
Philadelphia, PA 19192
----------------------------------------------------------------------------------------------------------------------------------
California Union Insurance Co.                       Surplus Line        ZCX 00 67 66        01/01/84        01/01/85
n/k/a INA Surplus Insurance Co.
N/R with IL-DOI
1601 Chestnut St  P.O. Box 7716
Philadelphia, PA 191920
----------------------------------------------------------------------------------------------------------------------------------
California Union Insurance Co.                       Surplus Line        ZCX 00 75 17        01/01/85        11/30/85
n/k/a INA Surplus Insurance Co.
N/R with IL-DOI
1601 Chestnut St  P.O. Box 7716
Philadelphia, PA 19192
----------------------------------------------------------------------------------------------------------------------------------
California Union Insurance Co.                       Surplus Line        ZCX 00 78 35        01/01/85        01/01/86
n/k/a INA Surplus Insurance Co.
N/R with IL-DOI
1601 Chestnut St  P.O. Box 7716
Philadelphia, PA 19192
----------------------------------------------------------------------------------------------------------------------------------
Central National Insurance Co. of Omaha                                  CNZ 14-03-14        03/01/76        10/15/77
IL - Director of Insurance
105 S 17th St
Omaha, NE 68102
----------------------------------------------------------------------------------------------------------------------------------
Central National Insurance Co. of Omaha                                  CNZ 14-03-13        03/01/76        10/15/77
IL - Director of Insurance
105 S 17th St
Omaha, NE 68102
----------------------------------------------------------------------------------------------------------------------------------
Central National Insurance Co. of Omaha                                  CNZ 500 71 09       01/01/84        01/01/85
IL - Director of Insurance
105 S 17th St
Omaha, NE 68102
----------------------------------------------------------------------------------------------------------------------------------
Century Indemnity Co.                                                    CIZ 42 55 10        01/01/83        01/01/84
IL - Director of Insurance
1601 Chestnut St  P.O. Box 7716
Philadelphia, PA 19192
----------------------------------------------------------------------------------------------------------------------------------
Century Indemnity Co.                                                    CIZ 42-55-28        01/01/84        01/01/85
IL - Director of Insurance
1601 Chestnut St  P.O. Box 7716
Philadelphia, PA 19192
----------------------------------------------------------------------------------------------------------------------------------
Continental Casualty                                                     RD 9976735          01/11/60        01/11/61
CNA Plaza
Chicago, IL 60685
----------------------------------------------------------------------------------------------------------------------------------
Continental Casualty                                                     RD 9939540          01/11/61        01/11/64
CNA Plaza
Chicago, IL 60685
----------------------------------------------------------------------------------------------------------------------------------
Continental Casualty                                                     RD 9790553          01/11/64        11/01/66
CNA Plaza
Chicago, IL 60685
----------------------------------------------------------------------------------------------------------------------------------
Continental Casualty Co.                                                 9976735             11/18/59        01/11/60
CNA Plaza
Chicago, IL 60685
----------------------------------------------------------------------------------------------------------------------------------
Continental Casualty Co.                                                 RDX 01 912 57 78    10/03/69        10/03/72
CNA Plaza
Chicago, IL 60685
----------------------------------------------------------------------------------------------------------------------------------
Continental Casualty Co.                                                 RDX 178 42 93       07/01/79        01/01/81
CNA Plaza
Chicago, IL 60685
----------------------------------------------------------------------------------------------------------------------------------
Continental Casualty Co.                                                 RDX 177 21 15       01/01/81        01/01/82
CNA Plaza
Chicago, IL 60685
----------------------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT "G"
             CONTRACTS TO BE ASSUMED BY THE ESTATE WITH NO CURE COST

----------------------------------------------------------------------------------------------------------------------------------
          CARRIER AND CONTACT INFO.                   COMMENTS          POLICY NUMBER        BEGIN DATE      END DATE
----------------------------------------------------------------------------------------------------------------------------------
Continental Casualty Co.                                                 RDX 178 43 98       01/01/82        01/01/83
CNA Plaza
Chicago, IL 60685
----------------------------------------------------------------------------------------------------------------------------------
Continental Casualty Co.                                                 RDX 178 50 82       01/01/83        01/01/84
CNA Plaza
Chicago, IL 60685
----------------------------------------------------------------------------------------------------------------------------------
Continental Casualty Co.                                                 RDX 178 45 05       01/01/84        01/01/85
CNA Plaza
Chicago, IL 60685
----------------------------------------------------------------------------------------------------------------------------------
Continental Casualty Co.                                                 RDX 178 49 18       01/01/85        01/01/86
CNA Plaza
Chicago, IL 60685
----------------------------------------------------------------------------------------------------------------------------------
Continental Insurance Co.                                                SRX 189 12 76       01/01/83        01/01/84
IL - Director of Insurance
180 Maiden Ln
New York, NY 10038
----------------------------------------------------------------------------------------------------------------------------------
Continental Insurance Co.                                                SRX 189 14 70       01/01/84        01/01/85
IL - Director of Insurance
180 Maiden Ln
New York, NY 10038
----------------------------------------------------------------------------------------------------------------------------------
Continental Insurance Co.                                                SRX 1 89 14 71      01/01/84        01/01/85
IL - Director of Insurance
180 Maiden Ln
New York, NY 10038
----------------------------------------------------------------------------------------------------------------------------------
Employers Insurance of Wausau                                            5736-00-100980      01/01/85        01/01/86
IL - Director of Insurance
P.O. Box 8017
Wausau, WI 54402-8017
----------------------------------------------------------------------------------------------------------------------------------
Employers Insurance of Wausau                                            5736-02-100980      01/01/85        01/01/86
IL - Director of Insurance
P.O. Box 8017
Wausau, WI 54402-8017
----------------------------------------------------------------------------------------------------------------------------------
Employers Mutual Casualty Co.                                            MMO-70672           03/02/79        10/01/79
IL - Director of Insurance
P.O. Box 712
Des Moines, IA 50303-0712
----------------------------------------------------------------------------------------------------------------------------------
Employers Mutual Casualty Co.                                            MMO-71104           10/01/79        01/01/81
IL - Director of Insurance
P.O. Box 712
Des Moines, IA 50303-0712
----------------------------------------------------------------------------------------------------------------------------------
Employers Mutual Liability Insurance Co. of          License cancelled   221-72310           10/27/50        09/01/51
Wisconsin n/k/a Employers Insurance Co. of           1979
Wausau
Office of Commissioner of Insurance
P.O. Box 8018
Wausau, WI 54402
----------------------------------------------------------------------------------------------------------------------------------
Employers Mutual Liability Insurance Co. of          License cancelled   221-64139           11/22/50        09/01/51
Wisconsin n/k/a Employers Insurance Co. of           1979
Wausau
Office of Commissioner of Insurance
P.O. Box 8017
Wausau, WI 54402
----------------------------------------------------------------------------------------------------------------------------------
Employers Mutual Liability Insurance Co. of          License cancelled   222-64118           09/01/51        09/01/52
Wisconsin n/k/a Employers Insurance Co. of           1979
Wausau
Office of Commissioner of Insurance
P.O. Box 8019
Wausau, WI 54402
----------------------------------------------------------------------------------------------------------------------------------
Employers Mutual Liability Insurance Co. of          License cancelled   222-64052           09/01/51        09/01/52
Wisconsin n/k/a Employers Insurance Co. of           1979
Wausau
Office of Commissioner of Insurance
P.O. Box 8020
Wausau, WI 54402
----------------------------------------------------------------------------------------------------------------------------------
Employers Mutual Liability Insurance Co. of          License cancelled   223-24874           09/01/52        09/01/53
Wisconsin n/k/a Employers Insurance Co. of           1979
Wausau
Office of Commissioner of Insurance
P.O. Box 8021
Wausau, WI 54402
----------------------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT "G"
             CONTRACTS TO BE ASSUMED BY THE ESTATE WITH NO CURE COST

----------------------------------------------------------------------------------------------------------------------------------
          CARRIER AND CONTACT INFO.                   COMMENTS          POLICY NUMBER        BEGIN DATE      END DATE
----------------------------------------------------------------------------------------------------------------------------------
Employers Mutual Liability Insurance Co. of          License cancelled   223-2-24874         09/01/52        09/01/53
Wisconsin n/k/a Employers Insurance Co. of           1979
Wausau
Office of Commissioner of Insurance
P.O. Box 8022
Wausau, WI 54402
----------------------------------------------------------------------------------------------------------------------------------
Employers Mutual Liability Insurance Co. of          License cancelled   224-2-24874         09/01/53        09/01/54
Wisconsin n/k/a Employers Insurance Co. of           1979
Wausau
Office of Commissioner of Insurance
P.O. Box 8023
Wausau, WI 54402
----------------------------------------------------------------------------------------------------------------------------------
Employers Mutual Liability Insurance Co. of          License cancelled   224-24874           09/01/53        09/01/54
Wisconsin n/k/a Employers Insurance Co. of           1979
Wausau
Office of Commissioner of Insurance
P.O. Box 8024
Wausau, WI 54402
----------------------------------------------------------------------------------------------------------------------------------
Employers Mutual Liability Insurance Co. of          License cancelled   225-24874           09/01/54        09/01/55
Wisconsin n/k/a Employers Insurance Co. of           1979
Wausau
Office of Commissioner of Insurance
P.O. Box 8025
Wausau, WI 54402
----------------------------------------------------------------------------------------------------------------------------------
Employers Mutual Liability Insurance Co. of          License cancelled   225-2-24874         09/01/54        09/01/55
Wisconsin n/k/a Employers Insurance Co. of           1979
Wausau
Office of Commissioner of Insurance
P.O. Box 8026
Wausau, WI 54402
----------------------------------------------------------------------------------------------------------------------------------
Employers Mutual Liability Insurance Co. of          License cancelled   226 24874           09/01/55        09/01/56
Wisconsin n/k/a Employers Insurance Co. of           1979
Wausau
Office of Commissioner of Insurance
P.O. Box 8027
Wausau, WI 54402
----------------------------------------------------------------------------------------------------------------------------------
Employers Mutual Liability Insurance Co. of          License cancelled   226-2-24874         09/01/55        09/01/56
Wisconsin n/k/a Employers Insurance Co. of           1979
Wausau
Office of Commissioner of Insurance
P.O. Box 8028
Wausau, WI 54402
----------------------------------------------------------------------------------------------------------------------------------
Employers Mutual Liability Insurance Co. of          License cancelled   0227-00-024874      09/01/56        09/01/57
Wisconsin n/k/a Employers Insurance Co. of           1979
Wausau
Office of Commissioner of Insurance
P.O. Box 8029
Wausau, WI 54402
----------------------------------------------------------------------------------------------------------------------------------
Employers Mutual Liability Insurance Co. of          License cancelled   0227-02-024874      09/01/56        09/01/57
Wisconsin n/k/a Employers Insurance Co. of           1979
Wausau
Office of Commissioner of Insurance
P.O. Box 8030
Wausau, WI 54402
----------------------------------------------------------------------------------------------------------------------------------
Employers Mutual Liability Insurance Co. of          License cancelled   0228 02 024874      09/01/57        09/01/58
Wisconsin n/k/a Employers Insurance Co. of           1979
Wausau
Office of Commissioner of Insurance
P.O. Box 8031
Wausau, WI 54402
----------------------------------------------------------------------------------------------------------------------------------
Employers Mutual Liability Insurance Co. of          License cancelled   0228-00-024874      09/01/57        09/01/58
Wisconsin n/k/a Employers Insurance Co. of           1979
Wausau
Office of Commissioner of Insurance
P.O. Box 8032
Wausau, WI 54402
----------------------------------------------------------------------------------------------------------------------------------
Employers Mutual Liability Insurance Co. of          License cancelled   0229-02-024874      09/01/58        09/01/59
Wisconsin n/k/a Employers Insurance Co. of           1979
Wausau
Office of Commissioner of Insurance
P.O. Box 8033
Wausau, WI 54402
----------------------------------------------------------------------------------------------------------------------------------
Employers Mutual Liability Insurance Co. of          License cancelled   0229-00-024874      09/01/58        09/01/59
Wisconsin n/k/a Employers Insurance Co. of           1979
Wausau
Office of Commissioner of Insurance
P.O. Box 8034
Wausau, WI 54402
----------------------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT "G"
             CONTRACTS TO BE ASSUMED BY THE ESTATE WITH NO CURE COST

----------------------------------------------------------------------------------------------------------------------------------
          CARRIER AND CONTACT INFO.                   COMMENTS          POLICY NUMBER        BEGIN DATE      END DATE
----------------------------------------------------------------------------------------------------------------------------------
Employers Mutual Liability Insurance Co. of          License cancelled   0220-03-024874      07/23/59        09/01/60
Wisconsin n/k/a Employers Insurance Co. of           1979
Wausau
Office of Commissioner of Insurance
P.O. Box 8036
Wausau, WI 54402
----------------------------------------------------------------------------------------------------------------------------------
Employers Mutual Liability Insurance Co. of          License cancelled   0220-00-024874      09/01/59        09/01/60
Wisconsin n/k/a Employers Insurance Co. of           1979
Wausau
Office of Commissioner of Insurance
P.O. Box 8035
Wausau, WI 54402
----------------------------------------------------------------------------------------------------------------------------------
Employers Mutual Liability Insurance Co. of          License cancelled   0220-02-024874      09/01/59        09/01/60
Wisconsin n/k/a Employers Insurance Co. of           1979
Wausau
Office of Commissioner of Insurance
P.O. Box 8037
Wausau, WI 54402
----------------------------------------------------------------------------------------------------------------------------------
Employers Mutual Liability Insurance Co. of          License cancelled   0221-02-024874      09/01/60        09/01/61
Wisconsin n/k/a Employers Insurance Co. of           1979
Wausau
Office of Commissioner of Insurance
P.O. Box 8038
Wausau, WI 54402
----------------------------------------------------------------------------------------------------------------------------------
Employers Mutual Liability Insurance Co. of          License cancelled   0221-00-024874      09/01/60        09/01/61
Wisconsin n/k/a Employers Insurance Co. of           1979
Wausau
Office of Commissioner of Insurance
P.O. Box 8039
Wausau, WI 54402
----------------------------------------------------------------------------------------------------------------------------------
Employers Mutual Liability Insurance Co. of          License cancelled   0221-03-024874      09/01/60        09/01/61
Wisconsin n/k/a Employers Insurance Co. of           1979
Wausau
Office of Commissioner of Insurance
P.O. Box 8040
Wausau, WI 54402
----------------------------------------------------------------------------------------------------------------------------------
Employers Mutual Liability Insurance Co. of          License cancelled   0222-00-024874      09/01/61        09/01/62
Wisconsin n/k/a Employers Insurance Co. of           1979
Wausau
Office of Commissioner of Insurance
P.O. Box 8041
Wausau, WI 54402
----------------------------------------------------------------------------------------------------------------------------------
Employers Mutual Liability Insurance Co. of          License cancelled   0222-02-024874      09/01/61        09/01/62
Wisconsin n/k/a Employers Insurance Co. of           1979
Wausau
Office of Commissioner of Insurance
P.O. Box 8042
Wausau, WI 54402
----------------------------------------------------------------------------------------------------------------------------------
Employers Mutual Liability Insurance Co. of          License cancelled   0222-03-024874      09/01/61        09/01/62
Wisconsin n/k/a Employers Insurance Co. of           1979
Wausau
Office of Commissioner of Insurance
P.O. Box 8043
Wausau, WI 54402
----------------------------------------------------------------------------------------------------------------------------------
Employers Surplus Lines Insurance Co.                                    S-10610             09/01/60        09/01/63
N/R with IL-DOI
----------------------------------------------------------------------------------------------------------------------------------
Employers Surplus Lines Insurance Co.                                    S140033/S10610      09/01/63        09/01/66
N/R with IL-DOI
----------------------------------------------------------------------------------------------------------------------------------
Employers Surplus Lines Insurance Co.                                    S1400035/S10610     09/01/66        11/01/66
N/R with IL-DOI
----------------------------------------------------------------------------------------------------------------------------------
Evanston Insurance Co.                                                   LE 10375            01/01/84        01/01/85
Ten Parkway North
Deerfield, IL 60015
----------------------------------------------------------------------------------------------------------------------------------
Evanston Insurance Co.                                                   LE 10405            01/01/85        01/01/86
Ten Parkway North
Deerfield, IL 60015
----------------------------------------------------------------------------------------------------------------------------------
Evanston Insurance Co.                                                   LE 10406            01/01/85        01/01/86
Ten Parkway North
Deerfield, IL 60015
----------------------------------------------------------------------------------------------------------------------------------
Federal Insurance Co.                                                    7932-99-10          03/01/77        04/12/77
IL - Director of Insurance
15 Mt View Rd.  P.O. Box 1615
Warren, NJ 07061-1615
----------------------------------------------------------------------------------------------------------------------------------
Federal Insurance Co.                                                    7933-33-26          04/24/79        10/01/79
IL - Director of Insurance
15 Mt View Rd.  P.O. Box 1615
Warren, NJ 07061-1615
----------------------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT "G"
             CONTRACTS TO BE ASSUMED BY THE ESTATE WITH NO CURE COST

----------------------------------------------------------------------------------------------------------------------------------
          CARRIER AND CONTACT INFO.                   COMMENTS          POLICY NUMBER        BEGIN DATE      END DATE
----------------------------------------------------------------------------------------------------------------------------------
Federal Insurance Co.                                                    (80)7933-33-26      10/01/79        01/01/81
IL - Director of Insurance
15 Mt View Rd.  P.O. Box 1615
Warren, NJ 07061-1615
----------------------------------------------------------------------------------------------------------------------------------
Federal Insurance Co.                                                    (82)7933-33-26      01/01/81        01/01/82
IL - Director of Insurance
15 Mt View Rd.  P.O. Box 1615
Warren, NJ 07061-1615
----------------------------------------------------------------------------------------------------------------------------------
Federal Insurance Co.                                                    (83) 7933-33-26     01/01/82        01/01/83
IL - Director of Insurance
15 Mt View Rd.  P.O. Box 1615
Warren, NJ 07061-1615
----------------------------------------------------------------------------------------------------------------------------------
First State Insurance Co.                            Surplus Line        925787              11/14/78        10/01/79
N/R with IL-DOI
150 Federal St
Boston, MA 02110-1753
----------------------------------------------------------------------------------------------------------------------------------
First State Insurance Co.                            Surplus Line        928160              10/01/79        01/01/81
N/R with IL-DOI
150 Federal St
Boston, MA 02110-1753
----------------------------------------------------------------------------------------------------------------------------------
First State Insurance Co.                            Surplus Line        930331              01/01/81        01/01/82
N/R with IL-DOI
150 Federal St
Boston, MA 02110-1753
----------------------------------------------------------------------------------------------------------------------------------
First State Insurance Co.                            Surplus Line        932 705             01/01/82        01/01/83
N/R with IL-DOI
150 Federal St
Boston, MA 02110-1753
----------------------------------------------------------------------------------------------------------------------------------
First State Insurance Co.                            Surplus Line        932733              01/01/83        01/01/84
N/R with IL-DOI
150 Federal St
Boston, MA 02110-1753
----------------------------------------------------------------------------------------------------------------------------------
First State Insurance Co.                            Surplus Line        EU 000590           01/01/84        01/01/85
N/R with IL-DOI
150 Federal St
Boston, MA 02110-1753
----------------------------------------------------------------------------------------------------------------------------------
Forum Insurance Co. Colonial Penn Franklin                               FF 300051           01/01/85        01/01/86
Insurance Co.
P.O. Box 8106
Ft Washington, PA 19034-8106
----------------------------------------------------------------------------------------------------------------------------------
Gibraltar Casualty Co.                               Surplus Line        GMX 00325           10/01/79        01/01/81
n/k/a Mt McKinley Insurance Co.
N/R with IL-DOI
751 Broad St 14 Plaza
Newark, NJ 07102
----------------------------------------------------------------------------------------------------------------------------------
Gibraltar Casualty Co.                               Surplus Line        GMX 00323           10/01/79        01/01/81
n/k/a Mt McKinley Insurance Co.
N/R with IL-DOI
751 Broad St 14 Plaza
Newark, NJ 07102
----------------------------------------------------------------------------------------------------------------------------------
Gibraltar Casualty Co.                               Surplus Line        GMX 00324           10/01/79        01/01/81
n/k/a Mt McKinley Insurance Co.
N/R with IL-DOI
751 Broad St 14 Plaza
Newark, NJ 07102
----------------------------------------------------------------------------------------------------------------------------------
Gibraltar Casualty Co.                               Surplus Line        GMX 00830           01/01/81        01/01/82
n/k/a Mt McKinley Insurance Co.
N/R with IL-DOI
751 Broad St 14 Plaza
Newark, NJ 07102
----------------------------------------------------------------------------------------------------------------------------------
Gibraltar Casualty Co.                               Surplus Line        GMX 00831           01/01/81        01/01/82
n/k/a Mt McKinley Insurance Co.
N/R with IL-DOI
751 Broad St 14 Plaza
Newark, NJ 07102
----------------------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT "G"
             CONTRACTS TO BE ASSUMED BY THE ESTATE WITH NO CURE COST

----------------------------------------------------------------------------------------------------------------------------------
          CARRIER AND CONTACT INFO.                   COMMENTS          POLICY NUMBER        BEGIN DATE      END DATE
----------------------------------------------------------------------------------------------------------------------------------
Gibraltar Casualty Co.                               Surplus Line        GMX 01437           01/01/82        01/01/83
n/k/a Mt McKinley Insurance Co.
N/R with IL-DOI
751 Broad St 14 Plaza
Newark, NJ 07102
----------------------------------------------------------------------------------------------------------------------------------
Gibraltar Casualty Co.                               Surplus Line        GMX 01438           01/01/82        01/01/83
n/k/a Mt McKinley Insurance Co.
N/R with IL-DOI
751 Broad St 14 Plaza
Newark, NJ 07102
----------------------------------------------------------------------------------------------------------------------------------
Gibraltar Casualty Co.                               Surplus Line        GMX 02091           01/01/83        01/01/84
n/k/a Mt McKinley Insurance Co.
N/R with IL-DOI
751 Broad St 14 Plaza
Newark, NJ 07102
----------------------------------------------------------------------------------------------------------------------------------
Gibraltar Casualty Co.                               Surplus Line        GMX 02092           01/01/83        01/01/84
n/k/a Mt McKinley Insurance Co.
N/R with IL-DOI
751 Broad St 14 Plaza
Newark, NJ 07102
----------------------------------------------------------------------------------------------------------------------------------
Gibraltar Casualty Co.                               Surplus Line        GMX 02116           01/28/83        01/01/84
n/k/a Mt McKinley Insurance Co.
N/R with IL-DOI
751 Broad St 14 Plaza
Newark, NJ 07102
----------------------------------------------------------------------------------------------------------------------------------
Gibraltar Casualty Co.                               Surplus Line        GMX 02525           01/01/84        01/01/85
n/k/a Mt McKinley Insurance Co.
N/R with IL-DOI
751 Broad St 14 Plaza
Newark, NJ 07102
----------------------------------------------------------------------------------------------------------------------------------
Gibraltar Casualty Co.                               Surplus Line        GMX 02526           01/01/84        01/01/85
n/k/a Mt McKinley Insurance Co.
N/R with IL-DOI
751 Broad St 14 Plaza
Newark, NJ 07102
----------------------------------------------------------------------------------------------------------------------------------
Globe Indemnity Co.                                                      GTG-01 81 26        11/01/66        11/01/67
IL - Director of Insurance                                               (Velsicol
9300 Arrowpoint Blvd  P.O. Box 1000                                      reporting number
Charlotte, NC 28273-1000                                                 GTG-142626)
----------------------------------------------------------------------------------------------------------------------------------
Globe Indemnity Co.                                                      GTG 018127          11/01/67        11/01/68
IL - Director of Insurance                                               (Velisicol
9300 Arrowpoint Blvd  P.O. Box 1000                                      reporting number
Charlotte, NC 28273-1000                                                 GTG-142627)
----------------------------------------------------------------------------------------------------------------------------------
Globe Indemnity Co.                                                      GTG-01 81 28        11/01/68        11/01/69
IL - Director of Insurance                                               (Velsicol
9300 Arrowpoint Blvd  P.O. Box 1000                                      reporting number
Charlotte, NC 28273-1000                                                 GTG-142628)
----------------------------------------------------------------------------------------------------------------------------------
Globe Indemnity Co.                                                      GTG 018129          11/01/69        11/01/70
IL - Director of Insurance                                               (Velsicol
9300 Arrowpoint Blvd  P.O. Box 1000                                      reporting number
Charlotte, NC 28273-1000                                                 GTG-142629)
----------------------------------------------------------------------------------------------------------------------------------
Globe Indemnity Co.                                                      GTG 018120          11/01/70        02/01/72
IL - Director of Insurance                                               (Velsicol
9300 Arrowpoint Blvd  P.O. Box 1000                                      reporting number
Charlotte, NC 28273-1000                                                 GTG-142620, and,
                                                                         eff. 11/1/71,
                                                                         GT-142621)
----------------------------------------------------------------------------------------------------------------------------------
Granite State Insurance Co.                                              6285-4986           01/01/85        01/01/86
IL - Director of Insurance
70 Pine St
New York, NY 10270
----------------------------------------------------------------------------------------------------------------------------------
Great Southwest Fire Insurance Co.                                       XL 07754            01/01/83        01/01/84
N/R with IL-DOI
One United Dr
Fenton, MO 63026-1552
----------------------------------------------------------------------------------------------------------------------------------
Guarantee Insurance Co.                              Not licensed        GUL-0950019         01/01/82        01/01/83
Brandyine Corp Center  650 Naamans Rd., Ste 302
Claymont, DE 19703
----------------------------------------------------------------------------------------------------------------------------------
Guarantee Insurance Co.                              Not licensed        GUL-0950019         01/01/82        01/01/83
Brandyine Corp Center  650 Naamans Rd., Ste 302

                                   EXHIBIT "G"
             CONTRACTS TO BE ASSUMED BY THE ESTATE WITH NO CURE COST

----------------------------------------------------------------------------------------------------------------------------------
          CARRIER AND CONTACT INFO.                   COMMENTS          POLICY NUMBER        BEGIN DATE      END DATE
----------------------------------------------------------------------------------------------------------------------------------
Claymont, DE 19703
----------------------------------------------------------------------------------------------------------------------------------
Haftpflichtverband der Deutschen Indusrtie           Surplus Line        EWI 1024            10/01/79        01/01/81
N/R with IL-DOI
Reitherot 2 Postfach 51 03 69
Hannover, Germany 30659
----------------------------------------------------------------------------------------------------------------------------------
Haftpflichtverband der Deutschen Industrie           Surplus Line        EWI 1008            10/01/78        10/01/79
N/R with IL-DOI
Reitherot 2 Postfach 51 03 69
Hannover, Germany 30659
----------------------------------------------------------------------------------------------------------------------------------
Haftpflichtverband der Deutschen Industrie           Surplus Line        EWI 1042            01/01/81        01/01/82
N/R with IL-DOI
Reitherot 2 Postfach 51 03 69
Hannover, Germany 30659
----------------------------------------------------------------------------------------------------------------------------------
Highlands Insurance Co.                                                  SR 40016            11/01/75        10/01/76
IL - Director of Insurance
10370 Richmond Ave
Houston, TX 77042-4123
----------------------------------------------------------------------------------------------------------------------------------
Holland-America Insurance Co.                        In liquidation      H 81990             06/01/79        10/01/79
CA Dept of Insur  415/538-4040                       California
333 Wilshire Blvd
Los Angeles, CA 90010
----------------------------------------------------------------------------------------------------------------------------------
Holland-America Insurance Co.                        In liquidation      H 89548             10/01/79        01/01/81
CA Dept of Insur  415/538-4040                       California
333 Wilshire Blvd
Los Angeles, CA 90010
----------------------------------------------------------------------------------------------------------------------------------
Home Insurance Co.                                                       HEC 4 49 58 26      02/05/75        10/03/75
IL - Director of Insurance
59 Maiden Ln 7th Floor
New York, NY 10038
----------------------------------------------------------------------------------------------------------------------------------
Home Insurance Co.                                                       HEC 9 00 65 37      10/01/75        11/01/76
IL - Director of Insurance
59 Maiden Ln 7th Floor
New York, NY 10038
----------------------------------------------------------------------------------------------------------------------------------
Home Insurance Co.                                                       HEC 9 00 70 84      11/01/76        03/01/77
IL - Director of Insurance
59 Maiden Ln 7th Floor
New York, NY 10038
----------------------------------------------------------------------------------------------------------------------------------
Home Insurance Co.                                                       HEC-9 32 85 14      11/01/76        03/01/77
IL - Director of Insurance
59 Maiden Ln 7th Floor
New York, NY 10038
----------------------------------------------------------------------------------------------------------------------------------
Home Insurance Co.                                                       HXL-1 57 77 40      01/01/84        01/01/85
IL - Director of Insurance
59 Maiden Ln 7th Floor
New York, NY 10038
----------------------------------------------------------------------------------------------------------------------------------
INSCO Limited                                                            2/0155-FC           10/01/77        10/01/78
n/k/a Indemnity Company of California
N/R with IL-DOI
17780 Fitch Suite 200
Irvine, CA 92614
----------------------------------------------------------------------------------------------------------------------------------
Insurance Co. of North America                                           XCP 4898            10/03/72        02/05/75
IL - Director of Insurance
1601 Chestnut St  P.O. Box 7716
Philadelphia, PA 19192
----------------------------------------------------------------------------------------------------------------------------------
Integrity Insurance Co.                                                  XL 208246           01/01/84        01/01/85
N/R with IL-DOI
20 W State St CN 325
Trenton, NJ 08625
----------------------------------------------------------------------------------------------------------------------------------
International Insurance Co.                                              523 238865 3        01/01/83        01/01/86
250 Commercial St   Ste 5000
Manchester, NH 03101
----------------------------------------------------------------------------------------------------------------------------------
International Insurance Co.                                              522 055013 4        02/05/85        01/01/86
250 Commercial St   Ste 5000
Manchester, NH 03101
----------------------------------------------------------------------------------------------------------------------------------
International Surplus Lines Insurance Co.            Merged into         10/1/1978           01/01/79
n/k/a International Insurance Co.                    International
250 Commercial St   Ste 5000                         Insur. Co. 1993
Manchester, NH 03101
----------------------------------------------------------------------------------------------------------------------------------
Lexington Insurance Co.                              Surplus Line        GC 550 37 19        05/13/74        11/01/75

                                   EXHIBIT "G"
             CONTRACTS TO BE ASSUMED BY THE ESTATE WITH NO CURE COST

----------------------------------------------------------------------------------------------------------------------------------
          CARRIER AND CONTACT INFO.                   COMMENTS          POLICY NUMBER        BEGIN DATE      END DATE
----------------------------------------------------------------------------------------------------------------------------------
N/R with IL-DOI
200 State St
Boston, MA 02109
----------------------------------------------------------------------------------------------------------------------------------
London                                                                   317-CN064           11/18/59        03/15/60
N/R with IL-DOI
115 S LaSalle St
Chicago, IL 60603
----------------------------------------------------------------------------------------------------------------------------------
London                                                                  Cover Note 287       03/15/60        03/15/61
N/R with IL-DOI
115 S LaSalle St
Chicago, IL 60603
----------------------------------------------------------------------------------------------------------------------------------
London                                                                   A.18169             03/15/60        03/15/61
N/R with IL-DOI
115 S LaSalle St
Chicago, IL 60603
----------------------------------------------------------------------------------------------------------------------------------
London                                                                   A.19209             03/15/61        03/15/62
N/R with IL-DOI
115 S LaSalle St
Chicago, IL 60603
----------------------------------------------------------------------------------------------------------------------------------
London                                                                   A.19211             03/15/61        03/15/62
N/R with IL-DOI
115 S LaSalle St
Chicago, IL 60603
----------------------------------------------------------------------------------------------------------------------------------
London                                                                   1689641             08/15/61        08/15/62
N/R with IL-DOI
115 S LaSalle St
Chicago, IL 60603
----------------------------------------------------------------------------------------------------------------------------------
London                                                                   A.19493             03/15/62        03/15/63
N/R with IL-DOI
115 S LaSalle St
Chicago, IL 60603
----------------------------------------------------------------------------------------------------------------------------------
London                                                                   A.19494             03/15/62        03/15/63
N/R with IL-DOI
115 S LaSalle St
Chicago, IL 60603
----------------------------------------------------------------------------------------------------------------------------------
London                                                                   A.20258             03/15/63        03/15/64
N/R with IL-DOI
115 S LaSalle St
Chicago, IL 60603
----------------------------------------------------------------------------------------------------------------------------------
London                                                                   A.21397             03/15/64        03/15/65
N/R with IL-DOI
115 S LaSalle St
Chicago, IL 60603
----------------------------------------------------------------------------------------------------------------------------------
London                                                                   A.22589             03/15/65        03/15/66
N/R with IL-DOI
115 S LaSalle St
Chicago, IL 60603
----------------------------------------------------------------------------------------------------------------------------------
London                                                                   DN 601773/K         03/15/66        06/01/66
N/R with IL-DOI                                                          17241/P.14534
115 S LaSalle St
Chicago, IL 60603
----------------------------------------------------------------------------------------------------------------------------------
London                                                                   507/60356010000     11/01/66        02/01/70
N/R with IL-DOI
115 S LaSalle St
Chicago, IL 60603
----------------------------------------------------------------------------------------------------------------------------------
London                                                                   507/60356020000     11/01/66        02/01/70
N/R with IL-DOI
115 S LaSalle St
Chicago, IL 60603
----------------------------------------------------------------------------------------------------------------------------------
London                                                                   11/1/1966           11/01/68
N/R with IL-DOI
115 S LaSalle St
Chicago, IL 60603
----------------------------------------------------------------------------------------------------------------------------------
London                                                                   CX 0828             11/01/68        11/01/71
N/R with IL-DOI
115 S LaSalle St
Chicago, IL 60603
----------------------------------------------------------------------------------------------------------------------------------
London                                                                   CX 0829             11/01/68        11/01/71
N/R with IL-DOI

                                   EXHIBIT "G"
             CONTRACTS TO BE ASSUMED BY THE ESTATE WITH NO CURE COST

----------------------------------------------------------------------------------------------------------------------------------
          CARRIER AND CONTACT INFO.                   COMMENTS          POLICY NUMBER        BEGIN DATE      END DATE
----------------------------------------------------------------------------------------------------------------------------------
115 S LaSalle St
Chicago, IL 60603
----------------------------------------------------------------------------------------------------------------------------------
London                                                                   125565              11/01/68        11/01/69
N/R with IL-DOI
115 S LaSalle St
Chicago, IL 60603
----------------------------------------------------------------------------------------------------------------------------------
London                                                                   125568              11/01/68        11/01/69
N/R with IL-DOI
115 S LaSalle St
Chicago, IL 60603
----------------------------------------------------------------------------------------------------------------------------------
London                                                                   X 3922              11/01/69        11/01/70
N/R with IL-DOI
115 S LaSalle St
Chicago, IL 60603
----------------------------------------------------------------------------------------------------------------------------------
London                                                                   507/X 0356010000    02/01/70        02/01/73
N/R with IL-DOI
115 S LaSalle St
Chicago, IL 60603
----------------------------------------------------------------------------------------------------------------------------------
London                                                                   507/X 0356020000    02/01/70        02/01/73
N/R with IL-DOI
115 S LaSalle St
Chicago, IL 60603
----------------------------------------------------------------------------------------------------------------------------------
London                                                                   507/30356010000     02/01/73        11/01/74
N/R with IL-DOI
115 S LaSalle St
Chicago, IL 60603
----------------------------------------------------------------------------------------------------------------------------------
London                                                                   507/40356010000     11/01/74        02/12/77
N/R with IL-DOI
115 S LaSalle St
Chicago, IL 60603
----------------------------------------------------------------------------------------------------------------------------------
London                                                                   507/40356020000     11/01/74        10/01/77
N/R with IL-DOI
115 S LaSalle St
Chicago, IL 60603
----------------------------------------------------------------------------------------------------------------------------------
London                                                                   507/50356030000     10/01/75        10/01/77
N/R with IL-DOI
115 S LaSalle St
Chicago, IL 60603
----------------------------------------------------------------------------------------------------------------------------------
London                                                                   507/60356040000     11/01/76        10/01/79
N/R with IL-DOI
115 S LaSalle St
Chicago, IL 60603
----------------------------------------------------------------------------------------------------------------------------------
London                                                                   507/70356010000     02/12/77        02/12/80
N/R with IL-DOI
115 S LaSalle St
Chicago, IL 60603
----------------------------------------------------------------------------------------------------------------------------------
London                                                                   507/70356080000     03/01/77        10/01/78
N/R with IL-DOI
115 S LaSalle St
Chicago, IL 60603
----------------------------------------------------------------------------------------------------------------------------------
London                                                                   507/70356090000     03/01/77        10/01/78
N/R with IL-DOI
115 S LaSalle St
Chicago, IL 60603
----------------------------------------------------------------------------------------------------------------------------------
London                                                                   507/70356020000     10/01/77        10/01/78
N/R with IL-DOI
115 S LaSalle St
Chicago, IL 60603
----------------------------------------------------------------------------------------------------------------------------------
London                                                                   507/70356030000     10/01/77        10/01/78
N/R with IL-DOI
115 S LaSalle St
Chicago, IL 60603
----------------------------------------------------------------------------------------------------------------------------------
London                                                                   507/80356020000     10/01/78        10/01/79
N/R with IL-DOI
115 S LaSalle St
Chicago, IL 60603
----------------------------------------------------------------------------------------------------------------------------------
London                                                                   507/80356030000     10/01/78        10/01/79
N/R with IL-DOI
115 S LaSalle St


                                   EXHIBIT "G"
             CONTRACTS TO BE ASSUMED BY THE ESTATE WITH NO CURE COST

----------------------------------------------------------------------------------------------------------------------------------
          CARRIER AND CONTACT INFO.                   COMMENTS          POLICY NUMBER        BEGIN DATE      END DATE
----------------------------------------------------------------------------------------------------------------------------------
Chicago, IL 60603
----------------------------------------------------------------------------------------------------------------------------------
London                                                                   507/80356080000     10/01/78        10/01/79
N/R with IL-DOI
115 S LaSalle St
Chicago, IL 60603
----------------------------------------------------------------------------------------------------------------------------------
London                                                                   507/80356090000     10/01/78        10/01/79
N/R with IL-DOI
115 S LaSalle St
Chicago, IL 60603
----------------------------------------------------------------------------------------------------------------------------------
London                                                                   507/97288210000     03/01/79        02/29/80
N/R with IL-DOI
115 S LaSalle St
Chicago, IL 60603
----------------------------------------------------------------------------------------------------------------------------------
London                                                                   507/90356020000     10/01/79        01/01/81
N/R with IL-DOI
115 S LaSalle St
Chicago, IL 60603
----------------------------------------------------------------------------------------------------------------------------------
London                                                                   507/90356030000     10/01/79        01/01/81
N/R with IL-DOI
115 S LaSalle St
Chicago, IL 60603
----------------------------------------------------------------------------------------------------------------------------------
London                                                                   507/90356080000     10/01/79        01/01/81
N/R with IL-DOI
115 S LaSalle St
Chicago, IL 60603
----------------------------------------------------------------------------------------------------------------------------------
London                                                                   507/90356090000     10/01/79        01/01/81
N/R with IL-DOI
115 S LaSalle St
Chicago, IL 60603
----------------------------------------------------------------------------------------------------------------------------------
London                                                                   551/UMP 0115        02/12/80        01/01/82
N/R with IL-DOI
115 S LaSalle St
Chicago, IL 60603
----------------------------------------------------------------------------------------------------------------------------------
London                                                                   551/UNP0014         01/01/81        01/01/82
N/R with IL-DOI
115 S LaSalle St
Chicago, IL 60603
----------------------------------------------------------------------------------------------------------------------------------
London                                                                   551/UNP0015         01/01/81        01/01/82
N/R with IL-DOI
115 S LaSalle St
Chicago, IL 60603
----------------------------------------------------------------------------------------------------------------------------------
London                                                                   509/KY 002182       01/01/82        01/01/85
N/R with IL-DOI
115 S LaSalle St
Chicago, IL 60603
----------------------------------------------------------------------------------------------------------------------------------
London                                                                   509/KY 002282       01/01/82        01/01/85
N/R with IL-DOI
115 S LaSalle St
Chicago, IL 60603
----------------------------------------------------------------------------------------------------------------------------------
London                                                                   KY 002382           01/01/82        01/01/83
N/R with IL-DOI
115 S LaSalle St
Chicago, IL 60603
----------------------------------------------------------------------------------------------------------------------------------
London (U.S. Fire Insurance Co.)                                         551/UMP 0133        02/12/80        01/01/81
N/R with IL-DOI
305 Madison Ave
Morristown, NJ 07960
----------------------------------------------------------------------------------------------------------------------------------
London (U.S. Fire Insurance Co.)                                         551/UNP0013         01/01/81        01/01/82
N/R with IL-DOI
305 Madison Ave
Morristown, NJ 07960
----------------------------------------------------------------------------------------------------------------------------------
Midland Insurance Co.                                In liquidation      XL 739200           01/01/83       01/01/84
NY Dept of Insur  212/480-2292
123 Williams St
New York, NY 10038
----------------------------------------------------------------------------------------------------------------------------------
Midland Insurance Co.                                In liquidation      XL 739293           01/01/84       01/01/85
NY Dept of Insur  212/480-2292
123 Williams St
New York, NY 10038
----------------------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT "G"
             CONTRACTS TO BE ASSUMED BY THE ESTATE WITH NO CURE COST


----------------------------------------------------------------------------------------------------------------------------------
          CARRIER AND CONTACT INFO.                   COMMENTS          POLICY NUMBER        BEGIN DATE      END DATE
----------------------------------------------------------------------------------------------------------------------------------
Midland Insurance Co.                                In liquidation      XL 749290           01/01/85        01/01/86
NY Dept of Insur  212/480-2292
123 Williams St
New York, NY 10038
----------------------------------------------------------------------------------------------------------------------------------
Midland Insurance Co.                                In liquidation      XL 749291           01/01/85        01/01/86
NY Dept of Insur  212/480-2292
123 Williams St
New York, NY 10038
----------------------------------------------------------------------------------------------------------------------------------
Midland Insurance Co.                                In liquidation      XL 49292            01/01/85        01/01/86
NY Dept of Insur  212/480-2292
123 Williams St
New York, NY 10038
----------------------------------------------------------------------------------------------------------------------------------
Mission Insurance Co.                                In liquidation      M 847768            01/01/81        01/01/82
CA Dept of Insur  415/538-4040
45 Fremont St 23rd Floor
San Francisco, CA 94105
----------------------------------------------------------------------------------------------------------------------------------
Mission Insurance Co.                                In liquidation      MN 031792           01/01/84        01/01/85
CA Dept of Insur  415/538-4040
45 Fremont St 23rd Floor
San Francisco, CA 94105
----------------------------------------------------------------------------------------------------------------------------------
Mission Insurance Co.                                In liquidation      MN 031631           01/01/84        01/01/85
CA Dept of Insur  415/538-4040
45 Fremont St 23rd Floor
San Francisco, CA 94105
----------------------------------------------------------------------------------------------------------------------------------
Mission Insurance Co.                                In liquidation      MN 031632           01/01/84        01/01/85
CA Dept of Insur  415/538-4040
45 Fremont St 23rd Floor
San Francisco, CA 94105
----------------------------------------------------------------------------------------------------------------------------------
Mission National Insurance Co.                       In liquidation      MN 003781           01/01/82        01/01/83
CA Dept of Insur  415/538-4040
45 Fremont St 23rd Floor
San Francisco, CA 94105
----------------------------------------------------------------------------------------------------------------------------------
Mission National Insurance Co.                       In liquidation      MN 042541           01/01/85        01/01/86
CA Dept of Insur  415/538-4040
45 Fremont St 23rd Floor
San Francisco, CA 94105
----------------------------------------------------------------------------------------------------------------------------------
Mission National Insurance Co.                       In liquidation      MN 042674           02/01/85        01/01/86
CA Dept of Insur  415/538-4040
45 Fremont St 23rd Floor
San Francisco, CA 94105
----------------------------------------------------------------------------------------------------------------------------------
National Casualty Co.                                                    XL 00 1992          01/01/85        01/01/86
IL - Director of Insurance
8877 N Gainey Center Dr
Scottsdale, AZ 85261
----------------------------------------------------------------------------------------------------------------------------------
National Surety Corp. n/k/a Firemens Fund                                XLX-148 25 00       02/01/83        01/01/84
233 N Wacker Dr  Ste 2000
Chicago, IL 60606-6308
----------------------------------------------------------------------------------------------------------------------------------
National Surety Corp. n/k/a Firemens Fund                                3-64 XLX-153 02     01/01/84        01/01/85
233 N Wacker Dr  Ste 2000                                                37
Chicago, IL 60606-6308
----------------------------------------------------------------------------------------------------------------------------------
National Union Fire Insurance Co. of                                     9605676             01/01/83        01/01/84
Pittsburgh, PA
IL - Director of Insurance
70 Pine St
New York, NY 10270
----------------------------------------------------------------------------------------------------------------------------------
National Union Fire Insurance Co. of                                     9605678             01/01/84        01/01/85
Pittsburgh, PA
IL - Director of Insurance
70 Pine St
New York, NY 10270
----------------------------------------------------------------------------------------------------------------------------------
Northbrook Excess and Surplus Insurance Co.                              63-004-997          10/01/78        10/01/79
n/k/a Allstate
3075 Sanders Rd.  H1A
Northbrook, IL 60062-7127
----------------------------------------------------------------------------------------------------------------------------------
Northbrook Insurance Co. n/k/a Allstate                                  63 001 233          11/01/75        10/01/76
3075 Sanders Rd.  H1A
Northbrook, IL 60062-7127
----------------------------------------------------------------------------------------------------------------------------------
Northbrook Insurance Co. n/k/a Allstate                                  63-002-263          10/01/76        11/01/76
3075 Sanders Rd.  H1A
Northbrook, IL 60062-7127
----------------------------------------------------------------------------------------------------------------------------------
Northbrook Insurance Co. n/k/a Allstate                                  63-002-372          11/01/76        10/01/77

                                   EXHIBIT "G"
             CONTRACTS TO BE ASSUMED BY THE ESTATE WITH NO CURE COST


----------------------------------------------------------------------------------------------------------------------------------
          CARRIER AND CONTACT INFO.                   COMMENTS          POLICY NUMBER        BEGIN DATE      END DATE
----------------------------------------------------------------------------------------------------------------------------------
3075 Sanders Rd.  H1A
Northbrook, IL 60062-7127
----------------------------------------------------------------------------------------------------------------------------------
Northbrook Insurance Co. n/k/a Allstate                                  63 002 373          11/01/76        10/01/77
3075 Sanders Rd.  H1A
Northbrook, IL 60062-7127
----------------------------------------------------------------------------------------------------------------------------------
Northbrook Insurance Co. n/k/a Allstate                                  63 003 639          10/01/77        10/01/78
3075 Sanders Rd.  H1A
Northbrook, IL 60062-7127
----------------------------------------------------------------------------------------------------------------------------------
Northbrook Insurance Co. n/k/a Allstate                                  63 003 640          10/01/77        10/01/78
3075 Sanders Rd.  H1A
Northbrook, IL 60062-7127
----------------------------------------------------------------------------------------------------------------------------------
Northumberland General Insurance Co.                 Surplus Line        BXL 1302            01/01/84        01/01/85
NY Dept of Insur  212/480-2292                       Dismissed with
123 Williams St                                      Prejudice on
New York, NY 10038                                   5/12/98.
                                                     Liquidation 8/2/85
----------------------------------------------------------------------------------------------------------------------------------
Pine Top Insurance Co.                               In liquidation      MLP 10 04 76        10/01/77        10/01/78
IL - Director of Insurance                           Illinois
222 Merchandise Mart Plaza Suite 1450
Chicago, IL 60654
----------------------------------------------------------------------------------------------------------------------------------
Pine Top Insurance Co.                               In liquidation      MLP 10 04 76        10/01/77        10/01/78
IL - Director of Insurance                           Illinois
222 Merchandise Mart Plaza Suite 1450
Chicago, IL 60654
----------------------------------------------------------------------------------------------------------------------------------
Pine Top Insurance Co.                               In liquidation      MLP 10 09 31        10/01/78        10/01/79
IL - Director of Insurance                           Illinois
222 Merchandise Mart Plaza Suite 1450
Chicago, IL 60654
----------------------------------------------------------------------------------------------------------------------------------
Pine Top Insurance Co.                               In liquidation      MLP 10 09 31        10/01/78        10/01/79
IL - Director of Insurance                           Illinois
222 Merchandise Mart Plaza Suite 1450
Chicago, IL 60654
----------------------------------------------------------------------------------------------------------------------------------
Pine Top Insurance Co.                               In liquidation      MLP 10 09 31        01/01/79        10/01/79
IL - Director of Insurance                           Illinois
222 Merchandise Mart Plaza Suite 1450
Chicago, IL 60654
----------------------------------------------------------------------------------------------------------------------------------
Pine Top Insurance Co.                               In liquidation      MLP 10 09 31        03/02/79        10/01/79
IL - Director of Insurance                           Illinois
222 Merchandise Mart Plaza Suite 1450
Chicago, IL 60654
----------------------------------------------------------------------------------------------------------------------------------
Pine Top Insurance Co.                               In liquidation      MLP 10 09 99        10/01/79        01/01/81
IL - Director of Insurance                           Illinois
222 Merchandise Mart Plaza Suite 1450
Chicago, IL 60654
----------------------------------------------------------------------------------------------------------------------------------
Pine Top Insurance Co.                               In liquidation      MLP 10 09 99        10/01/79        01/01/81
IL - Director of Insurance                           Illinois
222 Merchandise Mart Plaza Suite 1450
Chicago, IL 60654
----------------------------------------------------------------------------------------------------------------------------------
Pine Top Insurance Co.                               In liquidation      MLP 10 09 99        10/01/79        01/01/81
IL - Director of Insurance                           Illinois
222 Merchandise Mart Plaza Suite 1450
Chicago, IL 60654
----------------------------------------------------------------------------------------------------------------------------------
Pine Top Insurance Co.                               In liquidation      MLP 10 09 99        10/01/79        01/01/81
IL - Director of Insurance                           Illinois
222 Merchandise Mart Plaza Suite 1450
Chicago, IL 60654
----------------------------------------------------------------------------------------------------------------------------------
Pine Top Insurance Co.                               In liquidation      MLP 10 21 60        01/01/81        01/01/82
IL - Director of Insurance                           Illinois
222 Merchandise Mart Plaza Suite 1450
Chicago, IL 60654
----------------------------------------------------------------------------------------------------------------------------------
Protective National Insurance Co. of Omaha                               XUB 180-70-23       01/01/83        01/01/84
IL - Director of Insurance
105 S 17th St
Omaha, NE 68102
----------------------------------------------------------------------------------------------------------------------------------
Prudential Reinsurance Co.                                               DXC 901 019         11/01/75        12/01/76
n/k/a Everest Insurance Co.
IL - Director of Insurance
P.O. Box 830
Liberty Corner, NJ 07938-0830
----------------------------------------------------------------------------------------------------------------------------------
Prudential Reinsurance Co.                                               DXC 901026          12/22/75        03/01/76

                                   EXHIBIT "G"
             CONTRACTS TO BE ASSUMED BY THE ESTATE WITH NO CURE COST


----------------------------------------------------------------------------------------------------------------------------------
          CARRIER AND CONTACT INFO.                   COMMENTS          POLICY NUMBER        BEGIN DATE      END DATE
----------------------------------------------------------------------------------------------------------------------------------
n/k/a Everest Insurance Co.
IL - Director of Insurance
P.O. Box 830
Liberty Corner, NJ 07938-0830
----------------------------------------------------------------------------------------------------------------------------------
Prudential Reinsurance Co.                                               DXC 901078          03/01/76        10/01/77
n/k/a Everest Insurance Co.
IL - Director of Insurance
P.O. Box 830
Liberty Corner, NJ 07938-0830
----------------------------------------------------------------------------------------------------------------------------------
Prudential Reinsurance Co.                                               DXC 901271          12/01/76        10/01/77
n/k/a Everest Insurance Co.
IL - Director of Insurance
P.O. Box 830
Liberty Corner, NJ 07938-0830
----------------------------------------------------------------------------------------------------------------------------------
Prudential Reinsurance Co.                                               DXC DX 0380         10/01/77        10/01/78
n/k/a Everest Insurance Co.
IL - Director of Insurance
P.O. Box 830
Liberty Corner, NJ 07938-0830
----------------------------------------------------------------------------------------------------------------------------------
Prudential Reinsurance Co.                                               DXC DX 0381         10/01/77        10/01/78
n/k/a Everest Insurance Co.
IL - Director of Insurance
P.O. Box 830
Liberty Corner, NJ 07938-0830
----------------------------------------------------------------------------------------------------------------------------------
Prudential Reinsurance Co.                                               DXC DX 1138         10/01/78        10/01/79
n/k/a Everest Insurance Co.
IL - Director of Insurance
P.O. Box 830
Liberty Corner, NJ 07938-0830
----------------------------------------------------------------------------------------------------------------------------------
Prudential Reinsurance Co.                                               DXC DX 1139         10/01/78        10/01/79
n/k/a Everest Insurance Co.
IL - Director of Insurance
P.O. Box 830
Liberty Corner, NJ 07938-0830
----------------------------------------------------------------------------------------------------------------------------------
Prudential Reinsurance Co.                                               DXC DX 1461         04/01/79        10/01/79
n/k/a Everest Insurance Co.
IL - Director of Insurance
P.O. Box 830
Liberty Corner, NJ 07938-0830
----------------------------------------------------------------------------------------------------------------------------------
Puritan Insurance Co. n/k/a Westport                 Insolvent 8/16/77   ML 65-03-07         03/01/77        10/01/77
Insurance Co.
IL - Director of Insurance
P.O. Box 2979
Overland Park, KS 66201-1379
----------------------------------------------------------------------------------------------------------------------------------
Republic Insurance Co.                                                   CDE 0838            01/01/84        01/01/85
IL - Director of Insurance
P.O. Box 660560
Dallas, TX 75266-0560
----------------------------------------------------------------------------------------------------------------------------------
Republic Insurance Co.                                                   CDE 0818            01/01/84        01/01/85
IL - Director of Insurance
P.O. Box 660560
Dallas, TX 75266-0560
----------------------------------------------------------------------------------------------------------------------------------
Republic Insurance Co.                                                   CDE 0819            01/01/84        01/01/85
IL - Director of Insurance
P.O. Box 660560
Dallas, TX 75266-0560
----------------------------------------------------------------------------------------------------------------------------------
Republic Insurance Co.                                                   CDE 1415            01/01/85        01/01/86
IL - Director of Insurance
P.O. Box 660560
Dallas, TX 75266-0560
----------------------------------------------------------------------------------------------------------------------------------
Republic Insurance Co.                                                   CDE 1416            01/01/85        01/01/86
IL - Director of Insurance
P.O. Box 660560
Dallas, TX 75266-0560
----------------------------------------------------------------------------------------------------------------------------------
Republic Insurance Co.                                                   CDE 1428            01/01/85        01/01/86
IL - Director of Insurance
P.O. Box 660560
Dallas, TX 75266-0560
----------------------------------------------------------------------------------------------------------------------------------
Southern American Insurance Co.                      Liquidated March    04-006XX 800111     11/14/78        10/01/79
N/R with IL-DOI                                      25, 1992

                                   EXHIBIT "G"
             CONTRACTS TO BE ASSUMED BY THE ESTATE WITH NO CURE COST


----------------------------------------------------------------------------------------------------------------------------------
          CARRIER AND CONTACT INFO.                   COMMENTS          POLICY NUMBER        BEGIN DATE      END DATE
----------------------------------------------------------------------------------------------------------------------------------
3110 State Office Bldg
St Lake City, UT 84114
----------------------------------------------------------------------------------------------------------------------------------
Southern American Insurance Co.                      Liquidated March    04-006XX 800217     10/01/79        01/01/81
N/R with IL-DOI                                      25, 1992
3110 State Office Bldg
St Lake City, UT 84114
----------------------------------------------------------------------------------------------------------------------------------
Southern American Insurance Co.                      Liquidated March    04-006XX 800408     01/01/81        01/01/82
N/R with IL-DOI                                      25, 1992
3110 State Office Bldg
St Lake City, UT 84114
----------------------------------------------------------------------------------------------------------------------------------
St. Paul Surplus Lines Insurance Co.                 Surplus Line        966VA0080           01/01/83        01/01/84
N/R with IL-DOI
385 Washington St
St Paul, MN 55102
----------------------------------------------------------------------------------------------------------------------------------
St. Paul Surplus Lines Insurance Co.                 Surplus Line        LCO 55 15568        01/01/84        01/01/85
N/R with IL-DOI
385 Washington St
St Paul, MN 55102
----------------------------------------------------------------------------------------------------------------------------------
Stonewall Insurance Co.                              Not listed in       35000544            03/01/76        03/01/77
IL - Director of Insurance                           complaint but have
7 Bulfinch Pl, P.O. Box 9510                         policy
Boston, MA 02114-9510
----------------------------------------------------------------------------------------------------------------------------------
Transamerica Premier Insurance Co.                                       USE 1339-7734       01/01/84        01/01/85
n/k/a TIG Premier Insurance Co.
IL - Director of Insurance
P.O. Box 152870
Irving, TX 75015-8830
----------------------------------------------------------------------------------------------------------------------------------
Transit Casualty Co.                                 In liquidation      SCU 955 106         03/02/79        10/01/79
MO Dep of Insur   573/751-4126                       Missouri
301 W High St, 6N P.O. Box 690
Jefferson City, MO 65102
----------------------------------------------------------------------------------------------------------------------------------
Transit Casualty Co.                                 In liquidation      SCU 956697          01/01/83        01/01/84
MO Dep of Insur   573/751-4126                       Missouri
301 W High St, 6N P.O. Box 690
Jefferson City, MO 65102
----------------------------------------------------------------------------------------------------------------------------------
Transit Casualty Co.                                 In liquidation      SCU 956-686         01/01/84        01/01/85
MO Dep of Insur   573/751-4126                       Missouri
301 W High St, 6N P.O. Box 690
Jefferson City, MO 65102
----------------------------------------------------------------------------------------------------------------------------------
Transit Casualty Co.                                 In liquidation      SCU 957073          01/01/85        01/01/86
MO Dep of Insur   573/751-4126                       Missouri
301 W High St, 6N P.O. Box 690
Jefferson City, MO 65102
----------------------------------------------------------------------------------------------------------------------------------
Transport Indemnity Co.                              In liquidation      TEL 00426 C         01/01/82        01/01/83
CA Dept of Insur  415/538-4040                       California
45 Fremont St 23rd Floor
San Francisco, CA 94105
----------------------------------------------------------------------------------------------------------------------------------
Transport Indemnity Co.                              In liquidation      TEL 00632 C         01/01/83        01/01/84
CA Dept of Insur  415/538-4040                       California
45 Fremont St 23rd Floor
San Francisco, CA 94105
----------------------------------------------------------------------------------------------------------------------------------
Transport Indemnity Co.                              In liquidation      TEL 00782C          01/01/84        06/18/85
CA Dept of Insur  415/538-4040                       California
45 Fremont St 23rd Floor
San Francisco, CA 94105
----------------------------------------------------------------------------------------------------------------------------------
Transport Indemnity Co.                              In liquidation      TEL 00783C          01/01/84        01/01/85
CA Dept of Insur  415/538-4040                       California
45 Fremont St 23rd Floor
San Francisco, CA 94105
----------------------------------------------------------------------------------------------------------------------------------
Transport Indemnity Co.                              In liquidation      TEL 00782C          01/01/85        06/18/85
CA Dept of Insur  415/538-4040                       California
45 Fremont St 23rd Floor
San Francisco, CA 94105
----------------------------------------------------------------------------------------------------------------------------------
Transportation Insurance Co.                                             CCP 007-43-69-45    11/01/78        01/01/82
CNA Plaza                                                                MAN
Chicago, IL 60685
----------------------------------------------------------------------------------------------------------------------------------
Transportation Insurance Co.                                             CCP 007-43-69-45    01/01/82        01/01/85
CNA Plaza                                                                MAN
Chicago, IL 60685
----------------------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT "G"
             CONTRACTS TO BE ASSUMED BY THE ESTATE WITH NO CURE COST


----------------------------------------------------------------------------------------------------------------------------------
          CARRIER AND CONTACT INFO.                   COMMENTS          POLICY NUMBER        BEGIN DATE      END DATE
----------------------------------------------------------------------------------------------------------------------------------
Transportation Insurance Co.                                             CCP 001702094       01/01/85        01/01/86
CNA Plaza
Chicago, IL 60685
----------------------------------------------------------------------------------------------------------------------------------
Transportation Insurance Co.                                             CCP 001-70-33-21    01/01/86        01/01/87
CNA Plaza
Chicago, IL 60685
----------------------------------------------------------------------------------------------------------------------------------
Travelers Indemnity Co.(8)                           In liquidation      T-KSPL-909321-69    10/01/69        10/01/73
IL - Director of Insurance
One Tower Sq
Hartford, CT 06183
----------------------------------------------------------------------------------------------------------------------------------
Travelers Indemnity Co.                              In liquidation      TEX-909322-69       11/01/69        10/01/72
IL - Director of Insurance
One Tower Sq
Hartford, CT 06183
----------------------------------------------------------------------------------------------------------------------------------
Travelers Indemnity Co.                              In liquidation      TRJ-SPL-106T222-73  10/01/73        10/01/74
IL - Director of Insurance
One Tower Sq
Hartford, CT 06183
----------------------------------------------------------------------------------------------------------------------------------
Travelers Indemnity Co.                              In liquidation      TRJ-SPL-106T222-74  10/01/74        10/01/76
IL - Director of Insurance
One Tower Sq
Hartford, CT 06183
----------------------------------------------------------------------------------------------------------------------------------
Travelers Indemnity Co.                              In liquidation      TEX-136T374-9-75    10/01/75        10/01/76
IL - Director of Insurance
One Tower Sq
Hartford, CT 06183
----------------------------------------------------------------------------------------------------------------------------------
Travelers Indemnity Co.                              In liquidation      T-EX-136T374-9-76   10/01/76        10/01/77
IL - Director of Insurance
One Tower Sq
Hartford, CT 06183
----------------------------------------------------------------------------------------------------------------------------------
Travelers Indemnity Co.                              In liquidation      TRJ-SPL-            10/01/76        11/01/78
IL - Director of Insurance                                               149T866-8-76
One Tower Sq
Hartford, CT 06183
----------------------------------------------------------------------------------------------------------------------------------
Travelers Indemnity Co.                              In liquidation      TEX-136T374-9-77    10/01/77        10/01/78
IL - Director of Insurance
One Tower Sq
Hartford, CT 06183
----------------------------------------------------------------------------------------------------------------------------------
Travelers Indemnity Co.                              In liquidation      TEX-136T374-9-78    10/01/78        07/01/79
IL - Director of Insurance
One Tower Sq
Hartford, CT 06183
----------------------------------------------------------------------------------------------------------------------------------
Twin City Fire Insurance Co.                                             TXS 101295          01/01/83        01/01/84
IL - Director of Insurance
Hartford Plaza
Hartford, CT 06115
----------------------------------------------------------------------------------------------------------------------------------
Twin City Fire Insurance Co.                                             TXS 102251          01/01/84        01/01/85
IL - Director of Insurance
Hartford Plaza
Hartford, CT 06115
----------------------------------------------------------------------------------------------------------------------------------
Wausau Insurance Co.                                                     228-80043           11/01/47        11/01/48
n/k/a Wausau General Insurance Co.
N/R with IL-DOI
P.O. Box 8017
Wausau, WI 544028017
----------------------------------------------------------------------------------------------------------------------------------
Wausau Insurance Co.                                                     229-64139           09/01/48        09/01/49
n/k/a Wausau General Insurance Co.
N/R with IL-DOI
P.O. Box 8017
Wausau, WI 544028017
----------------------------------------------------------------------------------------------------------------------------------
Western Employers Insurance Co.                      In liquidation      EX 10-0185-20631    01/25/85        01/01/86
CA Dept of Insur  415/538-4040                       California
45 Fremont St 23rd Floor
San Francisco, CA 94105
----------------------------------------------------------------------------------------------------------------------------------
Zurich Insurance Co. - Zurich                                            IRD SR 4045         11/01/76        10/01/77
n/k/a Zurich American Insurance Co.

--------

(8) Travelers policies are subject to the terms of the Settlement Agreement and Rating Agreements.

                                   EXHIBIT "G"
             CONTRACTS TO BE ASSUMED BY THE ESTATE WITH NO CURE COST


----------------------------------------------------------------------------------------------------------------------------------
          CARRIER AND CONTACT INFO.                   COMMENTS          POLICY NUMBER        BEGIN DATE      END DATE
----------------------------------------------------------------------------------------------------------------------------------
IL - Director of Insurance
Mythenquai 2, 8002
Zurich, Switzerland
----------------------------------------------------------------------------------------------------------------------------------
Zurich Insurance Co. - Zurich                                            IRD SR 4045/2       10/01/77        10/01/78
n/k/a Zurich American Insurance Co.
IL - Director of Insurance
Mythenquai 2, 8002
Zurich, Switzerland
----------------------------------------------------------------------------------------------------------------------------------
Zurich International Ltd. - Hamilton                 Surplus Line        ZI 7091/3           10/01/78        10/01/79
N/R with IL-DOI
50 Cedar Ave
Hamilton HM11, Bermuda
----------------------------------------------------------------------------------------------------------------------------------
Zurich International Ltd. - Hamilton                Surplus Line         ZI 7091/4           10/01/79        01/01/81
N/R with IL-DOI
50 Cedar Ave
Hamilton HM11, Bermuda
----------------------------------------------------------------------------------------------------------------------------------
Zurich International Ltd. - Hamilton                 Surplus Line        ZIB 7497-5C         01/01/81        01/01/82
N/R with IL-DOI
50 Cedar Ave
Hamilton HM11, Bermuda
----------------------------------------------------------------------------------------------------------------------------------
Zurich International Ltd. - Hamilton                 Surplus Line        ZIB 7700-82-C       01/01/82        01/01/83
N/R with IL-DOI
50 Cedar Ave
Hamilton HM11, Bermuda
----------------------------------------------------------------------------------------------------------------------------------
Zurich International Ltd. - Hamilton                 Surplus Line        ZIB 7701-82-C       01/01/82        01/01/83
N/R with IL-DOI
50 Cedar Ave
Hamilton HM11, Bermuda
----------------------------------------------------------------------------------------------------------------------------------

NOTE: The Insureds also intend, by this Notice, to preserve and assume any rights or benefits available under any other insurance policies of the kind enumerated above, regardless of when such policies were entered into or expired.

* New Union refers to a single-member Delaware limited liability company entity to be formed in accordance with Section 7.3.2. of Fruit of the Loom's Second Amended Joint Plan of Reorganization. Additionally, pursuant to the Disclosure Statement filed with this Court on February 4, 2002 with respect to the Second Amended Joint Plan of Reorganization, assets of Union Underwear used in, of, or relating to the Apparel Business will revest in Union Underwear and be transferred to a newly-created, single-member limited liability company ("Newco").

                                    EXHIBIT E
                  FORM OF NOTICE OF ENTRY OF CONFIRMATION ORDER

                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE


-----------------------------------x
In re:                             :        Chapter 11 Cases
                                   :
FRUIT OF THE LOOM, INC., et al.,   :        Case No. 99-04497 (PJW)
                         -- ---    :
                                   :
                  Debtors.         :        Jointly Administered
                                   :
                                   :        RELATED TO DOCKET
-----------------------------------x        NOS. ____

           NOTICE OF ENTRY OF ORDER UNDER 11 U.S.C.SS. 1129(A) AND (B)
            CONFIRMING THIRD AMENDED JOINT PLAN OF REORGANIZATION OF
                            FRUIT OF THE LOOM, INC.,
                   ET AL. UNDER CHAPTER 11 OF BANKRUPTCY CODE
                   -- --- -----------------------------------

TO ALL HOLDERS OF CLAIMS, HOLDERS OF EQUITY INTERESTS AND EQUITY SECURITY HOLDERS AND OTHER PARTIES IN INTEREST OF FRUIT OF THE LOOM:

          PLEASE TAKE NOTICE that, on April 19, 2002, the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") entered the Findings of Fact and Conclusions of Law Relating to, and Order Under 11 U.S.C. ss. 1129(a) and (b) Confirming, Third Amended Joint Plan of Reorganization of Fruit of the Loom under Chapter 11 of the Bankruptcy Code (such plan of reorganization, as modified and amended, being the "Plan," and such order being the "Order"). Capitalized terms not defined in this notice have the meanings ascribed to them in the Order or Plan.

          PLEASE TAKE FURTHER NOTICE that, subject to the occurrence of the Effective Date and the NWI Effective Date, the provisions of the Plan bind Fruit of the Loom, any person or entity issuing securities under the Plan, any person or entity acquiring property under the Plan, and any holder of a Claim or Equity Interest, whether or not the Claim or Equity Interest of such creditor or equity security holder is impaired under the Plan and whether or not such creditor or equity security holder has accepted the Plan.

          PLEASE TAKE FURTHER NOTICE that, pursuant to the Plan, Priority Non-Tax Claims are unimpaired. Holders of

Priority Non-Tax Claims will either be paid in full in Cash on or as soon as practicable after the Effective Date or receive such treatment as to which Fruit of the Loom or Reorganized Fruit of the Loom, as the case may be, and such holder agree in writing. Prepetition Secured Creditor Claims, other Secured Claims, Unsecured Claims, and Trade Claims less than $2,500, are impaired and will receive only those distributions provided under the Plan. Creditors' Securities Fraud Claims, Old Capital Stock, Old FTL Cayman Common Stock, Old FTL Inc. Preferred Stock, Old FTL Inc. Common Stock, Transferred Subsidiary Equity Interests and other Equity Interests will receive no distribution under the Plan.

          PLEASE TAKE FURTHER NOTICE that, except as otherwise provided in the Plan or the Confirmation Order (including any right to receive Distributions under the Plan), in accordance with section 1141(d)(1) of the Bankruptcy Code, the Plan and the Confirmation Order shall discharge Fruit of the Loom and Reorganized Fruit of the Loom, effective as of the Effective Date (or as to FTL Inc. and NWI, effective as of the NWI Effective Date), from all debts of, Claims against, Liens on the property of, and Equity Interests or other interests in Fruit of the Loom (and each member thereof) and their assets and properties that arose at any time before the entry of the Confirmation Order to the fullest extent permitted by law. Without limiting the generality of the foregoing, the entry of the Confirmation Order shall discharge any liability of a Transferred Debtor Subsidiary for the taxes of any other person under Internal Revenue Code Treasury Regulation Section 1.1502-6 or any similar provision of state, local or foreign law, as a transferee or successor, by contract or otherwise. The discharge of Fruit of the Loom and Reorganized Fruit of the Loom shall be effective as to each and all Discharged Claim or Interest, regardless of whether a proof of Claim or Equity Interest therefor was filed, whether the holder thereof votes to accept the Plan, or whether the holder of any Discharged Claim or Interest receives any distribution under the Plan. On or after the Effective Date (or the NWI Effective Date, as applicable), as to all Discharged Claims and Interests, any holder of such Claim or Interest shall be precluded from asserting against Fruit of the Loom, Reorganized Fruit of the Loom, each member of either of the foregoing, and each Plan Entity, the successors or assigns of any of the foregoing, or any of their assets or properties, any other or further debt, Claim Lien, Equity Interest or any other interest based upon any document, instrument, act, omission, transaction, or other action or inaction of any kind or nature that occurred before the Effective Date (or the NWI Effective Date, as applicable).

          PLEASE TAKE FURTHER NOTICE that, except as otherwise provided in the Plan, the Scheme of Arrangement (with respect to FTL Cayman only), or the Confirmation Order or a separate order of the Bankruptcy Court, as of the Effective Date (or the NWI Effective Date, as applicable), all entities that have held, currently hold or may hold a Discharged Claim or Interest or other right of an equity security holder that is terminated and canceled pursuant to the terms of the Plan, are permanently enjoined from taking any of the following actions on account of any such Discharged Claims or Equity Interests or rights:
(1) commencing or continuing in any manner any action or other proceeding against any member of Fruit of the Loom, Reorganized Fruit of the Loom, the Consolidated Estate, the Estate of any member of Fruit of the Loom, the Estates of Reorganized Fruit of the Loom or any member thereof, any Plan Entity, or any properties and interests in properties of any of the foregoing; (2) enforcing, attaching, collecting or recovering in any manner any judgment, award, decree or order against any member of Fruit of the Loom, any member of Reorganized Fruit of the Loom, the Consolidated Estate, the Estate of any member of Fruit of the Loom, any Plan Entity, or any properties and interests in properties of any of the foregoing; (3) creating, perfecting or enforcing any Lien or encumbrance against any member of Fruit of the Loom, any member of Reorganized Fruit of the Loom, the Consolidated Estate, the Estate of any member of Fruit of the Loom, any Plan Entity, or any properties and interests in properties of each of the foregoing; (4) asserting a setoff, right of subrogation or recoupment of any kind against any member of Fruit of the Loom, Reorganized Fruit of the Loom, the Consolidated Estate, the Estate of any member of Fruit of the Loom, any Plan Entity, or any properties and interests in properties of each of the foregoing; and (5) commencing or continuing any action, in any manner, in any place that does not comply with or is inconsistent with the provisions of the Plan, the Scheme of Arrangement, or the Confirmation Order. Such injunction shall extend to all successors of Fruit of the Loom, Reorganized Fruit of the Loom, and their respective properties and interests in property.

          PLEASE TAKE FURTHER NOTICE that, except as provided in the Plan, unless a particular Secured Claim is Reinstated: (i) each holder of a Secured Claim or a DIP Facility Claim or a Claim that is purportedly a Secured Claim or DIP Facility Claim shall (x) turn over and release to the relevant member of Fruit of the Loom, Reorganized Fruit of the Loom, or any applicable Plan Entity, as the case may be, any and all property of the relevant member of Fruit of the Loom or Reorganized Fruit of the Loom that secures or purportedly secures its Claim, and (y) execute such documents and instruments as any member of Fruit of the Loom or Reorganized Fruit of the Loom or any Plan Entity may reasonably require to evidence the holder's release of such property; and (ii) on the Effective Date as to the Consolidated Estate, and on the NWI Effective Date as to NWI, all claims, right, title and interest in that property shall be transferred to, or vest or revest in, the relevant member of Reorganized Fruit of the Loom or vest in the Purchaser, Newco, any applicable Plan Entity, or any successor to any of the foregoing, as the case may be, free and clear of all Claims and Equity Interests, including, Liens, charges, pledges, interests, encumbrances, security interests and any other interests of any kind.

          PLEASE TAKE FURTHER NOTICE that, pursuant to the Plan and the Order, the satisfaction, release, and discharge pursuant to Sections 10.1, 10.2, 13.2, 14.1, 14.2, 14.3, 14.4, 14.5 and 14.6 of the Plan shall also act as an injunction against any Entity commencing or continuing any action, employment of process, or other act against Fruit of the Loom or Reorganized Fruit of the Loom to collect, offset, or recover any Claim or Cause of Action satisfied, released, or discharged under the Plan.

          PLEASE TAKE FURTHER NOTICE that, pursuant to the Plan and the Order, in accordance with Section 14.4 of the Plan, all of the Fruit of the Loom Avoidance Actions against holders of Class 4A, 4C or Class 5 Claims (other than Farley Claims) shall be deemed waived and released whether or not such Avoidance Actions had been actually commenced as of the Effective Date, by Fruit of the Loom and each of the Plan Entities (other than the NWI Liquidation Agents), except that FOL Liquidation Trust shall have the right to assert Avoidance Actions against a holder of a Class 4A, 4C or Class 5 Claim to the fullest extent permitted by law as a defense or offset to a proof of an Administrative Priority Claim, other Priority Claim, or Other Secured Claim asserted by any such holder, and any Avoidance Action against Farley may be prosecuted affirmatively against Farley by FOL Liquidation Trust or asserted by any of the Plan Entities to the fullest extent permitted by law as a defense or offset against any Farley Claim. Notwithstanding the foregoing, no Avoidance Action may be asserted as a claim, defense, offset, recoupment, or otherwise against any claim of

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

any Prepetition Secured Creditor or against any Administrative Expense
Claim by any members of or funds or accounts advised by members of the Ad Hoc Committee of 8-7/8% Noteholders or any professionals retained by them, under section 503(b) of the Bankruptcy Code. All other rights of Fruit of the Loom, Reorganized Fruit of the Loom, or any Plan Entity to bring Avoidance Actions against any other Entity is hereby preserved. NWI Successor shall retain the right to bring, prosecute and settle all Avoidance Actions of NWI. As of the Effective Date, all of Fruit of the Loom's interest in any Avoidance Action then pending against any holder of a Class 4A Claim (other than the Farley Claims) shall be assigned to the Unsecured Creditors Trust and all of Fruit of the Loom's interest in Avoidance Actions then pending against any holder of a Class 5 Claim shall be assigned to the FOL Liquidation Trust.

          PLEASE TAKE FURTHER NOTICE that, pursuant to the Plan and the Order, as of the Effective Date, all intercompany Claims not contributed to one or more members of Fruit of the Loom prior to substantive consolidation shall be extinguished and no distribution shall be made under the Plan with respect to any such Claim. Claims of any member of Fruit of the Loom against any Nondebtor Affiliates and Claims of Nondebtor Affiliates against any member of Fruit of the Loom shall be set off against each other in accordance with Bankruptcy Codes
Section 553 and any applicable nonbankruptcy law. If, after giving effect to such setoff, a Nondebtor Affiliate has any remaining Intercompany Claim against any member of Fruit of the Loom, that Claim shall be contributed by or on account of the Nondebtor Affiliate to the appropriate member of Fruit of the Loom. If, after giving effect to the setoff, a member of Fruit of the Loom has a remaining intercompany Claim against a Nondebtor Affiliate, that Claim shall remain outstanding and be unaffected by confirmation of the Plan.

          PLEASE TAKE FURTHER NOTICE that, pursuant to the Plan and the Order, except to the extent of any willful misconduct or gross negligence, none of Fruit of the Loom, Reorganized Fruit of the Loom, or any Released Party shall have or incur any liability to any holder of a Claim or Equity Interest for any act or omission in connection with, related to, or arising out of, the Reorganization Cases (including, without limitation, any actions taken and/or not taken with respect to the administration of any Estate or the operation of the business of any member of the Fruit of the Loom Group but this shall not affect ordinary course of business Claims assumed pursuant to the Plan), the Plan, the pursuit of confirmation of the Plan, the consummation of the Plan, or the property to be distributed under the Plan (including, without limitation, the negotiation, formulation, and preparation of the Plan, the Scheme of Arrangement, the Postpetition Credit Agreement, or the APA, including any of the terms, settlements, and compromises reflected in any of the foregoing and any orders of the Court related thereto) except for a Released Party's willful misconduct or gross negligence. On the Effective Date, all Entities shall be conclusively presumed to have released each Released Party from any Claim or Cause of Action in connection with, related to, or arising out of, the Cayman Proceeding, the Scheme of Arrangement, the consummation of the Scheme of Arrangement or the property to be distributed under the Scheme of Arrangement, except for a Released Party's willful misconduct or gross negligence, to the extent that Cayman law allows for such a release. Nothing in this Exculpation shall impair the right of (1) the Purchaser to enforce any covenant or agreement that, under the APA, is to be performed in whole or in part by any party thereto or any Plan Entity after the Closing or
(2) any Entity to enforce Plan terms to the extent permitted by applicable law. Each Released Party shall be entitled to rely on advice of counsel with respect to their duties and responsibilities under the Plan to the extent permitted by applicable law.

          PLEASE TAKE FURTHER NOTICE that, any party in interest wishing to obtain a copy of the Order may request such copy at their own expense in writing to Rena Strappazon, Milbank, Tweed, Hadley & McCloy LLP, One Chase Manhattan Plaza, New York, NY 10005, fax no. (212) 530-5219. Copies of the Order may also be reviewed during regular business hours at the United States Bankruptcy Court for the District of Delaware, 824 Market Street, 6th Floor, Wilmington, Delaware 19801, or may be viewed at the Bankruptcy Court's website, www.deb.uscourts.gov.

Dated:  April 19, 2002
        Wilmington, Delaware

                                       BY ORDER OF THE BANKRUPTCY COURT
                                       Peter J. Walsh,
                                       Chief Bankruptcy Judge


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